 As filed with the U.S. Securities and Exchange Commission on December 12, 2001

                    Registration Nos. 333-11125 and 811-07795

                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      /x/
                         PRE-EFFECTIVE AMENDMENT NO.          / /

                       POST-EFFECTIVE AMENDMENT NO.  47             /x/

                                     AND/OR

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    /x/

                              AMENDMENT NO.  48                /x/

                            J.P. MORGAN SERIES TRUST
                           (formerly JPM Series Trust)
               (Exact Name of Registrant as Specified in Charter)
                   522 Fifth Avenue, New York, New York 10036
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: 1-800-521-5411
            Judy Barlett, c/o J.P. Morgan Fund Distributors, Inc.
                 1211 Avenue of the Americas, New York, NY 10036
                     (Name and Address of Agent for Service)


Copy to: Sharon Weinberg                     Sarah E. Cogan,Esq.               John E. Baumgardner, Jr., Esq.
J.P. Morgan Fund Distributors, Inc.          Simpson Thacher &Bartlett         Sullivan & Cromwell
1211 Avenue of the Americas                  425 Lexington Ave.                125 Broad Street
New York, New York 10036                     New York, New York 10017          New York, New York 10004


It is proposed that this filing will become effective (check appropriate box):

[X] Immediately upon filing pursuant to paragraph (b)
[ ] on [date], pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[X] on [date], pursuant to paragraph (a)(1)

                                                    PROSPECTUS DECEMBER 20, 2001

        JPMORGAN TAX FREE FUNDS
        SELECT CLASS SHARES

        CALIFORNIA BOND FUND
        INTERMEDIATE TAX FREE INCOME FUND
        NEW JERSEY TAX FREE INCOME FUND
        NEW YORK INTERMEDIATE TAX FREE INCOME FUND
        TAX FREE INCOME FUND





                                THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                [LOGO] JP MORGAN FLEMING
                                       Asset Management

CONTENTS

California Bond Fund                                1

Intermediate Tax Free Income Fund                   6

New Jersey Tax Free Income Fund                    11

New York Intermediate Tax Free Income Fund         16

Tax Free Income Fund                               21

The Funds' Management and Administration           26

How Your Account Works                             28

   Buying Fund Shares                              28

   Selling Fund Shares                             29

   Exchanging Fund Shares                          29

   Other Information Concerning The Funds          30

   Distributions and Taxes                         30

Investments                                        32

Risk and Reward Elements                           34

Financial Highlights                               37

How To Reach Us                            Back cover

JPMorgan CALIFORNIA BOND FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 32-36.

THE FUND'S OBJECTIVE

The Fund seeks to provide high after-tax total return for California residents consistent with moderate risk of capital.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in California municipal securities that it believes have the potential to provide high current income which are free from federal and state personal income taxes for California residents. Because the Fund's objective is high after-tax total return rather than high tax-exempt income, the Fund may invest to a limited extent in securities of other states or territories. To the extent that the Fund invests in municipal securities of other states, the income from such securities would be free from federal personal income taxes for California residents but would be subject to California state personal income taxes. For non-California residents, the income from California municipal securities is free from federal personal income taxes only. The Fund may also invest in taxable securities.

The Fund's securities may be of any maturity, but under normal market conditions the Fund's duration will generally range between three and seven years, similar to that of the Lehman Brothers California Competitive Intermediate Bond Index (1-17) (also known as the Lehman 1-17 Year California Municipal Bond Index) (currently 5.42 years).

At least 90% of total assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch, Inc. The Fund also may invest in unrated securities of comparable quality. No more than 10% of total assets may be invested in securities rated B or BB.

The Fund may invest in money market instruments to increase its ability to easily convert investments into cash without losing a significant amount of money in the process.

There may be times when there are not enough municipal securities available to meet the Fund's needs. On these occasions, the Fund may invest in securities that may be subject to federal income tax.

The Fund may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.


BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.


FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's largest duration, a common measurement of a security's sensitivity to interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, because these bonds are more sensitive to economic news and their issuers have a less secure financial condition.

The Fund's share price and total return will vary in response to changes in interest rates. How the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Because the Fund primarily invests in issuers in the State of California, its performance will be affected by the fiscal and economic health of that state and its municipalities.

The Fund may invest in securities whose interest is subject to the federal alternative minimum tax. Consult your tax professional for more information.

The Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This makes the value of the Fund's shares more sensitive to the economic problems affecting those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions because of political and economic instability, the imposition of government controls, or regulations that don't match U.S. standards.

To the extent the Fund does invests in money market instruments, it will bear its ratable share of the expenses of the money market fund which would result in duplicative expenses.


WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

- WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

- WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

- WANT AN INCOME THAT IS EXEMPT FROM FEDERAL, STATE, AND LOCAL (IF APPLICABLE) PERSONAL INCOME TAXES IN CALIFORNIA

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

- REQUIRE STABILITY OF PRINCIPAL

- ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Select Class Shares has varied from year to year for each of the last four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Lehman Brothers 1-16 Year Municipal Bond Index and the Lehman Brothers California Competitive Intermediate Bond Index (1-17), widely recognized market benchmarks. The benchmark for the Fund will now be the Lehman Brothers California Competitive Intermediate Bond Index (1-17), an unmanaged index of California general obligation and revenue bonds which measures California tax-exempt bond market performance and reflects the universe of securities in which the Fund invests. This index replaces the Lehman Brothers 1-16 Year Municipal Bond Index which is composed of tax-exempt securities of various states and measures overall tax-exempt bond market performance.

For the period from 1/1/97 through 4/30/97, returns reflect performance of the Institutional Class Shares of the Fund. During this period, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/01 WAS 5.00%.

YEAR-BY-YEAR RETURNS(1,2)

[CHART]

           1997         7.61%
           1998         5.48%
           1999        -0.78%
           2000        10.14%


BEST QUARTER                 3.46%
                 3rd quarter, 1998

WORST QUARTER               -2.02%
                 2nd quarter, 1999

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                                   PAST 1 YEAR   LIFE OF FUND
 ----------------------------------------------------------------------------
 SELECT CLASS SHARES                                  10.14         5.53

 LEHMAN BROTHERS CALIFORNIA COMPETITIVE
 INTERMEDIATE BOND INDEX (1-17) (NO EXPENSES)          9.70         5.93

 LEHMAN BROTHERS 1-16 YEAR MUNICIPAL
 BOND INDEX (NO EXPENSES)                              9.32         5.81

 (1) THE FUND COMMENCED OPERATIONS ON 12/23/96.

 (2) THE FUND CHANGED ITS FISCAL YEAR END FROM 4/30 TO 8/31.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

Annual operating expenses (%) (expenses that are deducted from fund assets)

 MANAGEMENT FEES                                                      0.30
 DISTRIBUTION (RULE 12b-1) FEES                                       NONE
 SHAREHOLDER SERVICE FEES                                             0.25
 OTHER EXPENSES(1)                                                    0.33
 --------------------------------------------------------------------------
   TOTAL OPERATING EXPENSES                                           0.88
 FEE WAIVERS AND EXPENSE  REIMBURSEMENTS(2)                          (0.23)
 --------------------------------------------------------------------------
   NET EXPENSES(2)                                                    0.65

(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.65% OF AVERAGE DAILY NET ASSETS THROUGH 9/7/04.


EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 9/7/04 and total annual operating expenses thereafter.

The example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 --------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)   66         216         424         1,025

JPMorgan INTERMEDIATE TAX FREE INCOME FUND


RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 32-36.

THE FUND'S OBJECTIVE

The Fund seeks to provide monthly dividends, which are excluded from gross income, and to protect the value of your investment by investing primarily in municipal obligations.

THE FUND'S MAIN
INVESTMENT STRATEGY

As a fundamental policy, the Fund normally invests at least 80% of its net assets in municipal obligations whose interest payments are:

- excluded from gross income for federal income tax purposes

- excluded from the federal alternative minimum tax on individuals

The Fund invests in securities that are rated as investment-grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch, Inc. It may also invest in unrated securities of comparable quality.

The Fund may also invest in derivatives, inverse floaters and interest rate caps, zero coupon securities and forward commitments. These instruments may be used to increase the Fund's income or gain. Derivatives, which are financial instruments whose value is based on another security, index or exchange rate, might also be used to hedge various market risks.

The average dollar weighted maturity of the Fund's portfolio will be between three and ten years.

Under normal market conditions, the Fund reserves the right to invest up to 20% of its total assets in securities that pay interest subject to federal income tax or the federal alternative minimum tax on individuals. To temporarily defend the value of its assets during unusual market conditions, the Fund may exceed this limit.

The Fund may invest in money market funds so that it can easily convert investments into cash without losing a significant amount of money in the process.

There may be times when there are not enough securities available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or Treasury securities that may be subject to federal income tax.

The Fund may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.


FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)) seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR BOLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

A municipality that gets into financial trouble could find it difficult to make interest and principal payments, which would hurt the Fund's returns and its ability to preserve capital and liquidity.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.

Normally, the Fund may invest up to 20% of its total assets in securities whose interest is subject to the federal alternative minimum tax. Consult your tax professional for more information.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls, or regulations that do not match U.S. standards.

The value of zero coupon securities, inverse floaters and interest rate caps tends to fluctuate according to interest rate changes significantly more than the value of ordinary interest-paying debt securities. The price of a security with an interest rate cap will change more often and to a greater degree than a municipal security without one.

Derivatives may be more risky than other types of investments because they are more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

A forward commitment could lose value if the underlying security falls in value before the settlement date or if the other party fails to meet its obligation to complete the transaction.

The Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This makes the value of the Fund's shares more sensitive to the economic problems affecting those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

To the extent the Fund invests in money market instruments, it will bear its ratable share of the expenses of the money market fund which would result in duplicative expenses.


WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

- WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS, BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

- WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

- WANT AN INCOME THAT IS EXEMPT FROM FEDERAL PERSONAL INCOME TAXES

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

- REQUIRE STABILITY OF PRINCIPAL

- ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Select Class Shares (formerly Institutional Shares prior to 9/7/01). The bar chart shows how the performance of the Fund's Shares has varied from year to year for each of the last ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares the performance to the Lehman Competitive Intermediate (1-17 maturities) Index, a widely recognized benchmark, and the Lipper Intermediate Municipal Debt Funds Index. The benchmark for the Fund will now be the Lehman Competitive Intermediate (1-17 maturities) Index, a widely recognized benchmark. The Fund has chosen the Lehman Competitive Intermediate (1-17 maturities) Index, because it is larger and more accurately reflects the maturity range of securities purchased and the broad market exposure.

The performance for the period before Select Class Shares were launched on 1/1/97 is based on the performance of the Fund's predecessor, which was a common trust fund. The historical performance of shares of the predecessor has been adjusted to reflect the Fund's expense level (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/01 WAS 5.95%.

YEAR-BY-YEAR RETURNS(1)

[CHART]

           1991         12.20%
           1992          8.71%
           1993         11.78%
           1994         -3.96%
           1995         14.39%
           1996          3.76%
           1997          8.21%
           1998          6.56%
           1999         -0.55%
           2000          8.56%


BEST QUARTER                     5.92%
                     1st quarter, 1995

WORST QUARTER                   -3.52%
                     1st quarter, 1994


AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2000

                                    PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
--------------------------------------------------------------------------------
 SELECT CLASS SHARES                    8.56           5.26             6.82

 LEHMAN COMPETITIVE INTERMEDIATE

 (1-17 MATURITIES) INDEX(2)
 (NO EXPENSES)                          1.45          31.12               --

 LIPPER INTERMEDIATE MUNICIPAL
 DEBT FUNDS INDEX (NO EXPENSES)         8.67           4.80             6.09

(1) THE FUND'S FISCAL YEAR END IS 8/31.

(2) SINCE THE INDEX STARTED 7/93, IT LACKS A COMPLETE TEN YEARS OF HISTORY.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

 MANAGEMENT FEES                                                         0.30
 DISTRIBUTION (RULE 12b-1) FEES                                          NONE
 SHAREHOLDER SERVICE FEES                                                0.25
 OTHER EXPENSES(1)                                                       0.20
--------------------------------------------------------------------------------
   TOTAL OPERATING EXPENSES                                              0.75
 FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (0.09)
--------------------------------------------------------------------------------
   NET EXPENSES(2)                                                       0.66



(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.66% OF AVERAGE DAILY NET ASSETS THROUGH 9/7/04.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year and

- net expenses through 9/7/04 and total annual operating expenses thereafter.

The example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.

                                   1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)      67         214         392         907

JPMorgan NEW JERSEY TAX FREE INCOME FUND


RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 32-36.

THE FUND'S OBJECTIVE

The Fund seeks to provide monthly dividends that are excluded from gross income for federal income tax purposes and are exempt from the New Jersey gross income tax, that state's personal income tax. It also seeks to protect the value of your investment.

THE FUND'S MAIN INVESTMENT STRATEGY

As a fundamental policy, the Fund normally invests at least 80% of its net assets in New Jersey municipal obligations whose interest payments are:

- excluded from gross income for federal income tax purposes and exempt from New Jersey income taxes, and

- not subject to the federal alternative minimum tax on individuals

The Fund may invest in municipal obligations issued by the State of New Jersey, its political subsidiaries, as well as Puerto Rico, other U.S. territories and their political subdivisions.

The Fund invests in securities that are rated as investment grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch, Inc. It may also invest in unrated securities of comparable quality.

The Fund may also invest in derivatives, inverse floaters and interest rate caps, zero coupon securities and forward commitments. These instruments may be used to increase the Fund's income or gain. Derivatives, which are financial instruments whose value is based on another security, index or exchange rate, might also be used to hedge various market risks.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio.

Under normal market conditions, the Fund reserves the right to invest up to 20% of its total assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or New Jersey personal income taxes. To temporarily defend the value of its assets during unusual market conditions, the Fund may exceed this limit.

The Fund may invest in money market funds so that it can easily convert investments into cash without losing a significant amount of money in the process.

There may be times when there are not enough securities available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or Treasury securities that may be subject to federal income tax.

The Fund may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.


FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON THE MARKET CONDITIONS.


INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)), seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

The Fund invests primarily in the State of New Jersey and its municipalities and public authorities. If the state, or any of the local government bodies, gets into financial trouble, it could have difficulty paying interest and principal. This would hurt the Fund's returns and its ability to preserve capital and liquidity.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.

Normally, the Fund may invest up to 20% of its total assets in securities whose interest is subject to the federal alternative minimum tax. Consult your tax professional for more information.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls, or regulations that do not match U.S. standards.

The value of zero coupon securities, inverse floaters and interest rate caps tends to fluctuate according to interest rate changes significantly more than the value of ordinary interest-paying debt securities. The price of a security with an interest rate cap will change more often and to a greater degree than a municipal security without one.

A forward commitment could lose value if the underlying security falls in value before the settlement date or if the other party fails to meet its obligation to complete the transaction.

Derivatives may be more risky than other types of investments because they are more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This makes the value of the Fund's shares more sensitive to the economic problems affecting those issuing the securities. In addition, more than 25% of the Fund's assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

To the extent the Fund invests in money market instruments, it will bear its ratable share of the expenses of the money market fund which would result in duplicative expenses.


WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

- WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

- WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

- WANT AN INCOME THAT IS EXEMPT FROM FEDERAL, STATE, AND LOCAL (IF APPLICABLE) PERSONAL INCOME TAXES IN NEW JERSEY

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

- REQUIRE STABILITY OF PRINCIPAL

- ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Select Class Shares (formerly Institutional Shares prior to 9/7/01) has varied from year to year for each of the last ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past one year, five years and ten years. It compares the performance to the Lehman Competitive Intermediate (1-17 maturities) Index, the Lehman Municipal Bond Index, the Lehman 7-Year Municipal Bond Index, widely recognized benchmarks, and the Lipper New Jersey Municipal Debt Funds Average. The benchmark for the Fund will now be the Lehman Competitive Intermediate (1-17 maturities) Index, a widely recognized benchmark. The Fund has chosen the Lehman Competitive Intermediate (1-17 maturities) Index, because it is larger and more accurately reflects the maturity range of securities purchased and the broad market exposure.

The performance of the Fund prior to 1/1/97 is based on the historical performance of the Fund's predecessor, which was a common trust fund. The historical performance of shares of the predecessor fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/01 WAS 5.16%.


YEAR-BY-YEAR RETURNS(1)

[CHART]

           1991        10.05%
           1992         6.70%
           1993         9.89%
           1994        -2.38%
           1995        11.72%
           1996         3.16%
           1997         7.66%
           1998         6.20%
           1999        -1.93%
           2000        11.46%

BEST QUARTER                 4.96%
                 4th quarter, 2000

WORST QUARTER               -2.60%
                 1st quarter, 1994


AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                     PAST 1 YEAR    PAST 5 YEARS  P AST 10 YEARS
--------------------------------------------------------------------------------
 SELECT CLASS SHARES                    11.46          5.21           6.14

 LEHMAN MUNICIPAL
 BOND INDEX (NO EXPENSES)               11.68          5.84           7.32

 LEHMAN 7-YEAR
 MUNICIPAL BOND INDEX (NO EXPENSES)      9.07          5.39           6.75

 LEHMAN COMPETITIVE INTERMEDIATE
 (1-17 MATURITIES) INDEX(2) (NO
 EXPENSES)                               9.45         31.12             --

 LIPPER NEW JERSEY MUNICIPAL
 DEBT FUNDS AVERAGE (NO EXPENSES)       11.08          4.75           6.57

(1) THE FUND'S FISCAL YEAR END IS 8/31.

(2) SINCE THE INDEX STARTED 7/93, IT LACKS A COMPLETE TEN YEARS OF HISTORY.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

 MANAGEMENT FEES                                                         0.30
 DISTRIBUTION (RULE 12b-1) FEES                                          NONE
 SHAREHOLDER SERVICE FEES                                                0.25
 OTHER EXPENSES(1)                                                       0.38
--------------------------------------------------------------------------------
   TOTAL OPERATING EXPENSES                                              0.93
 FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (0.18)
--------------------------------------------------------------------------------
   NET EXPENSES(2)                                                       0.75


(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.75% OF AVERAGE DAILY NET ASSETS THROUGH 9/7/02.

EXAMPLE

This example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year and

- net expenses through 9/7/02 and total annual operating expenses thereafter.

The example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.

                                   1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)      82         284         503         1,132

JPMorgan NEW YORK INTERMEDIATE TAX FREE INCOME FUND


RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 32-36.

THE FUND'S OBJECTIVE

The Fund seeks to provide monthly dividends that are excluded from gross income for federal income tax purposes and are exempt from New York State and New York City personal income taxes. It also seeks to protect the value of your investment.

THE FUND'S MAIN INVESTMENT STRATEGY

As a fundamental policy, the Fund normally invests at least 80% of its net assets in New York municipal obligations whose interest payments are:

- excluded from gross income for federal income tax purposes and exempt from New York State and New York City income taxes, and

- not subject to the federal alternative minimum tax on individuals.

The Fund may invest in municipal obligations issued by the State of New York, its political subdivisions, as well as Puerto Rico, other U.S. territories and their political subdivisions.

The Fund invests in securities that are rated as investment-grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch, Inc. It may also invest in unrated securities of comparable quality.

The Fund may also invest in derivatives, inverse floaters and interest rate caps, zero coupon securities and forward commitments. These instruments may be used to increase the Fund's income or gain. Derivatives, which are financial instruments whose value is based on another security, index or exchange rate, might also be used to hedge various market risks.

The average dollar weighted maturity of the Fund's portfolio will be between three and ten years.

Under normal market conditions, the Fund reserves the right to invest up to 20% of its total assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or New York State and New York City personal income taxes. To temporarily defend the value of its assets during unusual market conditions, the Fund may exceed this limit.

The Fund may invest in money market funds so that it can easily convert investments into cash without losing a significant amount of money in the process.

There may be times when there are not enough securities available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or Treasury securities that may be subject to federal income tax.

The Fund may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.


FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.


INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)), seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED, OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

The Fund invests primarily in New York State and its municipalities and public authorities. If the state, or any of the local government bodies, gets into financial trouble, it could have difficulty paying interest and principal. This would hurt the Fund's returns and its ability to preserve capital and liquidity.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.

Normally, the Fund may invest up to 20% of its total assets in securities whose interest is subject to the federal alternative minimum tax. Consult your tax professional for more information.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls, or regulations that do not match U.S. standards.

The value of zero coupon securities, inverse floaters and interest rate caps tends to fluctuate according to interest rate changes significantly more than the value of ordinary interest-paying debt securities. The price of a security with an interest rate cap will change more often and to a greater degree than a municipal security without one.

Derivatives may be more risky than other types of investments because they are more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

A forward commitment could lose value if the underlying security falls in value before the settlement date or if the other party fails to meet its obligation to complete the transaction.

The Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This makes the value of the Fund's shares more sensitive to the economic problems affecting those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

To the extent the Fund invests in money market instruments, it will bear its ratable share of the expenses of the money market fund which would result in duplicative expenses.


WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

- WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

- WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

- WANT AN INCOME THAT IS EXEMPT FROM FEDERAL, STATE, AND LOCAL (IF APPLICABLE) PERSONAL INCOME TAXES IN NEW YORK

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

- REQUIRE STABILITY OF PRINCIPAL

- ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Select Class Shares (formerly Institutional Class Shares prior to 9/7/01). The bar chart shows how the performance of the Fund's shares has varied from year to year for each of the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares the performance to the Lehman NY Competitive Intermediate (1-17 maturities) Index and the Lehman Municipal Bond Index, widely recognized benchmarks, and the Lipper New York Municipal Debt Funds Index. The benchmark for the Fund will now be the Lehman NY Competitive Intermediate (1-17 maturities) Index, because it is a more accurate depiction of the risk and performance characteristics of the Fund.

The performance prior to 1/1/97 is based on the historical performance of the Fund's predecessor, which was a common trust fund. The historical performance of shares of the predecessor fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/01 WAS 5.03%.

YEAR-BY-YEAR RETURNS(1)

[CHART]

           1991         11.82%
           1992          9.08%
           1993         11.28%
           1994         -5.81%
           1995         15.42%
           1996          3.06%
           1997          8.46%
           1998          6.45%
           1999         -1.41%
           2000          9.93%


BEST QUARTER                 5.82%
                 1st quarter, 1995

WORST QUARTER               -4.27%
                 1st quarter, 1994


AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2000

                                       PAST 1 YEAR   PAST 5 YEARS  PAST 10 YEARS
 -------------------------------------------------------------------------------
 SELECT CLASS SHARES                       9.93         5.23          6.64

 LEHMAN MUNICIPAL BOND INDEX
 (NOEXPENSES)                             11.68         5.84          7.32

 LEHMAN NY COMPETITIVE INTERMEDIATE
 (1-17 MATURITIES) INDEX(2) (NO
 EXPENSES)                                 9.66        33.18            --

 LIPPER NEW YORK MUNICIPAL
 DEBT FUNDS INDEX (NO EXPENSES)           12.16         4.88          6.82

(1) THE FUND'S FISCAL YEAR END IS 8/31.

(2) SINCE THE INDEX STARTED 7/93, IT LACKS A COMPLETE 10 YEARS OF HISTORY.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

 MANAGEMENT FEES                                                         0.30
 DISTRIBUTION (RULE 12b-1) FEES                                          NONE
 SHAREHOLDER SERVICE FEES                                                0.25
 OTHER EXPENSES(1)                                                       0.24
--------------------------------------------------------------------------------
   TOTAL OPERATING EXPENSES                                              0.79
 FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (0.07)
--------------------------------------------------------------------------------
   NET EXPENSES(2)                                                       0.72


(1) "OTHER EXPENSES" BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL
    YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.72% OF AVERAGE DAILY NET ASSETS THROUGH 9/7/04.

EXAMPLE The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year and

- net expenses through 9/7/04 and total annual operating expenses thereafter.

The example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.

                                   1 YEAR     3 YEARS     5 YEARS     10 YEARS
 -----------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)      74         233         420         960

JPMorgan TAX FREE INCOME FUND


RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 32-36.

THE FUND'S OBJECTIVE

The Fund seeks to provide monthly dividends that are excluded from gross income for federal income tax purposes and to protect the value of your investment by investing primarily in municipal obligations.

THE FUND'S MAIN INVESTMENT STRATEGY

As a fundamental policy, the Fund normally invests at least 80% of its net assets in municipal obligations whose interest payments are:

- excluded from gross income for federal income tax purposes, and

- not subject to the federal alternative minimum tax on individuals.

The Fund invests in securities that are rated as investment-grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch, Inc. It may also invest in unrated securities of comparable quality.

The Fund may also invest in derivatives, inverse floaters and interest rate caps, zero coupon securities and forward commitments. These instruments may be used to increase the Fund's income or gain. Derivatives, which are financial instruments whose value is based on another security, index or exchange rate, might also be used to hedge various market risks.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio.

Under normal market conditions, the Fund reserves the right to invest up to 20% of its total assets in securities that pay interest subject to federal income tax or the federal alternative minimum tax on individuals. To temporarily defend the value of its assets during unusual market conditions, the Fund may exceed this limit.

The Fund may invest in money market funds so that it can easily convert investments into cash without losing a significant amount of money in the process.

The Fund may also invest in municipal lease obligations. These allow the Fund to participate in municipal lease agreements and installment purchase contracts.

The Fund may invest up to 25% of its total assets in municipal lease obligations backed by letters of credit or guarantees from U.S. and foreign banks and other foreign institutions.

There may be times when there are not enough securities available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or Treasury securities that may be subject to federal income tax.

The Fund may change any of its non-fundamental investment policies

(including its investment objective) without shareholder approval.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.


FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.


INVESTMENT PROCESS

In managing the Fund, J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM
(USA)), the adviser, seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

If a municipality gets into financial trouble, it could have difficulty paying interest and principal. This would hurt the Fund's returns and its ability to preserve capital and liquidity.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.

Normally, the Fund may invest up to 20% of its total assets in securities whose interest is subject to the federal alternative minimum tax. Consult your tax professional for more information.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls, or regulations that do not match U.S. standards.

The value of zero coupon securities, inverse floaters and interest rate caps tends to fluctuate according to interest rate changes significantly more than the value of ordinary interest-paying debt securities. The price of a security with an interest rate cap will change more often and to a greater degree than a municipal security without one.

Derivatives may be riskier than other types of investments because they are more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

A forward commitment could lose value if the underlying security falls in value before the settlement date or if the other party fails to meet its obligation to complete the transaction.

The Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This makes the value of the Fund's shares more sensitive to the economic problems affecting those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

To the extent the Fund invests in money market instruments, it will bear its ratable share of the expenses of the money market fund which would result in duplicative expenses.


WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

- WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

- WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

- WANT AN INCOME THAT IS EXEMPT FROM FEDERAL AND PERSONAL INCOME TAXES

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

- REQUIRE STABILITY OF PRINCIPAL

- ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Select Class Shares (formerly Institutional Class Shares prior to 9/7/01). The bar chart shows how the performance of the Fund's shares has varied from year to year for each of the last ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Lehman Municipal Bond Index, a widely recognized market benchmark, and the Lipper General Municipal Debt Funds Index.

The performance of the Fund's shares prior to 1/1/97 is based on the historical performance of the Fund's predecessor, which was a common trust fund. The historical performance of shares of the predecessor fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/01 WAS 4.99%.

YEAR-BY-YEAR RETURNS(1)

[CHART]

           1991        11.48%
           1992         9.13%
           1993        11.32%
           1994        -3.88%
           1995        14.44%
           1996         4.09%
           1997         9.11%
           1998         6.49%
           1999        -3.26%
           2000        11.68%


 BEST QUARTER                5.72%
                 1st quarter, 1995

 WORST QUARTER              -3.29%
                 1st quarter, 1994

Shows performance over time, for periods ended December 31, 2000

AVERAGE ANNUAL TOTAL RETURNS (%)
                                    PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
 -------------------------------------------------------------------------------
 SELECT CLASS SHARES                   11.68          5.49             6.89

 LEHMAN MUNICIPAL BOND INDEX
 (AFTER EXPENSES)                      11.68          5.84             7.32

 LIPPER GENERAL MUNICIPAL DEBT
 FUNDS INDEX (AFTER EXPENSES)          11.10          4.99             6.79

(1) THE FUND'S FISCAL YEAR END IS 8/31.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM fund ASSETS)

 MANAGEMENT FEES                                                         0.30
 DISTRIBUTION (RULE 12b-1) FEES                                          NONE
 SHAREHOLDER SERVICE FEES                                                0.25
 OTHER EXPENSES(1)                                                       0.21
--------------------------------------------------------------------------------
   TOTAL OPERATING EXPENSES                                              0.76
 FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (0.01)
--------------------------------------------------------------------------------
   NET EXPENSES(2)                                                       0.75


(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.75% OF AVERAGE DAILY NET ASSETS THROUGH 9/7/02.

EXAMPLE

This example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year and

- net expenses through 9/7/02 and total annual operating expense thereafter.

The example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.

                                   1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)      77         242         422         942

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The California Bond Fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. The Intermediate Tax Free Income Fund, New Jersey Tax Free Income Fund, New York Intermediate Tax Free Income Fund and Tax Free Income Fund are series of Mutual Fund Select Trust which is a Massachusetts business trust. The trusts are all governed by the same trustees. The trustees are responsible for overseeing all business activities.

THE FUNDS' INVESTMENT ADVISERS

JPMIM is the investment adviser and makes the day-to-day investment decisions for the California Bond Fund. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMFAM (USA) is the investment adviser for the Intermediate Tax Free Income Fund, New Jersey Tax Free Income Fund, New York Intermediate Tax Free Income Fund and Tax Free Income Fund and makes the day-to-day investment decisions for those Funds. JPMFAM (USA) is located at 522 Fifth Avenue, New York, NY 10036.

Prior to February 28, 2001, the adviser to the Intermediate Tax Free Income Fund, New Jersey Tax Free Income Fund, New York Intermediate Tax Free Income Fund, and Tax Free Income Fund was The Chase Manhattan Bank and JPMFAM (USA) was the sub-adviser to those Funds

JPMIM and JPMFAM (USA) are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year, each adviser (as applicable) was paid management fees (net of waivers) as a percentage of average daily net assets as follows:

                                                    FISCAL
 FUND                                               YEAR END      %
---------------------------------------------------------------------
 CALIFORNIA BOND FUND                               8/31         0.30

 INTERMEDIATE TAX FREE INCOME FUND                  8/31         0.30

 NEW JERSEY TAX FREE INCOME FUND                    8/31         0.30

 NEW YORK INTERMEDIATE TAX FREE INCOME FUND         8/31         0.30

 TAX FREE INCOME FUND                               8/31         0.30


PORTFOLIO MANAGERS

The Funds are managed by a team of individuals at JPMIM or JPMFAM (USA), as applicable.

THE FUNDS' ADMINISTRATORS

JPMorgan Chase Bank (the Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion the following annual fee on behalf of each Fund for administrative services:

0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including JPMorgan Chase Bank, under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Select Class Shares of each Fund held by investors serviced by the shareholder servicing agent.

The advisers and/or J.P. Morgan Fund Distributors, Inc. (JPMFD) may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUND'S DISTRIBUTOR

JPMFD is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS


BUYING FUND SHARES

You don't pay any sales charge (sometimes called a load) when you buy Select Class Shares in these Funds. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything a particular Fund owns, minus everything it owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange (NYSE). You'll pay the next NAV calculated after the JPMorgan Fund Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy shares in two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM

Tell your representative or firm which Funds you want to buy and he or she will contact us. Your representative or firm may charge you a fee and may offer additional services, such as special purchase and redemption programs "sweep" programs, cash advances and redemption checks. Some representatives or firms charge a single fee that covers all services. Your representative or firm may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392

The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the NYSE, we will process your order at that day's price. All purchases of Select Class Shares must be paid by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day.

You must provide a Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to cease offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. You cannot sell your shares until your check clears, which could take 15 calendar days after such shares were purchased. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. This could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be canceled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays.

MINIMUM INVESTMENTS

Investors must buy a minimum of $1,000,000 worth of Select Class Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Select Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors. Current shareholders of Select Class Shares who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares of this and other Funds without regard to this minimum.

SELLING FUND SHARES

You can sell your shares on any day the JPMorgan Funds Service Center is open for trading, either directly to the Funds or through your investment representative. You'll receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order.

We will need the names of the registered shareholders and your account number before we can sell your shares.

We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. We will not accept an order to sell shares if the Fund hasn't collected your payment for the shares. The Funds may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You can sell shares in two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative that you want to sell Select Class Shares. He or she will send all necessary documents to JPMorgan Fund Services. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire.

REDEMPTIONS-IN-KIND

Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your Select Class Shares for shares of the same class in certain other JPMorgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you. Carefully read the prospectus of the Funds you want to buy before making an exchange. Call 1-800-348-4782 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or more than 3 exchanges in a quarter. See the Statement of Additional Information (SAI) to find out more about the exchange privilege.

EXCHANGING BY PHONE

You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center at 1-800-348-4782 or your investment representative.

OTHER INFORMATION CONCERNING THE FUNDS

We may close your account if the aggregate balance falls below $1,000,000 for 30 days as a result of selling shares. We will give you 60 days' notice before closing your account. This restriction doesn't apply to shareholders who hold Select Class Shares as a result of the reorganization of certain JPMorgan Funds in September 2001.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Please write to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

The Funds may issue multiple classes of shares. This prospectus relates only to Select Class Shares of the Funds. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds declare dividends daily and distribute any net investment income (other than short-term capital gains) at least monthly. Net capital gain is distributed annually. You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of tax-exempt interest income are not subject to federal income taxes, but will generally be subject to state and local taxes. However, for the New Jersey Tax Free Income Fund, New Jersey residents will not have to pay New Jersey personal income taxes on dividends of tax-exempt income from New Jersey municipal obligations. Similarly, for the New York Intermediate Tax Free Income Fund, New York residents will not have to pay New York State or New York City personal income taxes on dividends of tax-exempt income from New York municipal obligations, and for the California Bond Fund, California residents will not have to pay California personal income taxes on dividends of tax-exempt income from California municipal obligations. The state or municipality where you live may not charge you state or local taxes on dividends of tax-exempt interest earned on certain bonds. Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

INVESTMENTS

This table discusses the customary types of investments which can be held by each Fund. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and may be rated by S&P, Moody's or other nationally recognized statistical rating organization.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.

PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.

REPURCHASE AGREEMENTS Contracts whereby the Fund agrees to purchase a security and resell it to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SWAPS Contractual agreement whereby a domestic or foreign party agrees to exchange periodic payments with a counterparty. Segregated liquid assets are used to offset leverage risk.

SYNTHETIC VARIABLE RATE INSTRUMENTS Debt instruments whereby the issuer agrees to exchange one security for another in order to change the maturity or quality of a security in the Fund.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.


RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

/X/  Permitted (and if applicable, percentage limitation)
          percentage of total assets         - BOLD
          percentage of net assets           - ITALIC

/ /  Permitted, but not typically used

+    Permitted, but no current intention of use

--   Not permitted


                                                                                                     NEW YORK
                                                                     INTERMEDIATE    NEW JERSEY      INTERMEDIATE
                                                     CALIFORNIA      TAX FREE        TAX FREE        TAX FREE        TAX FREE
RELATED TYPES OF RISK                                BOND            INCOME          INCOME          INCOME          INCOME
-----------------------------------------------------------------------------------------------------------------------------
credit, interest rate, market, prepayment            / /             / /             / /             / /             / /

credit, currency, liquidity, political               / / Domestic    / / Domestic    / / Domestic    / / Domestic    / / Domestic
                                                         only            only            only            only            only

credit, currency, interest rate, liquidity,
market, political                                    /X/             /X/             /X/             /X/             /X/

credit, environmental, extension, interest
rate, liquidity, market, natural event,
political, prepayment, valuation                     +               +               +               +               +

credit, interest rate, liquidity, market,
valuation                                            /X/             /X/             /X/             /X/             /X/

credit                                               / /             / /             / /             / /             / /

credit                                               / /(1)          / /(1)          / /(1)          / /(1)          / /(1)

credit, currency, interest rate, leverage,
market, political                                    / /             / /             / /             / /             / /

credit, interest rate, leverage, liquidity,
market                                               /X/             /X/             /X/             /X/             /X/

credit, interest rate, market, natural
event, political                                     /X/             /X/             /X/             /X/             /X/

interest rate                                        /X/             /X/             /X/             /X/             /X/

credit, currency, interest rate, liquidity,
market, political, valuation                         /X/             /X/             /X/             /X/             /X/

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) in the aggregate may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS FOR THE FUNDS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.



POTENTIAL RISKS

MARKET CONDITIONS                             POTENTIAL REWARDS                          POLICIES TO BALANCE RISK AND REWARD
----------------------------------------------------------------------------------------------------------------------------------
-  Each Fund's share price, yield, and        -  Bonds have generally outperformed       -  Under normal circumstances the Funds
   total return will fluctuate in                money market investments over the          plan to remain fully invested in
   response to bond market movements             long term, with less risk than stocks      bonds and other fixed income
                                                                                            securities

-  The value of most bonds will fall          -  Most bonds will rise in value when      -  The Funds seek to limit risk and
   when interest rates rise; the longer          interest rates fall                        enhance total return or yields
   a bond's maturity and the lower its                                                      through careful management, sector
   credit quality, the more its value         -  Mortgage-backed and asset-backed           allocation, individual securities
   typically falls                               securities and direct mortgages can        selection, and duration management
                                                 offer attractive returns
-  Adverse market conditions may from                                                    -  During severe market downturns, the
   time to time cause a Fund to take          -  Asset-backed securities (securities        Funds have the option of investing up
   temporary defensive positions that            representing an interest in, or            to 100% of assets in high quality
   are inconsistent with its principal           secured by, a pool of mortgages or         short-term securities
   investment strategies and may hinder          other assets such as receivables) and
   a Fund from achieving its investment          direct mortgages could generate         -  Each adviser monitors interest rate
   objective                                     capital losses or periods of low           trends, as well as geographic and
                                                 yields if they are paid off                demographic information
-  Mortgage-backed and asset-backed              substantially earlier or later than
   securities (securities representing           anticipated
   an interest in, or secured by, a pool
   of mortgages or other assets such as       -  Each Fund is non-diversified, which
   receivables) and direct mortgages             means that a relatively high
   could generate capital losses or              percentage of the Fund's assets may
   periods of low yields if they are             be invested in a limited number of
   paid off substantially earlier or             issuers. Therefore, its performance
   later than anticipated                        may be more vulnerable to changes in
                                                 the market value of a single issuer
                                                 or a group of issuers


CREDIT QUALITY

-  The default of an issuer would leave       -  Investment-grade bonds have a lower     -  Each Fund maintains its own policies
   a Fund with unpaid interest or                risk of default                            for balancing credit quality against
   principal                                                                                potential yields and gains in light
                                              -  Junk bonds offer higher yields and         of its investment goals
-  Junk bonds (those rated BB/Ba or              higher potential gains
   lower) have a higher risk of default,                                                 -  Each adviser develops its own ratings
   tend to be less liquid, and may be                                                       of unrated securities and makes
   more difficult to value                                                                  credit quality determinations for
                                                                                            unrated securities

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

-  When a Fund buys securities before         -  A Fund can take advantage of            -  Each Fund segregates liquid assets to
   issue or for delayed delivery, it             attractive transaction opportunities       offset leverage risk
   could be exposed to leverage risk if
   it does not segregate liquid assets


POTENTIAL RISKS                               POTENTIAL REWARDS                          POLICIES TO BALANCE RISK AND REWARD

MANAGEMENT CHOICES
----------------------------------------------------------------------------------------------------------------------------------
-  A Fund could underperform its              -  A Fund could outperform its benchmark   -  Each adviser focuses its active
   benchmark due to its sector,                  due to these same choices                  management on those areas where it
   securities or duration choices                                                           believes its commitment to research
                                                                                            can most enhance returns and manage
DERIVATIVES                                                                                 risks in a consistent way

-  Derivatives such as futures, options,      -  Hedges that correlate well with         -  The Funds use derivatives, such as
   swaps and forward foreign currency            underlying positions can reduce or         futures, options, swaps and forward
   contracts(1) that are used for                eliminate losses at low cost               foreign currency contracts for
   hedging the portfolio or specific                                                        hedging and for risk management
   securities may not fully offset the        -  A Fund could make money and protect        (i.e., to adjust duration or yield
   underlying positions and this could           against losses if the management's         curve exposure, or to establish or
   result in losses to the Funds that            analysis proves                            adjust exposure to particular
   would not have otherwise occurred             correct                                    securities, markets, or currencies);
                                                                                            risk management may include
-  Derivatives used for risk management       -  Derivatives that involve leverage          management of a Fund's exposure
   may not have the intended effects and         could generate substantial gains at        relative to its benchmark
   may result in losses or missed                low cost
   opportunities                                                                         -  The Funds only establish hedges that
                                                                                            they expect will be highly correlated
-  The counterparty to a derivatives                                                        with underlying positions
   contract could default
                                                                                         -  The Funds (except California Bond
-  Certain types of derivatives involve                                                     Fund) may use derivatives to increase
   costs to the Funds which can reduce                                                      income or gain
   returns
                                                                                         -  While the Funds may use derivatives
-  Derivatives that involve leverage                                                        that incidentally involve leverage,
   could magnify losses                                                                     they do not use them for the specific
                                                                                            purpose of leveraging their
-  Derivatives used for non-hedging                                                         portfolios
   purposes could cause losses that
   exceed the original investment

-  Derivatives may, for tax purposes,
   affect the character of gain and loss
   realized by a Fund, accelerate
   recognition of income to a Fund,
   affect the holding period of a Fund's
   assets and defer recognition of
   certain of a Fund's losses


SECURITIES LENDING

-  When a Fund lends a security, there        -  A Fund may enhance income through the   -  Each adviser maintains a list of
   is a risk that the loaned securities          investment of the collateral received      approved borrowers
   may not be returned if the borrower           from the borrower
   defaults                                                                              -  The Funds receive collateral equal to
                                                                                            at least 100% of the current value of
-  The collateral will be subject to the                                                    securities loaned
   risks of the securities in which it
   is invested                                                                           -  The lending agents indemnify a Fund
                                                                                            against borrower default

                                                                                         -  Each adviser's collateral investment
                                                                                            guidelines limit the quality and
                                                                                            duration of collateral investment to
                                                                                            minimize losses

                                                                                         -  Upon recall, the borrower must return
                                                                                            the securities loaned within the
                                                                                            normal settlement period


ILLIQUID HOLDINGS

-  A Fund could have difficulty valuing       -  These holdings may offer more           -  No Fund may invest more than 15% of
   these holdings precisely                      attractive yields or potential growth      net assets in illiquid holdings
                                                 than comparable widely traded
-  A Fund could be unable to sell these          securities                              -  To maintain adequate liquidity to
   holdings at the time or price desired                                                    meet redemptions, each Fund may hold
                                                                                            investment-grade short-term
                                                                                            securities (including repurchase
                                                                                            agreements and reverse repurchase
                                                                                            agreements) and, for temporary or
                                                                                            extraordinary purposes, may borrow
                                                                                            from banks up to 33 1/3% of the value
                                                                                            of its total assets or draw on a line
                                                                                            of credit

A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.


POTENTIAL RISKS                               POTENTIAL REWARDS                           POLICIES TO BALANCE RISK AND REWARD
----------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING

-  Increased trading would raise a            -  A Fund could realize gains in a short   -  The Funds may use short-term trading
   Fund's transaction costs                      period of time                             to take advantage of attractive or
                                                                                            unexpected opportunities or to meet
-  Increased short-term capital gains         -  A Fund could protect against losses        demands generated by shareholder
   distributions would raise                     if a bond is overvalued and its value      activity
   shareholders' income tax liability            later falls
                                                                                         -  The Funds' Portfolio Turnover Rate
                                                                                            for the most recent fiscal year is
                                                                                            listed below:

                                                                                            California Bond Fund: 55% (fiscal
                                                                                            year ended 4/30/01) and 29% (5/1/01 -
                                                                                            8/31/01)

                                                                                            Intermediate Tax Free Income Fund:
                                                                                            15% to 43%

                                                                                            New Jersey Tax Free Income Fund: 48%

                                                                                            New York Intermediate Tax Free Income
                                                                                            Fund: 33%

                                                                                            Tax Free Income Fund: 20% to 57%

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, except as noted, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

JPMORGAN CALIFORNIA BOND FUND


                                                                    4/21/97(1)      YEAR      YEAR     YEAR      YEAR     5/1/01
                                                                       THROUGH     ENDED     ENDED    ENDED     ENDED    THROUGH
PER SHARE DATA:                                                        4/30/97   4/30/98   4/30/99  4/30/00   4/30/01  8/31/01(3)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $10.00    $10.04    $10.35   $10.57    $10.20    $10.53
---------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                                0.01      0.41      0.40     0.41      0.45      0.14
     Net realized and unrealized gain (loss) on investment                0.04      0.31      0.26   (0.36)      0.33      0.41
---------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations                                     0.05      0.72      0.66     0.05      0.78      0.55

   Distributions to shareholders from:
     Net investment income                                                0.01      0.41      0.40     0.41      0.45      0.14
     Net realized gain                                                      --        --      0.04     0.01        --       .03
---------------------------------------------------------------------------------------------------------------------------------
     Total distributions to shareholders                                  0.01      0.41      0.44     0.42      0.45      0.17
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $10.04    $10.35    $10.57   $10.20    $10.53    $10.91
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                              0.51%     7.20%     6.43%    0.60%     7.77%     5.31%
=================================================================================================================================

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                                       $0        $6        $7      $14       $33       $31

RATIO TO AVERAGE NET ASSETS:
   Net expenses(2)                                                        0.62%     0.65%     0.65%    0.65%     0.65%     0.65%
   Net investment income(2)                                               4.52%     3.94%     3.76%    3.99%     4.25%     3.84%
   Expenses without reimbursement(2)                                      1.17%     1.00%     0.87%    0.85%     0.78%     0.78%
   Net investment income without reimbursements(2)                        3.97%     3.59%     3.54%    3.79%     4.12%     3.71%
Portfolio turnover                                                          40%       44%       40%   87%(2)       55%       29%


 (1) Commencement of operations.
 (2) Short periods have been annualized.
 (3) This year the Fund changed the fiscal year end from 4/30 to 8/31.

JPMORGAN INTERMEDIATE TAX FREE INCOME FUND(1)


                                                                        1/1/97(2)      YEAR     YEAR      YEAR      YEAR
                                                                          THROUGH     ENDED    ENDED     ENDED     ENDED
PER SHARE OPERATING PERFORMANCE:                                          8/31/97   8/31/98  8/31/99   8/31/00   8/31/01
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $10.75    $10.85   $10.93    $10.42    $10.46
------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                                   0.39      0.56     0.52      0.46      0.44
     Net gains or (losses) in securities (both realized and
      unrealized)                                                            0.10      0.29   (0.39)      0.10      0.52
------------------------------------------------------------------------------------------------------------------------
     Total from investment operations                                        0.49      0.85     0.13      0.56      0.96

   Less distributions:
     Dividends from net investment income                                    0.39      0.56     0.52      0.46      0.44
     Distributions from capital gains                                          --      0.21     0.12      0.06        --
------------------------------------------------------------------------------------------------------------------------
     Total distributions                                                     0.39      0.77     0.64      0.52      0.44

Net asset value, end of period                                             $10.85    $10.93   $10.42    $10.46    $10.98
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                4.58%     8.08%    1.15%     5.54%     9.35%
========================================================================================================================

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)                                         $631      $717     $729      $694      $728

RATIOS TO AVERAGES NET ASSETS:
   Expenses(3)                                                              0.02%     0.02%    0.03%     0.57%     0.74%
   Net investment income(3)                                                 5.40%     5.10%    4.81%     4.49%     4.10%
   Expenses without waivers, reimbursements and earnings
    credits(3)                                                              0.50%     0.50%    0.50%     0.66%     0.75%
   Net investment income without waivers, reimbursements
    and earnings credits(3)                                                 4.92%     4.62%    4.34%     4.40%     4.09%
Portfolio turnover rate                                                       60%       71%      62%       60%       43%


 (1) Formerly Chase Vista Select Intermediate Tax Free Income Fund:
     Institutional Shares.

 (2) Commencement of operations.
 (3) Short periods have been annualized.

JPMORGAN NEW JERSEY TAX FREE INCOME FUND(1)


                                                                        1/1/97(2)      YEAR     YEAR      YEAR      YEAR
                                                                          THROUGH     ENDED    ENDED     ENDED     ENDED
PER SHARE OPERATING PERFORMANCE:                                          8/31/97   8/31/98  8/31/99   8/31/00   8/31/01
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                        $9.99    $10.04   $10.24     $9.61     $9.73
------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                                   0.37      0.52     0.49      0.44      0.42
     Net gains or (losses) in securities (both realized and
      unrealized)                                                            0.05      0.24   (0.45)      0.12      0.60
------------------------------------------------------------------------------------------------------------------------
     Total from investment operations                                        0.42      0.76     0.04      0.56      1.02

   Less distributions:
     Dividends from net investment income                                    0.37      0.52     0.49      0.44      0.42
     Distributions from capital gains                                          --      0.04     0.18        --        --
------------------------------------------------------------------------------------------------------------------------
     Total distributions                                                     0.37      0.56     0.67      0.44      0.42

Net asset value, end of period                                             $10.04    $10.24    $9.61     $9.73    $10.33
------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                                                4.20%     7.82%    0.37%     6.08%    10.69%
========================================================================================================================

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)                                          $64       $71      $68       $73       $82

RATIOS TO AVERAGES NET ASSETS:
   Expenses(3)                                                              0.02%     0.02%    0.04%     0.59%     0.75%
   Net investment income(3)                                                 5.52%     5.16%    4.94%     4.67%     4.18%
   Expenses without waivers, reimbursements and earnings
    credits(3)                                                              0.57%     0.63%    0.63%     0.82%     0.93%
   Net investment income without waivers, reimbursements
    and earnings credits(3)                                                 4.97%     4.55%    4.35%     4.44%     4.00%
Portfolio turnover rate                                                       14%       60%      24%       48%       48%


 (1) Formerly Chase Vista Select New Jersey Tax Free Income Fund: Institutional Shares.
 (2) Commencement of operations.

 (3) Short periods have been annualized.

JPMORGAN NEW YORK INTERMEDIATE TAX FREE INCOME FUND(1)


                                                                        1/1/97(2)      YEAR     YEAR      YEAR      YEAR
                                                                          THROUGH     ENDED    ENDED     ENDED     ENDED
PER SHARE OPERATING PERFORMANCE:                                          8/31/97   8/31/98  8/31/99   8/31/00   8/31/01
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                        $7.09     $7.15    $7.29     $6.91     $7.01
------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                                   0.26      0.37     0.35      0.31      0.29
     Net gains or (losses) in securities (both realized
      and unrealized)                                                        0.06      0.21   (0.31)      0.10      0.37
------------------------------------------------------------------------------------------------------------------------
     Total from investment operations                                        0.32      0.58     0.04      0.41      0.66

   Less distributions:
     Dividends from net investment income                                    0.26      0.37     0.35      0.31      0.29
     Distributions from capital gains                                          --      0.07     0.07        --        --
------------------------------------------------------------------------------------------------------------------------
     Total distributions                                                     0.26      0.44     0.42      0.31      0.29

Net asset value, end of period                                              $7.15     $7.29    $6.91     $7.01     $7.38
------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(4)                                                              4.62%     8.37%    0.38%     6.13%     9.68%
========================================================================================================================

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)                                         $235      $283     $295      $277      $302

RATIOS TO AVERAGES NET ASSETS:
   Expenses(3)                                                              0.03%     0.03%    0.04%     0.58%     0.75%
   Net investment income(3)                                                 5.52%     5.08%    4.85%     4.48%     4.10%
   Expenses without waivers, reimbursements and earnings
    credits(3)                                                              0.53%     0.53%    0.53%     0.70%     0.79%
   Net investment income without waivers, reimbursements
    and earnings credits(3)                                                 5.02%     4.58%    4.36%     4.36%     4.06%
Portfolio turnover rate                                                       32%       66%      39%       46%       33%


 (1) Formerly Chase Vista New York Intermediate Income Fund: Institutional
     Shares.
 (2) Commencement of operations.

 (3) Short periods have been annualized.
 (4) Total Return figures do not include the effect of any front-end or deferred sales load.

JPMORGAN TAX FREE INCOME FUND(1)


                                                                        1/1/97(2)      YEAR     YEAR      YEAR      YEAR
                                                                          THROUGH     ENDED    ENDED     ENDED     ENDED
PER SHARE OPERATING PERFORMANCE:                                          8/31/97   8/31/98  8/31/99   8/31/00   8/31/01
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                        $6.39     $6.45    $6.60     $6.19     $6.25
------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                                   0.24      0.35     0.34      0.30      0.29
     Net gains or (losses) in securities (both realized
      and unrealized)                                                        0.06      0.21   (0.37)      0.06      0.32
------------------------------------------------------------------------------------------------------------------------
     Total from investment operations                                        0.30      0.56   (0.03)      0.36      0.61

   Less distributions:
     Dividends from net investment income                                    0.24      0.35     0.34      0.30      0.29
     Distributions from capital gains                                          --      0.06     0.04        --        --
------------------------------------------------------------------------------------------------------------------------
     Total distributions                                                     0.24      0.41     0.38      0.30      0.29

Net asset value, end of period                                              $6.45     $6.60    $6.19     $6.25     $6.57
------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                                                4.86%     8.99%  (0.63%)     6.11%    10.00%
========================================================================================================================

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)                                         $677      $761     $744      $753      $798

RATIOS TO AVERAGES NET ASSETS:
   Expenses(3)                                                              0.02%     0.02%    0.03%     0.57%     0.74%
   Net investment income(3)                                                 5.73%     5.39%    5.25%     4.98%     4.56%
   Expenses without waivers, reimbursements and earnings
    credits(3)                                                              0.49%     0.50%    0.50%     0.66%     0.76%
   Net investment income without waivers, reimbursements
    and earnings credits(3)                                                 5.26%     4.91%    4.78%     4.89%     4.54%
Portfolio turnover rate                                                       48%       47%      39%       35%       57%


 (1) Formerly Chase Vista Select Tax Free Income Fund: Institutional Shares.
 (2) Commencement of operations.

 (3) Short periods have been annualized.

HOW TO REACH US


MORE INFORMATION

For investors who want more information on their Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL  INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you are there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.



                       JPMorgan Funds Fulfillment Center
                               393 Manley Street
                        West Bridgewater, MA 02379-1039

      The Investment Company Act File No. is 811-7841 for all Funds except
            JPMorgan California Bond Fund, whose File No. is 811-7795

       -C- 2001 J.P. Morgan Chase & Co. All Rights Reserved. December 2001


                                                                   PR-TFS-1201 X

                                                    PROSPECTUS DECEMBER 20, 2001


JPMORGAN TAX FREE FUNDS
INSTITUTIONAL CLASS SHARES

CALIFORNIA BOND FUND

NEW YORK INTERMEDIATE TAX FREE INCOME FUND

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[LOGO]JPMORGAN Fleming
      Asset Management

CONTENTS

California Bond Fund                                1

New York Intermediate Tax Free Income Fund          6

The Funds' Management and Administration           11

How Your Account Works                             13

   Buying Fund Shares                              13

   Selling Fund Shares                             13

   Other Information Concerning The Funds          14

   Distributions and Taxes                         15

Investments                                        18

Risk and Reward Elements                           20

Financial Highlights                               23

How To Reach Us                            Back cover

JPMorgan CALIFORNIA BOND FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 18-22.

THE FUND'S OBJECTIVE
The Fund seeks to provide high after-tax total return for California residents consistent with moderate risk of capital.

THE FUND'S MAIN
INVESTMENT STRATEGY
The Fund invests primarily in California municipal securities that it believes have the potential to provide high current income which are free from federal and state personal income taxes for California residents. Because the Fund's objective is high after-tax total return rather than high tax-exempt income, the Fund may invest to a limited extent in securities of other states or territories. To the extent that the Fund invests in municipal securities of other states, the income from such securities would be free from federal personal income taxes for California residents but would be subject to California state personal income taxes. For non-California residents, the income from California municipal securities is free from federal personal income taxes only. The Fund may also invest in taxable securities.

The Fund's securities may be of any maturity, but under normal market conditions the Fund's duration will generally range between three and seven years, similar to that of the Lehman Brothers California Competitive Intermediate Bond Index (1-17) (also known as the Lehman 1-17 Year California Municipal Bond Index) (currently 5.42 years).


At least 90% of total assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch Inc. The Fund also may invest in unrated securities of comparable quality. No more than 10% of total assets may be invested in securities rated B or BB.


The Fund may invest in money market instruments to increase its ability to easily convert investments into cash without losing a significant amount of money in the process.

There may be times when there are not enough municipal securities available to meet the Fund's needs. On these occasions, the Fund may invest in securities that may be subject to federal income tax.

The Fund may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS
In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's largest duration, a common measurement of a security's sensitivity to interest rate movements.

The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

THE FUND'S MAIN
INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, because these bonds are more sensitive to economic news and their issuers have a less secure financial condition.

[SIDENOTE]
BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.


INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

The Fund's share price and total return will vary in response to changes in interest rates. How the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Because the Fund primarily invests in issuers in the State of California, its performance will be affected by the fiscal and economic health of that state and its municipalities.

The Fund may invest in securities whose interest is subject to the federal alternative minimum tax. Consult your tax professional for more information.

The Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This makes the value of the Fund's shares more sensitive to the economic problems affecting those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions because of political and economic instability, the imposition of government controls, or regulations that don't match U.S. standards.

To the extent the Fund invests in money market instruments, it will bear its ratable share of the expenses of the money market fund which would result in duplicative expenses.

[SIDENOTE]
WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
-    WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
-    WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
- WANT AN INCOME THAT IS EXEMPT FROM FEDERAL, STATE, AND LOCAL (IF APPLICABLE) PERSONAL INCOME TAXES IN CALIFORNIA
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
-    ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
-    REQUIRE STABILITY OF PRINCIPAL
-    ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Institutional Class Shares has varied from year to year for each of the last four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past year and life of the Fund. It compares that performance to the Lehman Brothers 1-16 Year Municipal Bond Index and the Lehman Brothers California Competitive Intermediate Bond Index (1-17), widely recognized market benchmarks. The benchmark for the Fund will now be the Lehman Brothers California Competitive Intermediate Bond Index (1-17), an unmanaged index of California general obligation and revenue bonds which measures California tax-exempt bond market performance and reflects the universe of securities in which the Fund invests. This index replaces the Lehman Brothers 1-16 Year Municipal Bond Index, which is composed of tax-exempt securities of various states and measures overall tax-exempt bond market performance.


Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.


THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/01 WAS 5.13%.


YEAR-BY-YEAR RETURNS(1,2)

           1997         7.72%
           1998         5.60%
           1999        -0.61%
           2000        10.18%

BEST QUARTER                 3.44%
                 3rd quarter, 1998
WORST QUARTER               -2.03%
                 2nd quarter, 1999

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2000(1)

                                                                  LIFE OF
                                                    PAST 1 YEAR   FUND
-----------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES                           10.18        5.65

 LEHMAN BROTHERS CALIFORNIA COMPETITIVE
 INTERMEDIATE BOND INDEX (1-17) (NO EXPENSES)          9.70        5.93

 LEHMAN BROTHERS 1-16 YEAR MUNICIPAL
 BOND INDEX (NO EXPENSES)                              9.32        5.81

(1)    THE FUND COMMENCED OPERATIONS ON 12/23/96.

(2)    THIS YEAR THE FUND'S FISCAL YEAR CHANGED TO 8/31.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

 MANAGEMENT FEES                                                        30

 DISTRIBUTION (RULE 12b-1) FEES                                       NONE

 SHAREHOLDER SERVICE FEES                                             0.10

 OTHER EXPENSES(1)                                                    0.29
---------------------------------------------------------------------------
   TOTAL ANNUAL OPERATING EXPENSES                                    0.69

 FEE WAIVERS AND REIMBURSEMENTS EXPENSE(2)                           (0.19)
---------------------------------------------------------------------------
   NET EXPENSES(2)                                                    0.50

(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.50% OF THEIR AVERAGE DAILY NET ASSETS FOR A PERIOD OF THREE YEARS THROUGH 9/7/04.


EXAMPLE
The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and


-    net expenses through 9/7/04 and total annual operating expenses thereafter.


The example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
---------------------------------------------------------------------------
 YOUR COST ($) (WITH OR
 WITHOUT REDEMPTION)             51          167         331         808

JPMorgan  NEW YORK INTERMEDIATE TAX FREE
          INCOME FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages 18-22.

THE FUND'S OBJECTIVE
The Fund seeks to provide monthly dividends that are excluded from gross income for federal income tax purposes and are exempt from New York State and New York City personal income taxes. It also seeks to protect the value of your investment.

THE FUND'S MAIN
INVESTMENT STRATEGY
As a fundamental policy, the Fund normally invests at least 80% of its net assets in New York municipal obligations whose interest payments are:

- excluded from gross income for federal income tax purposes and exempt from New York State and New York City income taxes, and

-    not subject to the federal alternative minimum tax on individuals.

The Fund may invest in municipal obligations issued by the State of New York, its political subdivisions, as well as Puerto Rico, other U.S. territories and their political subdivisions.


The Fund invests in securities that are rated as investment grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch Inc. It may also invest in unrated securities of comparable quality.


The Fund may also invest in derivatives, inverse floaters and interest rate caps, zero coupon securities and forward commitments. These instruments may be used to increase the Fund's income or gain. Derivatives, which are financial instruments whose value is based on another security, index or exchange rate, might also be used to hedge various market risks.

The average dollar weighted maturity of the Fund's portfolio will be between three and ten years.

Under normal market conditions, the Fund reserves the right to invest up to 20% of its total assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or New York State and New York City personal income taxes. To temporarily defend the value of its assets during unusual market conditions, the Fund may exceed this limit.

The Fund may invest in money market funds so that it can easily convert investments into cash without losing a significant amount of money in the process.

There may be times when there are not enough securities available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or Treasury securities that may be subject to federal income tax.

The Fund may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)) seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed-income investments tends to fall when prevailing interest rates rise.

The Fund invests primarily in New York State and its municipalities and public authorities. If the state, or any of the local government bodies, gets into financial trouble, it could have trouble paying interest and principal. This would hurt the Fund's returns and its ability to preserve capital and liquidity.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.

Normally, the Fund may invest up to 20% of its total assets in securities whose interest is subject to the federal alternative minimum tax. Consult your tax professional for more information.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls, or regulations that do not match U.S. standards.

[SIDENOTE]
BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED, OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED

The value of zero coupon securities, inverse floaters and interest rate caps tends to fluctuate according to interest rate changes significantly more than the value of ordinary interest-paying debt securities. The price of a security with an interest rate cap will change more often and to a greater degree than a municipal security without one.


Derivatives may be more risky than other types of investments because they are more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.


A forward commitment could lose value if the underlying security falls in value before the settlement date or if the other party fails to meet its obligation to complete the transaction.

The Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This makes the value of the Fund's shares more sensitive to the economic problems affecting those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

To the extent the Fund invests in money market instruments, it will bear its ratable share of the expenses of the money market fund which would result in duplicative expenses.

[SIDENOTE]
WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
-    WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
-    WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
- WANT AN INCOME THAT IS EXEMPT FROM FEDERAL, STATE, AND LOCAL (IF APPLICABLE) PERSONAL INCOME TAXES IN NEW YORK
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
-    ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
-    REQUIRE STABILITY OF PRINCIPAL
-    ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. As of 9/7/01, Institutional Class Shares were introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year for each of the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares the performance to the Lehman NY Competitive Intermediate (1-17 maturities) Index and the Lehman Municipal Bond Index, widely recognized benchmarks, and the Lipper New York Municipal Debt Funds Index. The benchmark for the Fund will now be the Lehman NY Competitive Intermediate (1-17 maturities) Index, because it is a more accurate depiction of the risk and performance characteristics of the Fund.


The performance of the Fund is based on the historical performance of the Select Class Shares of the Fund and the Fund's predecessor, which was a common trust fund. The historical performance of shares of the predecessor fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.


THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/01 WAS 5.04%.


YEAR-BY-YEAR RETURNS(1,2)

           1991         11.82%
           1992          9.08%
           1993         11.28%
           1994         -5.81%
           1995         15.42%
           1996          3.06%
           1997          8.46%
           1998          6.45%
           1999         -1.41%
           2000          9.93%

 BEST QUARTER                5.82%
                 1st quarter, 1995

 WORST QUARTER              -4.27%
                 1st quarter, 1994

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2000


                                            PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES(2)                 9.93          5.23           6.64

 LEHMAN MUNICIPAL BOND INDEX
 (NO EXPENSES)                                11.68          5.84           7.32

 LEHMAN NY COMPETITIVE INTERMEDIATE
 (1-17 MATURITIES) INDEX(3) (NO EXPENSES)      9.66         33.18            --

 LIPPER NEW YORK MUNICIPAL
 DEBT FUNDS INDEX (NO EXPENSES)               12.16          4.88           6.82

(1)   THE FUND'S FISCAL YEAR END IS 8/31.
(2) THE PERFORMANCE SHOWN ABOVE IS FOR SELECT CLASS SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE SELECT AND INSTITUTIONAL CLASS SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. HOWEVER, THE PERFORMANCE FOR INSTITUTIONAL CLASS SHARES WOULD DIFFER ONLY TO THE EXTENT THAT SELECT CLASS SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.

(3)   SINCE THE INDEX STARTED 7/93, IT LACKS A COMPLETE TEN YEARS OF HISTORY.

ESTIMATED INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The estimated expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

 MANAGEMENT FEES                                                        0.30
 DISTRIBUTION (RULE 12b-1) FEES                                         NONE
 SHAREHOLDER SERVICE FEES                                               0.10
 OTHER EXPENSES(1)                                                      0.25
 ----------------------------------------------------------------------------
  TOTAL OPERATING EXPENSES                                              0.65
 FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                             (0.15)
 ----------------------------------------------------------------------------
  NET EXPENSES(2)                                                       0.50



(1)    "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
       YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.50% OF ITS AVERAGE DAILY NET ASSETS THROUGH 9/7/04.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and


-    net expenses through 9/7/04 and total annual operating expenses thereafter.


The example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.


                                  1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)       51         166         321         771

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The California Bond Fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. The New York Intermediate Tax Free Income Fund is a series of Mutual Fund Select Trust, a Massachusetts business trust. The trusts are all governed by the same trustees. The trustees are responsible for overseeing all business activities.

THE FUNDS' INVESTMENT
ADVISERS

JPMIM is the investment adviser and makes the day-to-day investment decisions for the California Bond Fund Fund. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMFAM (USA) is the investment adviser for the New York Intermediate Tax Free Income Fund and makes the day-to-day investment decisions for this Fund. JPMFAM (USA) is located at 522 Fifth Avenue, New York, NY 10036.

Prior to February 28, 2001 the adviser to the New York Intermediate Tax Free Income Fund was The Chase Manhattan Bank and Chase Fleming Asset Management
(USA) Inc. was the sub-adviser. Effective February 28, 2001, JPMFAM (USA) became the Fund's investment adviser.

JPMIM and JPMFAM (USA) are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year each adviser was paid management fees (net of waivers) as a percentage of average daily net assets as follows:

                         FISCAL
 FUND                    YEAR END      %
------------------------------------------
 CALIFORNIA BOND FUND      8/31      0.30

 NEW YORK INTERMEDIATE
 TAX FREE INCOME FUND      8/31      0.30

PORTFOLIO MANAGERS
The Funds are managed by a team of individuals at JPMIM or JPMFAM (USA), as applicable.

THE FUNDS' ADMINISTRATOR

JPMorgan Chase Bank (the Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services:


0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.


The Funds have agreements with certain shareholder servicing agents (including JPMorgan Chase Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.10% of the average daily net assets of the Institutional Class Shares of each Fund held by investors serviced by the shareholder servicing agent.

The advisers and/or J.P. Morgan Fund Distributors, Inc. (JPMFD) may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUNDS' DISTRIBUTOR
JPMFD is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES
You don't pay any sales charge (sometimes called a load) when you buy Institutional Class Shares in these Funds. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything the particular Fund owns, minus everything it owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange. You'll pay the next NAV calculated after the JPMorgan Institutional Funds Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy Institutional Class Shares through financial service firms, such as broker-dealers and banks that have an agreement with the Funds, or directly from the JPMorgan Institutional Funds Service Center. Shares are available on any business day the New York Stock Exchange is open. If we receive your order by the close of regular trading on the New York Stock Exchange, we will process your order at that day's price. If you buy through an agent and not directly from the JPMorgan Institutional Funds Service Center, the agent could set an earlier deadline.

All purchases of Institutional Class Shares must be paid for by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day. You must provide a Taxpayer Identification Number when you open an account. The Funds have the right to reject any purchase order or to cease offering shares at any time.

To open an account, buy or sell shares or get Fund information, call the JPMorgan Institutional Funds Service Center at 1-800-766-7722

or

complete an application form and mail it along with a check for the amount you want to invest to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road
Newark, DE 19713

MINIMUM INVESTMENTS
Investors must buy a minimum $3,000,000 worth of Institutional Class Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors.

SELLING FUND SHARES

When you sell your shares you will receive the next NAV calculated after the JPMorgan Institutional Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Institutional Funds Service Center must receive your request before the close of regular trading on the New York Stock Exchange.

We will need the names of the registered shareholders and your account number before we can sell your shares.


We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. We will not accept an order to sell shares if the Fund has not collected your payment for the shares. Federal law allows the Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You may sell your shares in two ways:


THROUGH YOUR FINANCIAL SERVICE FIRM
Tell your firm which Funds you want to sell. They will send all necessary documents to the JPMorgan Institutional Funds Service Center. Your firm might charge you for this service.


THROUGH THE JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER

Call 1-800-766-7722. We will send the proceeds by wire only to the bank account on our records.


REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your Institutional Shares for shares of the same class of JPMorgan Funds. You will need to meet any minimum investment requirement. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-766-7722 for details.


You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information (SAI) to find out more about the exchange privilege.

EXCHANGING BY PHONE
You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Institutional Funds Service Center or your investment representative.

OTHER INFORMATION
CONCERNING THE FUNDS
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions.

We will take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.


You may not always reach the JPMorgan Institutional Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Please write to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road
Newark, DE 19713

Each Fund may issue multiple classes of shares. This prospectus relates only to Institutional Class Shares. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds declare dividends daily and distribute any net investment income (other than short-term capital gains) at least monthly. Net capital gain is distributed annually. You have three options for your distributions. You may:

-    reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of tax-exempt interest income are not subject to federal income taxes, but will generally be subject to state and local taxes. However, for the New York Intermediate Tax Free Income Fund, New York residents will not have to pay New York State or New York City personal income taxes on dividends of tax-exempt income from New York municipal obligations. Similarly, for the California Bond Fund, California residents will not have to pay California personal income taxes on dividends of tax-exempt income from California municipal obligations. The state or municipality where you live may not charge you state or local taxes on dividends of tax-exempt interest earned on certain bonds. Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

                       This page intentionally left blank.

INVESTMENTS
This table discusses the customary types of investments which can be held by each Fund. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P, Moody's or other nationally recognized statistical rating organization.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.

PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.

REPURCHASE AGREEMENTS Contracts whereby the fund agrees to purchase a security and resell it to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.


SWAPS Contractual agreement whereby a domestic or foreign party agrees to exchange periodic payments with a counterparty. Segregated liquid assets are used to offset leverage risk.


SYNTHETIC VARIABLE RATE INSTRUMENTS Debt instruments whereby the issuer agrees to exchange one security for another in order to change the maturity or quality of a security in the fund.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

       /x/   Permitted (and if applicable, percentage limitation)
                percentage of total assets         - BOLD
                percentage of net assets         - ITALIC
       / /   Permitted, but not typically used
       =     Permitted, but no current intention of use
       --    Not permitted


                                                                                                NEW YORK
                                                                                                INTERMEDIATE
              RELATED TYPES OF RISK                                   CALIFORNIA BOND           TAX FREE INCOME
---------------------------------------------------------------------------------------------------------------------
       credit, interest rate, market, prepayment                        / /                       / /

       credit, currency, liquidity, political                           / / Domestic only         / / Domestic only

       credit, currency, interest rate, liquidity, market,
       political                                                        /x/                       /x/

       credit, environmental, extension, interest
       rate, liquidity, market, natural event,
       political, prepayment, valuation                                  =                         =

       credit, interest rate, liquidity, market, valuation              /x/                       /x/

       credit                                                           / /                       / /

       credit                                                           / /(1)                    / /(1)

       credit, currency, interest rate, leverage,
       market, political                                                / /                       / /

       credit, interest rate, leverage, liquidity, market               /x/                       /x/

       credit, interest rate, market, natural event, political          /x/                       /x/

       interest rate                                                    /x/                       /x/

       credit, currency, interest rate, liquidity, market,
       political, valuation                                             /x/                       /x/


LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) in the aggregate may not exceed 30% of the Fund's total assets.

RISK AND REWARD ELEMENTS FOR THE FUNDS


This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.


POTENTIAL RISKS                             POTENTIAL REWARDS                           POLICIES TO BALANCE RISK AND REWARD
---------------------------------------------------------------------------------------------------------------------------------
MARKET CONDITIONS
-    Each Fund's share price, yield, and    -    Bonds have generally outperformed      -    Under normal circumstances the
     total return will fluctuate in              money market investments over the           Funds plan to remain fully invested
     response to bond market movements           long term, with less risk than              in bonds and other fixed income
-    The value of most bonds will fall           stocks                                      securities
     when interest rates rise; the                                                      -    The Funds seek to limit risk and
     longer a bond's maturity and the       -    Most bonds will rise in value when          enhance total return or yields
     lower its credit quality, the more          interest rates fall                         through careful management, sector
     its value typically falls                                                               allocation, individual securities
-    Adverse market conditions may from     -    Mortgage-backed and asset-backed            selection, and duration management
     time to time cause a Fund to take           securities and direct mortgages can    -    During severe market downturns, the
     temporary defensive positions that          offer attractive returns                    Funds have the option of investing
     are inconsistent with its principal                                                     up to 100% of assets in high
     investment strategies and may          -    Asset-backed securities (securities         quality short-term securities
     hinder a Fund from achieving its            representing an interest in, or        -    Each adviser monitors interest rate
     investment objective                        secured by, a pool of mortgages or          trends, as well as geographic and
-    Mortgage-backed and asset-backed            other assets such as receivables)           demographic information
     securities (securities representing         and direct mortgages could generate
     an interest in, or secured by, a            capital losses or periods of low
     pool of mortgages or other assets           yields if they are paid off
     such as receivables) and direct             substantially earlier or later than
     mortgages could generate capital            anticipated
     losses or periods of low yields if
     they are paid off substantially        -    Each Fund is non-diversified, which
     earlier or later than anticipated           means that a relatively high
                                                 percentage of the Fund's assets may
                                                 be invested in a limited number of
                                                 issuers. Therefore, its performance
                                                 may be more vulnerable to changes
                                                 in the market value of a single
                                                 issuer or a group of issuers

CREDIT QUALITY
-    The default of an issuer would         -    Investment-grade bonds have a lower    -    Each Fund maintains its own
     leave a Fund with unpaid interest           risk of default                             policies for balancing credit
     or principal                                                                            quality against potential yields
-    Junk bonds (those rated BB/Ba or       -    Junk bonds offer higher yields and          and gains in light of its
     lower) have a higher risk of                higher potential gains                      investment goals
     default, tend to be less liquid,
     and may be more difficult to value                                                 -    Each adviser develops its own
                                                                                             ratings of unrated securities and
                                                                                             makes credit quality determinations
                                                                                             for unrated securities

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES
-    When a Fund buys securities before     -    A Fund can take advantage of           -    Each Fund segregates liquid assets
     issue or for delayed delivery, it           attractive transaction                      to offset leverage risk
     could be exposed to leverage risk           opportunities
     if it does not segregate liquid
     assets

POTENTIAL RISKS                             POTENTIAL REWARDS                           POLICIES TO BALANCE RISK AND REWARD
---------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT CHOICES
-    A Fund could underperform its          -    A Fund could outperform its            -    Each adviser focuses its active
     benchmark due to its sector,                benchmark due to these same choices         management on those areas where it
     securities or duration choices                                                          believes its commitment to research
                                                                                             can most enhance returns and manage
                                                                                             risks in a consistent way

DERIVATIVES
-    Derivatives such as futures,           -    Hedges that correlate well with        -    The Funds use derivatives, such as
     options, swaps and forward foreign          underlying positions can reduce or          futures, options, swaps and forward
     currency contracts(1) that are used         eliminate losses at low cost                foreign currency contracts for
     for hedging the portfolio or           -    A Fund could make money and protect         hedging and for risk management
     specific securities may not fully           against losses if management's              (i.e., to adjust duration or yield
     offset the underlying positions and         analysis proves correct                     curve exposure, or to establish or
     this could result in losses to the     -    Derivatives that involve leverage           adjust exposure to particular
     Funds that would not have otherwise         could generate substantial gains at         securities, markets, or
     occurred                                    low cost                                    currencies); risk management may
-    Derivatives used for risk                                                               include management of a Fund's
     management may not have the                                                             exposure relative to its benchmark
     intended effects and may result in                                                 -    The Funds only establish hedges
     losses or missed opportunities                                                          that they expect will be highly
-    The counterparty to a derivatives                                                       correlated with underlying
     contract could default                                                                  positions
-    Certain types of derivatives                                                       -    The New York Intermediate Tax Free
     involve costs to the Funds which                                                        Income Fund may use derivatives to
     can reduce returns                                                                      increase income or gain
-    Derivatives that involve leverage                                                  -    While the Funds may use derivatives
     could magnify losses                                                                    that incidentally involve leverage,
-    Derivatives used for non-hedging                                                        they do not use them for the
     purposes could cause losses that                                                        specific purpose of leveraging
     exceed the original investment                                                          their portfolios
-    Derivatives may, for tax purposes,
     affect the character of gain and
     loss realized by a Fund, accelerate
     recognition of income to a Fund,
     affect the holding period of a
     Fund's assets and defer recognition
     of certain of a Fund's losses

SECURITIES LENDING
-    When a Fund lends a security, there    -    A Fund may enhance income through      -    Each adviser maintains a list of
     is a risk that the loaned                   the investment of the collateral            approved borrowers
     securities may not be returned if           received from the borrower             -    The Funds receive collateral equal
     the borrower defaults                                                                   to at least 100% of the current
-    The collateral will be subject to                                                       value of securities loaned
     the risks of the securities in                                                     -    The lending agents indemnify a Fund
     which it is invested                                                                    against borrower default
                                                                                        -    Each adviser's collateral
                                                                                             investment guidelines limit the
                                                                                             quality and duration of collateral
                                                                                             investment to minimize losses
                                                                                        -    Upon recall, the borrower must
                                                                                             return the securities loaned within
                                                                                             the normal settlement period

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS                             POTENTIAL REWARDS                           POLICIES TO BALANCE RISK AND REWARD
---------------------------------------------------------------------------------------------------------------------------------
ILLIQUID HOLDINGS
-    A Fund could have difficulty           -    These holdings may offer more          -    No Fund may invest more than 15% of
     valuing these holdings precisely            attractive yields or potential              net assets in illiquid holdings
-    A Fund could be unable to sell              growth than comparable widely          -    To maintain adequate liquidity to
     these holdings at the time or price         traded securities                           meet redemptions, each Fund may
     desired                                                                                 hold investment-grade short-term
                                                                                             securities (including repurchase
                                                                                             agreements and reverse repurchase
                                                                                             agreements) and, for temporary or
                                                                                             extraordinary purposes, may borrow
                                                                                             from banks up to 33 1/3% of the
                                                                                             value of its total assets or draw
                                                                                             on a line of credit

SHORT-TERM TRADING
-    Increased trading would raise a        -    A Fund could realize gains in a        -    The Funds may use short-term
     Fund's transaction costs                    short period of time                        trading to take advantage of
-    Increased short-term capital gains     -    A Fund could protect against losses         attractive or unexpected
     distributions would raise                   if a bond is overvalued and its             opportunities or to meet demands
     shareholders' income tax liability          value later falls                           generated by shareholder activity

                                                                                        -    The Funds' portfolio turnover rate
                                                                                             for the fiscal year ended 4/30/01:
                                                                                             55%, for the period from
                                                                                             5/1/01-8/31/01: 29% is listed
                                                                                             below:

                                                                                             California Bond Fund:

                                                                                             New York Intermediate Tax Free
                                                                                             Income Fund for the most recent
                                                                                             fiscal year:                     33%


FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand each Fund's financial performance for the past five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, except as noted, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

JPMorgan California Bond Fund
                                                              12/23/96(1)  YEAR      YEAR      YEAR      YEAR      5/1/01(3)
                                                              THROUGH      ENDED     ENDED     ENDED     ENDED     THROUGH
PER SHARE DATA:                                               4/30/97      4/30/98   4/30/99   4/30/00   4/30/01   8/31/01
Net asset value, beginning of period                          $ 10.00      $  9.90   $ 10.20   $ 10.40   $ 10.03   $  10.36
                                                              -------      -------   -------   -------   -------   --------
   Income from investment operations:
      Net investment income                                      0.16         0.42      0.41      0.42       0.46      0.14
      Net realized and unrealized gain (loss) on investment     (0.10)        0.30      0.25     (0.36)      0.33      0.40
                                                              -------      -------   -------   -------   -------   --------
      Total from investment operations                           0.06         0.72      0.66      0.06       0.79      0.54
   Distributions to shareholders from:
      Net investment income                                     (0.16)       (0.42)    (0.41)    (0.42)     (0.46)     0.14
      Net realized gain                                           --           --      (0.05)    (0.01)       --       0.03
                                                              -------      -------   -------   -------   -------   --------
      Total distributions to shareholders                       (0.16)       (0.42)    (0.46)    (0.43)     (0.46)     0.17
Net asset value, end of period                                $  9.90      $ 10.20   $ 10.40   $ 10.03   $  10.36  $  10.73
TOTAL RETURN                                                     0.56%        7.35%     6.55%     0.70%      7.97%     5.31%
                                                              =======      =======   =======   =======   ========  ========
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                              $15          $46       $64       $85       $126      $137
RATIO TO AVERAGE NET ASSETS:
      Net expenses(2)                                            0.45%        0.45%     0.49%     0.50%      0.50%     0.50%
      Net investment income(2)                                   4.43%        4.11%     3.92%     4.19%      4.40%     3.99%
      Expenses without reimbursements(2)                         3.46%        0.79%     0.71%     0.70%      0.59%     0.59%
      Net investment income without reimbursements(2)            1.42%        3.77%     3.70%     3.99%      4.31%     3.90%
Portfolio turnover                                                 40%          44%       40%       87%        55%       29%


(1)    Commencement of operations.
(2)    Short periods have been annualized.
(3)    This year the Fund changed the fiscal year end from 4/30 to 8/31.

                       This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL
INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-766-7722 or writing to:

JPMORGAN INSTITUTIONAL
FUNDS SERVICE CENTER
500 STANTON CHRISTIANA ROAD
NEWARK, DE 19713

If you buy your shares through an institution, contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com on the internet.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you are there.


PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
Email: publicinfo@sec.gov


Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

                        JPMORGAN FUNDS FULFILLMENT CENTER
                                393 MANLEY STREET
                         WEST BRIDGEWATER, MA 02379-1039

   The Investment Company Act File No. for the JPMorgan New York Intermediate
                  Tax Free Income Fund is 811-7841 and for the
                     JPMorgan California Bond Fund 811-07795

       (C) 2001 J.P. Morgan Chase & Co. All Rights Reserved. December 2001

                                                                   PR-TFI-1201 X

                                                    PROSPECTUS DECEMBER 20, 2001


JPMORGAN TAX FREE FUNDS
CLASS A AND CLASS B SHARES

CALIFORNIA BOND FUND (CLASS A)

NEW YORK INTERMEDIATE TAX FREE INCOME FUND

TAX FREE INCOME FUND







THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                                         [LOGO] JPMORGAN Fleming
                                                         Asset Management

CONTENTS

California Bond Fund                                1


New York Intermediate Tax Free Income Fund          8

Tax Free Income Fund                               15

The Funds' Management and Administration           22

How Your Account Works                             24

   Know Which Classes to Buy                       24

   About Sales Charges                             24

   Buying Fund Shares                              25

   Selling Fund Shares                             27

   Exchanging Fund Shares                          28

   Other Information Concerning The Funds          28

   Distributions and Taxes                         29

Shareholder Services                               31


Investments                                        32

Risk and Reward Elements                           34

Financial Highlights                               36

How To Reach Us                            Back cover

JPMorgan CALIFORNIA BOND FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 32-35.

THE FUND'S OBJECTIVE
The Fund seeks to provide high after-tax total return for California residents consistent with moderate risk of capital.

THE FUND'S MAIN
INVESTMENT STRATEGY
The Fund invests primarily in California municipal securities that it believes have the potential to provide high current income which are free from federal and state personal income taxes for California residents. Because the Fund's objective is high after-tax total return rather than high tax-exempt income, the Fund may invest to a limited extent in securities of other states or territories. To the extent that the Fund invests in municipal securities of other states, the income from such securities would be free from federal personal income taxes for California residents but would be subject to California state personal income taxes. For non-California residents, the income from California municipal securities is free from federal personal income taxes only. The Fund may also invest in taxable securities.

The Fund's securities may be of any maturity, but under normal market conditions the Fund's duration will generally range between three and seven years, similar to that of the Lehman Brothers California Competitive Intermediate Bond Index (1-17) (also known as the Lehman 1-17 Year California Municipal Bond Index) (currently 5.42 years).

At least 90% of total assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch, Inc. The Fund also may invest in unrated securities of comparable quality. No more than 10% of total assets may be invested in securities rated B or BB.

The Fund may invest in money market instruments to increase its ability to easily convert investments into cash without losing a significant amount of money in the process.

There may be times when there are not enough municipal securities available to meet the Fund's needs. On these occasions, the Fund may invest in securities that may be subject to federal income tax.

The Fund may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

[SIDENOTE]

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's largest duration, a common measurement of a security's sensitivity to interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

THE FUND'S MAIN
INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, because these bonds are more sensitive to economic news and their issuers have a less secure financial condition.

The Fund's share price and total return will vary in response to changes in interest rates. How the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Because the Fund primarily invests in issuers in the State of California, its performance will be affected by the fiscal and economic health of that state and its municipalities.

The Fund may invest in securities whose interest is subject to the federal alternative minimum tax. Consult your tax professional for more information.

The Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This makes the value of the Fund's shares

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

more sensitive to the economic problems affecting those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions because of political and economic instability, the imposition of government controls, or regulations that don't match U.S. standards.

To the extent the Fund invests in money market instruments, it will bear its ratable share of the expenses of the money market fund which would result in duplicative expenses.

[SIDENOTE]

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
-    WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
-    WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
- WANT AN INCOME THAT IS EXEMPT FROM FEDERAL, STATE, AND LOCAL (IF APPLICABLE) PERSONAL INCOME TAXES IN CALIFORNIA
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
-    ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
-    REQUIRE STABILITY OF PRINCIPAL
-    ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares. As of 9/7/01, Class A Shares were introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year for each of the last four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past year and life of the Fund. It compares that performance to the Lehman Brothers 1-16 Year Municipal Bond Index and the Lehman Brothers California Competitive Intermediate Bond Index (1-17), widely recognized market benchmarks. The benchmark for the Fund will now be the Lehman Brothers California Competitive Intermediate Bond Index (1-17), an unmanaged index of California general obligation and revenue bonds which measures California tax-exempt bond market performance and reflects the universe of securities in which the Fund invests. This index replaces the Lehman Brothers 1-16 Year Municipal Bond Index, which is composed of tax-exempt securities of various states and measures overall tax-exempt bond market performance.


The performance of the Class A Shares is based on the historical performance of other share classes of the Fund. During this period, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than these other classes. The performance figures in the bar chart do not reflect any deduction for the front-end load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.


THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/01 WAS 5.00%.


YEAR-BY-YEAR RETURNS(1),(2),(3)

[CHART]

          1997         7.61%
          1998         5.48%
          1999        -0.78%
          2000        10.14%

BEST QUARTER                 3.46%

                 3rd quarter, 1998

 WORST QUARTER              -2.02%

                 2nd quarter, 1999

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2000(1)


                                                    PAST 1 YEAR  LIFE OF THE FUND
----------------------------------------------------------------------------------------
 CLASS A SHARES(3)                                     5.16        4.33

 LEHMAN BROTHERS CALIFORNIA COMPETITIVE
 INTERMEDIATE BOND INDEX (1-17) (NO EXPENSES)          9.70        5.93

 LEHMAN BROTHERS 1-16 YEAR MUNICIPAL
 BOND INDEX (NO EXPENSES)                              9.32        5.81

(1)  THE FUND COMMENCED OPERATIONS ON 12/23/96.


(2)  THIS YEAR THE FUND'S FISCAL YEAR END CHANGED TO 8/31.

(3) THE PERFORMANCE SHOWN ABOVE IS FOR OTHER SHARE CLASSES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE CLASS A SHARES AND OTHER SHARE CLASSES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. HOWEVER, THE PERFORMANCE OF CLASS A SHARES WOULD BE LOWER BECAUSE CLASS A SHARES HAVE HIGHER EXPENSES THAN THE OTHER SHARE CLASSES.

ESTIMATED INVESTOR EXPENSES FOR CLASS A SHARES
The sales charge and estimated expenses of Class A Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                             CLASS A SHARES
----------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) WHEN
 YOU BUY SHARES, SHOWN AS % OF THE
 OFFERING PRICE*                                                 4.50%

 MAXIMUM DEFERRED SALES CHARGE
 (LOAD) SHOWN AS LOWER OF
 ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS                                             NONE

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                   CLASS A SHARES
-----------------------------------------------------------------------------------
 MANAGEMENT FEES                                                         0.30
 DISTRIBUTION (RULE 12b-1) FEES                                          0.25
 SHAREHOLDER SERVICE FEES                                                0.25

 OTHER EXPENSES(1)                                                       0.42
                                                                        -----
 TOTAL OPERATING EXPENSES                                                1.22

 FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (0.62)
                                                                        -----
 NET EXPENSES(2)                                                         0.60


(1)  "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
     YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE CLASS A SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.60% OF AVERAGE DAILY NET ASSETS THROUGH 9/7/02.

EXAMPLE
The example below is intended to help you compare the cost of investing in Class A Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and


-    net expenses through 9/7/02 and total annual operating expenses thereafter.


The example is for comparison only; the actual returns of Class A Shares and your actual costs may be higher or lower.


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 YOUR COST*($)
 (WITH OR WITHOUT REDEMPTION)   528        780         1,052       1,826


*    ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

JPMorgan NEW YORK INTERMEDIATE TAX FREE
         INCOME FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 32-35.

THE FUND'S OBJECTIVE
The Fund seeks to provide monthly dividends that are excluded from gross income for federal income tax purposes and are exempt from New York State and New York City personal income taxes. It also seeks to protect the value of your investment.

THE FUND'S MAIN
INVESTMENT STRATEGY
As a fundamental policy, the Fund normally invests at least 80% of its net assets in New York municipal obligations whose interest payments are:

- excluded from gross income for federal income tax purposes and exempt from New York State and New York City income taxes, and

-    not subject to the federal alternative minimum tax on individuals.

The Fund may invest in municipal obligations issued by the State of New York, its political subdivisions, as well as Puerto Rico, other U.S. territories and their political subdivisions.

The Fund invests in securities that are rated as investment grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch, Inc. It may also invest in unrated securities of comparable quality.

The Fund may also invest in derivatives, inverse floaters and interest rate caps, zero coupon securities and forward commitments. These instruments may be used to increase the Fund's income or gain. Derivatives, which are financial instruments whose value is based on another security, index or exchange rate, might also be used to hedge various market risks.

The average dollar weighted maturity of the Fund's portfolio will be between three and ten years.

Under normal market conditions, the Fund reserves the right to invest up to 20% of its total assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or New York State and New York City personal income taxes. To temporarily defend the value of its assets during unusual market conditions, the Fund may exceed this limit.

The Fund may invest in money market funds so that it can easily convert investments into cash without losing a significant amount of money in the process.

There may be times when there are not enough securities available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or Treasury securities that may be subject to federal income tax.

The Fund may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)), seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

THE FUND'S MAIN
INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

The Fund invests primarily in New York State and its municipalities and public authorities. If the state, or any of the local government bodies, gets into financial trouble, it could have trouble paying interest and principal. This would hurt the Fund's returns and its ability to preserve capital and liquidity.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.

Normally, the Fund may invest up to 20% of its total assets in securities whose interest is subject to the federal alternative minimum tax. Consult your tax professional for more information.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls, or regulations that do not match U.S. standards.

[SIDENOTE]

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED, OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

The value of zero coupon securities, inverse floaters and interest rate caps tends to fluctuate according to interest rate changes significantly more than the value of ordinary interest-paying debt securities. The price of a security with an interest rate cap will change more often and to a greater degree than a municipal security without one.


Derivatives may be more risky than other types of investments because they are more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.


A forward commitment could lose value if the underlying security falls in value before the settlement date or if the other party fails to meet its obligation to complete the transaction.

The Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This makes the value of the Fund's shares more sensitive to the economic problems affecting those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

To the extent the Fund invests in money market instruments, it will bear its ratable share of the expenses of the money market fund which would result in duplicative expenses.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
-    WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
-    WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
- WANT AN INCOME THAT IS EXEMPT FROM FEDERAL, STATE, AND LOCAL (IF APPLICABLE) PERSONAL INCOME TAXES IN NEW YORK
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
-    ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
-    REQUIRE STABILITY OF PRINCIPAL
-    ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Shares has varied from year to year for each of the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares the performance to the Lehman NY Competitive Intermediate (1-17 maturities) Index and the Lehman Municipal Bond Index, widely recognized benchmarks, and the Lipper New York Municipal Debt Funds Index. The benchmark for the Fund will now be the Lehman NY Competitive Intermediate (1-17 maturities) Index, because it is a more accurate depiction of the risk and performance characteristics of the Fund.

The performance from 1/30/97 until 12/31/00 is based on the Select Class Shares (formerly Institutional Class Shares prior to September 7, 2001. During this period, the actual returns of Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares. The performance figures in the bar chart do not reflect any deduction for the front-end load which is assessed on Class A Shares or the applicable contingent sales load which is assessed on Class B Shares. If the loads were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures in the table for Class B Shares reflect the deduction of the applicable contingent deferred sales load. The performance of the Fund prior to 1/30/97 is based on the historical performance of the Fund's predecessor, which was a common trust fund. The historical performance of shares of the predecessor fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.


Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.


THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/01 WAS 4.88%.


YEAR-BY-YEAR RETURNS(1),(2)

[CHART]

          1991        11.82%
          1992         9.08%
          1993        11.28%
          1994        -5.81%
          1995        15.42%
          1996         3.06%
          1997         8.46%
          1998         6.45%
          1999        -1.41%
          2000         9.93%

BEST QUARTER                 5.82%

                 1st quarter, 1995

 WORST QUARTER              -4.27%

                 1st quarter, 1994

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2000


                                         PAST 1 YEAR   PAST 5 YEARS  PAST 10 YEARS
-------------------------------------------------------------------------------------
 CLASS A SHARES(2)                              4.99         4.26          6.16

 CLASS B SHARES(2)                              4.93         4.90          6.65

 LEHMAN MUNICIPAL BOND INDEX
 (NO EXPENSES)                                 11.68         5.84          7.32

 LEHMAN NY COMPETITIVE INTERMEDIATE
 (1-17 MATURITIES) INDEX(3) (NO EXPENSES)       9.66        33.18            --

 LIPPER NEW YORK MUNICIPAL
 DEBT FUNDS INDEX (NO EXPENSES)                12.16         4.88          6.82


(1)  THIS YEAR THE FUND'S FISCAL YEAR END CHANGED TO 8/31.

(2) THE PERFORMANCE SHOWN ABOVE IS FOR SELECT CLASS SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE CLASS A AND B SHARES AND SELECT CLASS SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE FOR CLASS A AND B SHARES WOULD BE LOWER BECAUSE THEY HAVE HIGHER EXPENSES THAN SELECT CLASS SHARES.
(3) REFLECTS THE AVERAGE ANNUAL RETURN SINCE INCEPTION 6/30/93. THE INDEX LACKS A COMPLETE TEN YEARS OF HISTORY.

INVESTOR EXPENSES FOR CLASS A AND CLASS B SHARES
The sales charge and expenses of the Class A and Class B Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                    CLASS A SHARES     CLASS B SHARES
-------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)
 WHEN YOU BUY SHARES, SHOWN
 AS % OF THE OFFERING PRICE*                           4.50%                NONE

 MAXIMUM DEFERRED SALES
 CHARGE (LOAD) SHOWN AS
 LOWER OF ORIGINAL PURCHASE
 PRICE OR REDEMPTION PROCEEDS                          NONE                 5.00%

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                    CLASS A SHARES  CLASS B SHARES
------------------------------------------------------------------------------------
 MANAGEMENT FEES                                         0.30           0.30
 DISTRIBUTION (RULE 12b-1) FEES                          0.25           0.75
 SHAREHOLDER SERVICE FEES                                0.25           0.25

 OTHER EXPENSES(1)                                       0.41           0.42
                                                        --------------------
 TOTAL OPERATING EXPENSES                                1.21           1.72

 FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)              (O.46)         (0.08)
                                                        --------------------
 NET EXPENSES(2)                                         0.75           1.64



(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE CLASS A SHARES AND CLASS B SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.75% AND 1.64%, RESPECTIVELY, OF AVERAGE DAILY NET ASSETS THROUGH 9/7/02.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Class A and Class B Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and


-    net expenses through 9/7/02 and total operating expenses thereafter.


The example is for comparison only; the actual returns of the Class A and Class B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 CLASS A SHARES*($)             537        787         1,057       1,824

 CLASS B SHARES**($)            667        837         1,128       1,891


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 CLASS B SHARES($)              169        537         928         1,891

*    ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
**   ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.
*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN OWNED FOR EIGHT YEARS.

JPMorgan TAX FREE INCOME FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 32-35.

THE FUND'S OBJECTIVE
The Fund seeks to provide monthly dividends that are excluded from gross income for federal income tax purposes and to protect the value of your investment by investing primarily in municipal obligations.

THE FUND'S MAIN
INVESTMENT STRATEGY
As a fundamental policy, the Fund normally invests at least 80% of its net assets in municipal obligations whose interest payments are:

-    excluded from gross income for federal income tax purposes, and

-    not subject to the federal alternative minimum tax on individuals.

The Fund invests in securities that are rated as investment-grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch, Inc. It may also invest in unrated securities of comparable quality.

The Fund may also invest in derivatives, inverse floaters and interest rate caps, zero coupon securities and forward commitments. These instruments may be used to increase the Fund's income or gain. Derivatives, which are financial instruments whose value is based on another security, index or exchange rate, might also be used to hedge various market risks.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio.

Under normal market conditions, the Fund reserves the right to invest up to 20% of its total assets in securities that pay interest subject to federal income tax or the federal alternative minimum tax on individuals. To temporarily defend the value of its assets during unusual market conditions, the Fund may exceed this limit.

The Fund may invest in money market funds so that it can easily convert investments into cash without losing a significant amount of money in the process.

The Fund may also invest in municipal lease obligations. These allow the Fund to participate in municipal lease agreements and installment purchase contracts.

The Fund may invest up to 25% of its total assets in municipal lease obligations backed by letters of credit or guarantees from U.S. and foreign banks and other foreign institutions.

There may be times when there are not enough securities available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or Treasury securities that may be subject to federal income tax.

The Fund may change any of its non-fundamental investment policies

(including its investment objective) without shareholder approval.

INVESTMENT PROCESS
In managing the Fund, J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM
(USA)), the adviser, seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

THE FUND'S MAIN
INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

If a municipality gets into financial trouble, it could have difficulty paying interest and principal. This would hurt the Fund's returns and its ability to preserve capital and liquidity.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.

Normally, the Fund may invest up to 20% of its total assets in securities whose interest is subject to the federal alternative minimum tax. Consult your tax professional for more information.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls, or regulations that do not match U.S. standards.

The value of zero coupon securities, inverse floaters and interest rate caps tends to fluctuate according to interest

[SIDENOTE]

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

rate changes significantly more than the value of ordinary interest-paying debt securities. The price of a security with an interest rate cap will change more often and to a greater degree than a municipal security without one.


Derivatives may be riskier than other types of investments because they are more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.


A forward commitment could lose value if the underlying security falls in value before the settlement date or if the other party fails to meet its obligation to complete the transaction.

The Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This makes the value of the Fund's shares more sensitive to the economic problems affecting those issuing the securities. In addition, more than 25% of the Fund's assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

To the extent the Fund invests in money market instruments, it will bear its ratable share of the expenses of the money market fund which would result in duplicative expenses.

[SIDENOTE]

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
-    WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
-    WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
-    WANT AN INCOME THAT IS EXEMPT FROM FEDERAL AND PERSONAL INCOME TAXES
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
-    ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
-    REQUIRE STABILITY OF PRINCIPAL
-    ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's shares has varied from year to year for each of the last ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Lehman Municipal Bond Index, a widely recognized market benchmark, and the Lipper General Municipal Debt Funds Index.

The performance from 1/30/97 until 12/31/00 is based on the historical performance of the Select Class Shares (formerly Institutional Class Shares prior to September 7, 2001), a related class of shares. During this period, the actual returns of Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares. The performance figures in the bar chart do not reflect any deduction for the front-end load which is assessed on Class A Shares or the applicable contingent deferred sales load assessed on Class B Shares. If the loads were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures in the table for Class B Shares reflect the deduction of the applicable contingent deferred sales load. The performance of the Fund prior to 1/30/97 is based on the historical performance of the Fund's predecessor, which was a common trust fund. The historical performance of shares of the predecessor fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.


THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/01 WAS 4.98%.


YEAR-BY-YEAR RETURNS(1),(2)

[CHART]

          1991        11.48%
          1992         9.13%
          1993        11.32%
          1994        -3.88%
          1995        14.44%
          1996         4.09%
          1997         9.11%
          1998         6.49%
          1999        -3.26%
          2000        11.68%

BEST QUARTER                 5.72%

                 1st quarter, 1995

 WORST QUARTER              -3.29%

                 1st quarter, 1994

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2000

                                       PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
-----------------------------------------------------------------------------------
 CLASS A SHARES(2)                        6.71         4.53          6.40

 CLASS B SHARES(2)                        6.68         5.17          6.89

 LEHMAN MUNICIPAL BOND
 INDEX (NO EXPENSES)                     11.68         5.84          7.32

 LIPPER GENERAL MUNICIPAL DEBT
 FUNDS INDEX (NO EXPENSES)               11.10         4.99          6.79

(1)  THE FUND'S FISCAL YEAR END IS 8/31.

(2) THE PERFORMANCE SHOWN ABOVE IS FOR SELECT CLASS SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE CLASS A AND B SHARES AND SELECT CLASS SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. HOWEVER, THE PERFORMANCE FOR CLASS A AND B SHARES WOULD BE LOWER BECAUSE CLASS A AND B SHARES HAVE HIGHER EXPENSES THAN SELECT CLASS SHARES.

INVESTOR EXPENSES FOR CLASS A AND CLASS B SHARES
The sales charge and expenses of the Class A and Class B Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                    CLASS A SHARES     CLASS B SHARES
--------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)
 WHEN YOU BUY SHARES, SHOWN
 AS % OF THE OFFERING PRICE*                           4.50%                NONE

 MAXIMUM DEFERRED SALES
 CHARGE (LOAD) SHOWN AS
 LOWER OF ORIGINAL PURCHASE
 PRICE OR REDEMPTION PROCEEDS                          NONE                 5.00%

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                    CLASS A SHARES     CLASS B SHARES
-------------------------------------------------------------------------------------
 MANAGEMENT FEES                                          0.30            0.30

 DISTRIBUTION (RULE 12b-1) FEES                           0.25            0.75
 SHAREHOLDER SERVICE FEES                                 0.25            0.25
 OTHER EXPENSES(1)                                        0.43            0.44
                                                        ------          ------
 TOTAL OPERATING EXPENSES                                 1.23            1.74

 FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)               (0.48)          (0.10)
                                                        ------          ------
 NET EXPENSES(2)                                          0.75            1.64



(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE CLASS A AND CLASS B SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.75% AND 1.64%, RESPECTIVELY, OF AVERAGE DAILY NET ASSETS THROUGH 9/7/02.

EXAMPLE
This example below is intended to help you compare the cost of investing in the Class A and Class B Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses through 9/7/02 and total annual operating expense thereafter.


The example is for comparison only; the actual returns of the Class A and Class B Shares and your actual costs may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------
 CLASS A SHARES*($)             538        792         1,065       1,845

 CLASS B SHARES**($)            667        841         1,138       1,912


IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------
 CLASS B SHARES($)              170        541         938         1,912


*    ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
**   ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.
*** REFLECTS CONVERSION OF CLASS B SHARES INTO CLASS A SHARES AFTER THEY HAVE BEEN OWNED FOR EIGHT YEARS.

THE FUNDS' MANAGEMENT AND ADMINISTRATION


The California Bond Fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. The New York Intermediate Tax Free Income Fund and Tax Free Income Fund are series of Mutual Fund Select Trust which is a Massachusetts business trust. The trusts are all governed by the same trustees. The trustees are responsible for overseeing all business activities.


THE FUNDS' INVESTMENT
ADVISERS
JPMIM is the investment adviser and makes the day-to-day investment decisions for the California Bond Fund. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMFAM (USA) is the investment adviser for the New York Intermediate Tax Free Income Fund and Tax Free Income Fund and makes the day-to-day investment decisions for those funds. JPMFAM (USA) is located at 522 Fifth Avenue, New York, NY 10036.

Prior to February 28, 2001 the adviser to the New York Intermediate Tax Free Income Fund and Tax Free Income Fund was The Chase Manhattan Bank and JPMFAM
(USA) was the subadviser.


JPMIM and JPMFAM (USA) are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year, each adviser (as applicable) was paid management fees (net of waivers) as a percentage of average daily net assets as follows:


                       FISCAL
 FUND                  YEAR END    %
--------------------------------------------
 CALIFORNIA BOND FUND  8/31      0.30

 NEW YORK INTERMEDIATE
 TAX FREE INCOME FUND  8/31      0.30

 TAX FREE INCOME FUND  8/31      0.30


PORTFOLIO MANAGERS
The Funds are managed by a team of individuals at JPMIM or JPMFAM (USA), as applicable.


THE FUNDS' ADMINISTRATOR
JPMorgan Chase Bank (the Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services:


0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.


The Funds have agreements with certain shareholder servicing agents (JPMorgan Chase Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the

Class A and Class B Shares of each Fund held by investors serviced by the shareholder servicing agent.


The advisers and/or J.P. Morgan Fund Distributors, Inc. (JPMFD) may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUNDS' DISTRIBUTOR
JPMFD is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

KNOW WHICH CLASSES TO BUY
Each Fund may issue multiple classes of shares. This prospectus relates only to Class A Shares of all Funds and Class B Shares of the New York Intermediate Tax Free Income Fund and Tax Free Income Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but higher annual fees and a contingent deferred sales charge.

ABOUT SALES CHARGES
You may pay a sales charge to buy Class A Shares and you may pay a sales charge with respect to Class B shares in the Funds. There are also ongoing charges that all investors pay as long as they own their shares.

Different charges are associated with each class of shares:

- If you choose to invest in Class A Shares, you may pay a sales charge when you invest.

- If you choose to invest in Class B Shares, you may pay a deferred sales charge. You are not required to pay a sales charge when you invest, but may be required to pay a charge when you sell your shares, depending on the length of your investment in the particular shares.

There are a number of plans and special discounts which can decrease or eliminate these charges.

This section explains how the two sales charges work.

CLASS A SHARES
The initial sales charge is deducted directly from the money you invest. As the following tables show, the sales charge decreases as your investment increases. The public offering price of Class A Shares is the net asset value plus the initial sales charge. Net asset value is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors.

 TOTAL SALES CHARGE FOR FUNDS

                               AS % OF THE   AS %
                               OFFERING      OF NET
 AMOUNT OF                     PRICE         AMOUNT
 INVESTMENT                    PER SHARE     INVESTED
-------------------------------------------------------
 LESS THAN $100,000                 4.50     4.71

 $100,000 BUT UNDER $250,000        3.75     3.90

 $250,000 BUT UNDER $500,000        2.50     2.56

 $500,000 BUT UNDER $1 MILLION      2.00     2.04

There is no sales charge for investments of $1 million or more.

CLASS B SHARES
The deferred sales charge is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares. As the following table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether after six years. Class B Shares automatically convert into Class A Shares at the beginning of the ninth year after you bought them.

 YEAR      DEFERRED SALES CHARGE
 1         5%

 2         4%

 3         3%

 4         3%

 5         2%

 6         1%

 7         NONE

 8         NONE

We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

GENERAL
The Funds have adopted Rule 12b-1 distribution plans under which they pay annual distribution fees of up to 0.25% of the average daily net assets attributed to Class A Shares and up to 0.75% of the average daily net assets attributed to Class B Shares, as applicable.

This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

WHICH CLASS OF SHARES IS BEST?
Your decision about which class of shares to buy depends on a number of factors, including the number of shares you're buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B Shares.

Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A Shares are the most economical choice.

If you plan to buy less than $100,000 of shares, Class B will generally be the most economical choice.

You should also consider the distribution and service fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for each Fund.

Your investment representative may be able to advise you about the best class of shares for you.

BUYING FUND SHARES
You can buy shares in three ways:

THROUGH YOUR INVESTMENT
REPRESENTATIVE
Tell your representative which Funds you want to buy and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMORGAN FUNDS SERVICE CENTER,
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

THROUGH A SYSTEMATIC
INVESTMENT PLAN
You can make regular automatic purchases of at least $100. See Shareholders Services for details.

Whether you choose Class A Shares or Class B Shares, the price of the shares is based on the net asset value per share (NAV). NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. You'll pay the public offering price, which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your instructions. Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing. The JPMorgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price.


 TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:

 THE JPMORGAN FUNDS SERVICE CENTER

 1-800-348-4782

MINIMUM INVESTMENTS

 TYPE OF          INITIAL           ADDITIONAL
 ACCOUNT          INVESTMENT        INVESTMENTS
---------------------------------------------------
 REGULAR ACCOUNT    $2,500              $100

 SYSTEMATIC
 INVESTMENT PLAN(1) $1,000              $100

 IRAS               $1,000              $100

 SEP-IRAS           $1,000              $100

 EDUCATION IRAS     $  500              $100

(1) FOR ALTERNATIVE MINIMUM INVESTMENTS FOR SYSTEMATIC INVESTMENT PLAN ACCOUNTS, PLEASE SEE SHAREHOLDER SERVICES.

You must provide a Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. You cannot sell your shares until your check has cleared, which could take more than 15 calendar days after such shares were purchased. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be canceled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays. The Funds will not issue certificates for Class A Shares or Class B Shares.

SELLING FUND SHARES
You can sell your shares three ways:

THROUGH YOUR INVESTMENT
REPRESENTATIVE
Tell your representative which Funds you want to sell. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS
SERVICE CENTER
Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days or if you sell shares of Funds worth $25,000 or more by phone, we will send it by wire only to a bank account on our records. Or
Send a signed letter with your instructions to:

JPMORGAN FUNDS SERVICE CENTER,
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

THROUGH A SYSTEMATIC
WITHDRAWAL PLAN
You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

GENERAL
You can sell your shares on any day that the JPMorgan Funds Service
Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order, less any applicable sales charges.

We will need the names of the registered shareholders and your account number before we can sell your shares. Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the New York Stock Exchange, each Fund will send you the proceeds the next business day. We will not accept an order to sell shares if the Fund hasn't collected your payment for the shares. Each Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if:

-    you want to sell shares with a net asset value of $100,000 or more, or

- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your shares for shares of the same class of certain other JPMorgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT
REPRESENTATIVE
Tell your representative which Funds you want to exchange from and to. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS
SERVICE CENTER
Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN
You can set up a systematic exchange program to automatically exchange shares on a regular basis. See Shareholder Services for details.

GENERAL
If you exchange Class B shares of a Fund for Class B shares of another JPMorgan Fund, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.


You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or more than 3 exchanges in a quarter. See the Statement of Additional Information (SAI) to find out more about the exchange privilege.


OTHER INFORMATION
CONCERNING THE FUNDS
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below $500 for 30 days as a result of selling shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Please write to:


JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

The Funds may issue multiple classes of shares. This prospectus relates only Class A and Class B Shares of the Funds. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.


DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds declare dividends daily and distribute any net investment income (other than short-term capital gains) at least monthly. Net capital gain is distributed annually. You have three options for your distributions. You may:

-    reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of tax-exempt interest income are not subject to federal income taxes, but will generally be subject to state and local taxes. However, for the New York Intermediate Tax Free Income Fund, New York residents will not have to pay New York State or New York City personal income taxes on dividends of tax-exempt income from New York municipal obligations. Similarly, for the California Bond Fund, California residents will not have to pay California personal income taxes on dividends of tax-exempt income from California municipal obligations. The state or municipality where you live may not charge you state or local taxes on dividends of tax-exempt interest earned on certain bonds. Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER SERVICES


SYSTEMATIC INVESTMENT PLAN
If you make an initial investment of at least $1,000, you can regularly invest $100 or more on a monthly, quarterly or semiannual basis. You may also chose to make a lower initial investment of $250, which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account. For further information please refer to the How Your Account Works section of this prospectus.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAWAL PLAN
You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 (or $20,000 for Class B accounts) to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE
You can transfer assets automatically from one JPMorgan Fund account to another on a regular basis. It is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-348-4782 for complete instructions.

FREE EXCHANGE PRIVILEGE
You can exchange shares between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE
You can buy back Class A Shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B Shares on which you've paid a deferred sales charge, you can use the proceeds to buy Class A Shares without a sales charge. You must buy the Class A Shares within 90 days of selling the Class B Shares.

INVESTMENTS

This table discusses the customary types of investments which can be held by each Fund. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P, Moody's or other nationally recognized statistical rating organization.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.

PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.

REPURCHASE AGREEMENTS Contracts whereby the fund agrees to purchase a security and resell it to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.


SWAPS Contractual agreement whereby a domestic or foreign party agrees to exchange periodic payments with a counterparty. Segregated liquid assets are used to offset leverage risk.


SYNTHETIC VARIABLE RATE INSTRUMENTS Debt instruments whereby the issuer agrees to exchange one security for another in order to change the maturity or quality of a security in the fund.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

/X/     Permitted (and if applicable,
        percentage limitation)
               percentage of total assets       - BOLD
               percentage of net assets         - ITALIC
/ /     Permitted, but not typically used
+       Permitted, but no current intention of use
--      Not permitted


              RELATED TYPES OF RISK                                            NEW YORK
                                                            CALIFORNIA       INTERMEDIATE         TAX FREE
                                                               BOND         TAX FREE INCOME        INCOME
---------------------------------------------------------------------------------------------------------------------------
       credit, interest rate, market, prepayment               / /               / /                / /

       credit, currency, liquidity, political                  / /Domestic only  / /Domestic only   / /Domestic only

       credit, currency, interest rate, liquidity, market,
       political                                               /X/               /X/                /X/

       credit, environmental, extension, interest
       rate, liquidity, market, natural event,
       political, prepayment, valuation                         +                 +                  +

       credit, interest rate, liquidity, market, valuation     /X/               /X/                /X/

       credit                                                  / /               / /                / /

       credit                                                  / /(1)            / /(1)             / /(1)

       credit, currency, interest rate, leverage,
       market, political                                       / /               / /                / /

       credit, interest rate, leverage, liquidity, market      /X/               /X/                /X/

       credit, interest rate, market, natural event, political /X/               /X/                /X/(1)


       interest rate                                           /X/               /X/                /X/

       credit, currency, interest rate, liquidity, market,
       political, valuation                                    /X/               /X/                /X/


LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) in the aggregate may not exceed 30% of the fund's total assets.

RISK AND REWARD ELEMENTS FOR THE FUNDS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.


POTENTIAL RISKS                            POTENTIAL REWARDS                               POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
MARKET CONDITIONS
-    Each Fund's share price, yield, and   -    Bonds have generally outperformed          -    Under normal circumstances the
     total return will fluctuate in             money market investments over the               Funds plan to remain fully invested
     response to bond market movements          long term, with less risk than                  in bonds and other fixed income
                                                stocks                                          securities
-    The value of most bonds will fall
     when interest rates rise; the         -    Most bonds will rise in value when         -    The Funds seek to limit risk and
     longer a bond's maturity and the           interest rates fall                             enhance total return or yields
     lower its credit quality, the more                                                         through careful management, sector
     its value typically falls             -    Mortgage-backed and asset-backed                allocation, individual securities
                                                securities and direct mortgages can             selection, and duration management
-    Adverse market conditions may from         offer attractive returns
     time to time cause a Fund to take                                                     -    During severe market downturns, the
     temporary defensive positions that    -    Asset-backed securities (securities             Funds have the option of investing
     are inconsistent with its principal        representing an interest in, or                 up to 100% of assets in high
     investment strategies and may              secured by, a pool of mortgages or              quality short-term securities
     hinder a Fund from achieving its           other assets such as receivables)
     investment objective                       and direct mortgages could generate        -    Each adviser monitors interest rate
                                                capital losses or periods of low                trends, as well as geographic and
-    Mortgage-backed and asset-backed           yields if they are paid off                     demographic information
     securities (securities representing        substantially earlier or later than
     an interest in, or secured by, a           anticpated
     pool of mortgages or other assets
     such as receivables) and direct       -    Each Fund is non-diversified, which
     mortgages could generate capital           means that a relatively high
     losses or periods of low yields if         percentage of the Fund's assets may
     they are paid off substantially            be invested in a limited number of
     earlier or later than anticipated          issuers. Therefore, its performance
                                                may be more vulnerable to changes
                                                in the market value of a single
                                                issuer or a group of issuers

CREDIT QUALITY

-    The default of an issuer would        -    Investment-grade bonds have a lower        -    Each Fund maintains its own
     leave a Fund with unpaid interest          risk of default                                 policies for balancing credit
     or principal                                                                               quality against potential yields
                                           -    Junk bonds offer higher yields and              and gains in light of its
-    Junk bonds (those rated BB/Ba or           higher potential gains                          investment goals
     lower) have a higher risk of
     default, tend to be less liquid,                                                      -    Each adviser develops its own
     and may be more difficult to value                                                         ratings of unrated securities and
                                                                                                makes a credit quality
                                                                                                determination for unrated
                                                                                                securities

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

-    When a Fund buys securities before    -    A Fund can take advantage of              -     Each Fund segregates liquid assets
     issue or for delayed delivery, it          attractive transaction                          to offset leverage risk
     could be exposed to leverage risk          opportunities
     if it does not segregate liquid
     assets

MANAGEMENT CHOICES

-    A Fund could underperform its         -    A Fund could outperform its               -     Each adviser focuses its active
     benchmark due to its sector,               benchmark due to these same choices             management on those areas where it
     securities or duration choices                                                             believes its commitment to research
                                                                                                can most enhance returns and manage
                                                                                                risks in a consistent way


                   34

POTENTIAL RISKS                            POTENTIAL REWARDS                               POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES

-    Derivatives such as futures,          -    Hedges that correlate well with            -    The Funds use derivatives, such as
     options, swaps and forward foreign         underlying positions can reduce or              futures, options, swaps and forward
     currency contracts(1) that are used        eliminate losses at low cost                    foreign currency contracts for
     for hedging the portfolio or                                                               hedging and for risk management
     specific securities may not fully     -    A Fund could make money and protect             (i.e., to adjust duration or yield
     offset the underlying positions and        against losses if management's                  curve exposure, or to establish or
     this could result in losses to the         analysis proves correct                         adjust exposure to particular
     Funds that would not have otherwise                                                        securities, markets, or
     occurred                              -    Derivatives that involve leverage               currencies); risk management may
                                                could generate substantial gains at             include management of a Fund's
-    Derivatives used for risk                  low cost                                        exposure relative to its benchmark
     management may not have the
     intended effects and may result in                                                    -    The Funds only establish hedges
     losses or missed opportunities                                                             that they expect will be highly
                                                                                                correlated with underlying
-    The counterparty to a derivatives                                                          positions
     contract could default
                                                                                           -    The New York Intermediate Tax Free
-    Certain types of derivatives                                                               and Tax Free Income Funds may use
     involve costs to the Funds which                                                           derivatives to increase income or
     can reduce returns                                                                         gain

-    Derivatives that involve leverage                                                     -    While the Funds may use derivatives
     could magnify losses                                                                       that incidentally involve leverage,
                                                                                                they do not use them for the
-    Derivatives used for non-hedging                                                           specific purpose of leveraging
     purposes could cause losses that                                                           their portfolios
     exceed the original investment

-    Derivatives may, for tax purposes,
     affect the character of gain and
     loss realized by the Funds,
     accelerate recognition of income to
     the Funds, affect the holding
     period of the Fund's assets and
     defer recognition of certain of the
     Fund's losses

SECURITIES LENDING

-    When a Fund lends a security, there   -    A Fund may enhance income through          -    Each adviser maintains a list of
     is a risk that the loaned                  the investment of the collateral                approved borrowers
     securities may not be returned if          received from the borrower
     the borrower defaults                                                                 -    The Funds receive collateral equal
                                                                                                to at least 100% of the current
-    The collateral will be subject to                                                          value of securities loaned
     the risks of the securities in
     which it is invested                                                                  -    The lending agents indemnify a Fund
                                                                                                against borrower default

                                                                                           -    Each adviser's collateral
                                                                                                investment guidelines limit the
                                                                                                quality and duration of collateral
                                                                                                investment to minimize losses

                                                                                           -    Upon recall, the borrower must
                                                                                                return the securities loaned within
                                                                                                the normal settlement period

ILLIQUID HOLDINGS

-    A Fund could have difficulty          -    These holdings may offer more              -    No Fund may invest more than 15% of
     valuing these holdings precisely           attractive yields or potential                  net assets in illiquid holdings
                                                growth than comparable widely
                                                traded securities                          -    To maintain adequate liquidity to
                                                                                                meet redemptions, each Fund may
-    A Fund could be unable to sell                                                             hold investment-grade short-term
     these holdings at the time or price                                                        securities (including repurchase
     desired                                                                                    agreements and reverse repurchase
                                                                                                agreements) and, for temporary or
                                                                                                extraordinary purposes, may borrow
                                                                                                from banks up to 33 1/3% of the
                                                                                                value of its total assets or draw
                                                                                                on a line of credit

SHORT-TERM TRADING

-    Increased trading would raise a       -    A Fund could realize gains in a            -    The Funds may use short-term
     Fund's transaction costs                   short period of time                            trading to take advantage of
                                                                                                attractive or unexpected
-    Increased short-term capital gains    -    A Fund could protect against losses             opportunities or to meet demands
     distributions would raise                  if a bond is overvalued and its                 generated by shareholder activity.
     shareholders' income tax liability         value later falls
                                                                                           -    The Funds' portfolio turnover rate
                                                                                                is listed below:

                                                                                           -    California Bond Fund: for the
                                                                                                fiscal year ended 4/30/01: 55%, for
                                                                                                the period from 5/1/01 to 8/31/01:
                                                                                                29% New York Intermediate Tax Free
                                                                                                Income Fund for the most recent
                                                                                                fiscal year: 33% Tax Free Income
                                                                                                Fund: 57%


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand each Fund's financial performance for the past five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, except as noted, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

JPMORGAN NEW YORK INTERMEDIATE TAX FREE INCOME FUND

                                                                                            A SHARES   B SHARES
                                                                                           2/16/01(1) 2/16/01(1)
                                                                                             THROUGH   THROUGH
                                                                                             8/31/01   8/31/01
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                           $7.22     $7.22
----------------------------------------------------------------------------------------------------------------
   Income from investment operations:

     Net investment income                                                                      0.15      0.12

     Net gains or (losses) in securities (both realized and unrealized)                         0.15      0.16
                                                                                               -----     -----

     Total from investment operations                                                           0.30      0.28

   Less distributions:

     Dividends from net investment income                                                       0.15      0.12

     Distributions from capital gains                                                             --        --
                                                                                               -----     -----

   Total distributions                                                                          0.15      0.12
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                 $7.37     $7.38
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)                                                                                4.26%     3.91%
===============================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                                            $117       $12
----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
----------------------------------------------------------------------------------------------------------------
   Expenses(3)                                                                                 0.75%     1.64%
----------------------------------------------------------------------------------------------------------------
   Net investment income(3)                                                                    4.10%     3.21%
----------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and earnings credits(3)                            1.21%     1.72%
----------------------------------------------------------------------------------------------------------------
   Net investment income without waivers, reimbursements and earnings credits(3)               3.64%     3.13%
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                                                                       33%       33%
----------------------------------------------------------------------------------------------------------------

(1)  The Shares commenced operations on 2/16/01.
(2) Total returns are calculated before taking into account effect of front end or deferred sales charge.
(3)  Annualized.
(4)  Not annualized.

JPMORGAN TAX FREE INCOME FUND

                                                                                                 A SHARES   B SHARES
                                                                                                2/16/01(1) 2/16/01(1)
                                                                                                  THROUGH   THROUGH
                                                                                                  8/31/01   8/31/01
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                $6.44     $6.44
-----------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

     Net investment income                                                                           0.15      0.12

     Net gains or (losses) in securities (both realized and unrealized)                              0.13      0.14
                                                                                                    -----     -----

     Total from investment operations                                                                0.28      0.26
                                                                                                    -----     -----

   Less distributions:

     Dividends from net investment income                                                            0.15      0.12

     Distributions from capital gains                                                                  --        --
                                                                                                    -----     -----

   Total distributions                                                                               0.15      0.12
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                      $6.57     $6.58
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)                                                                                     4.46%     4.13%
=======================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                                                  $59        $7
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------
   Expenses(3)                                                                                      0.75%     1.64%
-----------------------------------------------------------------------------------------------------------------------
   Net investment income(3)                                                                         4.55%     3.66%
-----------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and earnings credits(3)                                 1.23%     1.74%
-----------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers, reimbursements and earnings credits(3)                    4.07%     3.56%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                                                                            57%       57%
-----------------------------------------------------------------------------------------------------------------------

(1)  The Shares commenced operations on 2/16/01.
(2) Total returns are calculated before taking into account effect of front end or deferred sales charge.
(3)  Annualized.
(4)  Not annualized.

                        This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL
INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com on the internet.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you are there.


PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov


Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.


                       JPMorgan Funds Fulfillment Center
                               393 Manley Street
                        West Bridgewater, MA 02379-1039


      The Investment Company Act File No. is 811-7841 for all Funds except
           JPMorgan California Bond Fund, whose file No. is 811-7795
      (C) 2001 J.P. Morgan Chase & Co. All Rights Reserved. December 2001


                                                                  PR-TFAB-1201 X

                                 JPMORGAN FUNDS

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION

                                                               DECEMBER 20, 2001


                            J.P. MORGAN SERIES TRUST


                        J.P. MORGAN CALIFORNIA BOND FUND
                   (SELECT, INSTITUTIONAL AND CLASS A SHARES)
                   522 FIFTH AVENUE, NEW YORK, NEW YORK 10036



    This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectuses offering shares of the Funds. This Statement of Additional Information should be read in conjunction with the Prospectuses dated
December 20, 2001 offering shares of the Fund. Any references to a "Prospectus" in this Statement of Additional Information is a reference to the foregoing Prospectuses, as the context requires. Additionally, this Statement of Additional Information incorporates by reference the financial statement included in the Shareholders Reports dated August 31, 2001. Copies of each Prospectus may be obtained by an investor without charge by contacting
J.P. Morgan Fund Distributors, Inc. (the "Distributor"), at 1211 Avenue of the Americas, 41st Floor, New York, NY 10036.


    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


    For more information about your account and for copies of the financial statements, simply call or write the JPMorgan Funds Service Center at:


Select, Classes A, B and C Shares:  Institutional Shares:

JPMorgan Funds Service Center       JPMorgan Institutional Funds
P.O. Box 219392                     Service Center
Kansas City, MO 64121-9392          500 Stanton Christiana Road
                                    Newark, Delaware 19713

1-800-348-4782                      1-800-766-7722

TABLE OF CONTENTS                                              PAGE
---------------------------------------------------------------------

General.....................................................     3
Investment Objective and Policies...........................     3
Trustees....................................................    19
Officers....................................................    22
Code of Ethics..............................................    23
Investment Advisor..........................................    23
Distributor.................................................    25
Administrator...............................................    25
Distribution Plan...........................................    26
Custodian and Transfer Agent................................    27
Shareholder Servicing.......................................    27
Financial Professionals.....................................    28
Independent Accountants.....................................    28
Expenses....................................................    28
Purchases, Redemptions and Exchanges........................    29
Dividends and Distributions.................................    34
Net Asset Value.............................................    34
Performance Data............................................    35
Portfolio Transactions......................................    37
Massachusetts Trust.........................................    38
Description of Shares.......................................    38
Tax Matters.................................................    39
Additional Information......................................    44
Financial Statements........................................    45
Appendix A..................................................   A-1
Appendix B..................................................   B-1

                                    GENERAL


    The J.P. Morgan California Bond Fund (the "Fund") is a series of J.P. Morgan Series Trust, an investment management company organized as a Massachusetts business trust (the "Trust"). The Fund is a non-diversified, open-end management investment company. The Trustees of the Trust have authorized the issuance and sale of up to five classes of the Fund: Institutional Class, Select Class, Class A, Class B and Class C Shares. Currently, the Fund is offering Select, Institutional and Class A Shares.


    This Statement of Additional Information describes the financial history, investment objective and policies, management and operation of the Fund and provides additional information with respect to the Fund and should be read in conjunction with the Fund's current Prospectuses (each a "Prospectus"). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectuses. The Fund's executive offices are located at 522 Fifth Avenue, New York, New York 10036.

    The Fund is advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser").


    Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank ("Morgan"), an affiliate of the Advisor and J.P. Morgan Chase & Co. ("JPMorgan Chase"), or any other bank. Shares of the Fund are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in the Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.


                       INVESTMENT OBJECTIVE AND POLICIES

    The investment objective of the Fund is to provide a high after-tax total return for California residents consistent with moderate risk of capital. The Fund invests primarily in California Municipal Securities (defined below), the income from which is exempt from federal and California personal income taxes. It may also invest in other municipal securities that generate income exempt from federal income tax but not from California income tax. In addition, in order to maximize after tax total return, the Fund may invest in taxable debt obligations to the extent consistent with its objective.

    The following discussion supplements the information regarding the investment objective of the Fund and the policies to be employed to achieve this objective.

    The Fund is designed for investors subject to federal and California personal income taxes who are seeking high after tax return but are not adverse to receiving some taxable income and gains. The Fund is not suitable for tax-deferred retirement or pension plans, including Individual Retirement Accounts (IRAs), 401(k) plans and 403(b) plans. The Fund is not a complete investment program and there is no assurance that the Fund will achieve its investment objective.

    The Adviser actively manages the Fund's duration, the allocation of securities across market sectors and the selection of securities to maximize after tax total return. The Adviser adjusts the Fund's duration based upon fundamental economic and capital markets research and the Adviser's interest rate outlook. For example, if interest rates are expected to rise, the duration may be shortened to lessen the Fund's exposure to the expected decrease in bond prices. If interest rates are expected to remain stable, the Adviser may lengthen the duration in order to enhance the Fund's yield.

    Under normal market conditions, the Fund will have a duration of three to seven years, although the maturities of individual portfolio securities may vary widely. Duration measures the price sensitivity of the Fund's portfolio, including expected cash flow under a wide range of interest rate scenarios. A longer duration generally results in greater price volatility. As a result, when interest rates increase, the prices of longer duration securities increase more than the prices of comparable quality securities with a shorter duration.

    The Adviser also attempts to enhance after tax total return by allocating the Fund's assets among market sectors. Specific securities which the Adviser believes are undervalued are selected for purchase within sectors using advanced quantitative tools, analysis of credit risk, the expertise of a dedicated trading desk and the judgment of fixed income portfolio managers and analysts.

    The Fund may engage in short-term trading to the extent consistent with its objective. The annual portfolio turnover rate of the Fund is generally not expected to exceed 40% in a stable interest rate environment. Portfolio turnover rates are greatly dependent on interest rate fluctuation. Portfolio turnover rates generally increase during periods of rising interest rates and generally decrease during periods of falling interest rates. Portfolio transactions may generate taxable capital gains and result in increased transaction costs.

    Under normal circumstances, the Fund invests at least 65% of its total assets in California municipal bonds. For purposes of this policy, "California municipal bonds" has the same meaning as "California Municipal Securities," which are obligations of any duration (or maturity) issued by California, its political subdivisions and their agencies, authorities and instrumentalities and any other obligations, the interest from which is exempt from California personal income tax. The interest from many but not all California Municipal Securities is also exempt from federal income tax. The Fund may also invest in debt obligations of state and municipal issuers outside of California. In general, the interest on such securities is exempt from federal income tax but subject to California income tax. A portion of the Fund's distributions from interest on California Municipal Securities and other municipal securities in which the Fund invests may under certain circumstances be subject to federal alternative minimum tax. See "Taxes".

                             TAX EXEMPT OBLIGATIONS

    Since the Fund invests primarily in California Municipal Securities, its performance and the ability of California issuers to meet their obligations may be affected by economic, political, demographic or other conditions in California. As a result, the value of the Fund's shares may fluctuate more widely than the value of shares of a fund investing in securities of issuers in multiple states. The ability of state, county or local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their general fiscal conditions. Constitutional or statutory restrictions may limit a municipal issuer's power to raise revenues or increase taxes. The availability of federal, state and local aid to issuers of California Municipal Securities may also affect their ability to meet their obligations. Payments of principal and interest on revenue bonds will depend on the economic or fiscal condition of the issuer or specific revenue source from whose revenues the payments will be made. Any reduction in the actual or perceived ability of an issuer of California Municipal Securities to meet its obligations (including a reduction in the rating of its outstanding securities) would probably reduce the market value and marketability of the Fund's portfolio securities.

    The Fund may invest in municipal securities of any maturity and type. These include both general obligation bonds secured by the issuer's pledge of its full faith, credit and taxing authority and revenue bonds payable from specific revenue sources, but generally not backed by the issuer's taxing authority. In addition, the Fund may invest in all types of municipal notes, including tax, revenue and grant anticipation notes, municipal commercial paper, and municipal demand obligations such as variable rate demand notes and master demand obligations. There is no specific percentage limitation on these investments.

    MUNICIPAL BONDS. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.

    Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

    MUNICIPAL NOTES. The Fund may also invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations. The interest rate on variable rate demand notes is adjustable at periodic intervals as specified in the notes. Master demand obligations permit the investment of fluctuating amounts at periodically adjusted interest rates. They are governed by agreements between the municipal issuer and Morgan acting as agent, for no additional fee. Although master demand obligations are not marketable to third parties, the Fund considers them to be liquid because they are payable on demand. There is no specific percentage limitation on these investments. Municipal notes are subdivided into three categories of short-term obligations: municipal notes, municipal commercial paper and municipal demand obligations.

    Municipal notes are short-term obligations with a maturity at the time of issuance ranging from six months to five years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

    Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

    Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

    Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes are valued at amortized cost; no value is assigned to the right of the Fund to receive the par value of the obligation upon demand or notice.

    Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund has no specific percentage limitations on investments in master demand obligations.

    PREMIUM SECURITIES. During a period of declining interest rates, many municipal securities in which the Fund invests likely will bear coupon rates higher than current market rates, regardless of whether the securities were initially purchased at a premium. In general, such securities have market values greater than the principal amounts payable on maturity, which would be reflected in the net asset value of the Fund's shares. The values of such "premium" securities tend to approach the principal amount as they near maturity.

    PUTS. The Fund may purchase without limit, municipal bonds or notes together with the right to resell the bonds or notes to the seller at an agreed price or yield within a specified period prior to the maturity date of the bonds or notes. Such a right to resell is commonly known as a "put." The aggregate price for bonds or notes with puts may be higher than the price for bonds or notes without puts. Consistent with the Fund's investment objective and subject to the supervision of the Trustees, the purpose of this practice is to permit the Fund to be fully invested in tax exempt securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions, and to purchase at a later date securities other than those subject to the put. The principal risk of puts is that the writer of the put may default on its obligation to repurchase. The Adviser will monitor each writer's ability to meet its obligations under puts.

    Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in order to take advantage of alternative investment opportunities or in the event the Advisor revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise, the Advisor considers the amount of cash available to the Fund, the expiration dates of the available puts, any future commitments for securities purchases, alternative investment opportunities, the desirability of retaining the underlying securities in the Fund's portfolio and the yield, quality and maturity dates of the underlying securities.

    The Fund values any municipal bonds and notes subject to puts with remaining maturities of less than 60 days by the amortized cost method. If the Fund were to invest in municipal bonds and notes with maturities of 60 days or more that are subject to puts separate from the underlying securities, the puts and the underlying securities would be valued at fair value as determined in accordance with procedures established by the Board of Trustees. The Board of Trustees would, in connection with the determination of the value of a put, consider, among other factors, the creditworthiness of the writer of the put, the duration of the put, the dates on which or the periods during which the put may be exercised and the applicable rules and regulations of the SEC. Prior to investing in such securities, the Fund, if deemed necessary based upon the advice of counsel, will apply to the SEC for an exemptive order, which may not be granted, relating to the amortized valuation of such securities.

    Since the value of the put is partly dependent on the ability of the put writer to meet its obligation to repurchase, the Fund's policy is to enter into put transactions only with municipal securities dealers who are approved by the Adviser. Each dealer will be approved on its own merits, and it is the Fund's general policy to enter into put transactions only with those dealers which are determined to present minimal credit risks. In connection with such determination, the Adviser reviews regularly the list of approved dealers, taking into consideration, among other things, the ratings, if available, of their equity and debt securities, their reputation in the municipal securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit, securing the puts written by them. Commercial bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. Other put writers will have outstanding debt rated Aa or better by Moody's Investors Service, Inc. ('Moody's') or AA or better by Standard & Poor's Ratings Group ('Standard & Poor's'), or will be of comparable quality in the Adviser's opinion or such put writers' obligations will be collateralized and of comparable quality in the Adviser's opinion. The Trustees have directed the Adviser not to enter into put transactions with any dealer which in the judgment of the Adviser become more than a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, the Fund is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from such dealer.

    Entering into a put with respect to a tax exempt security may be treated, depending upon the terms of the put, as a taxable sale of the tax exempt security by the Fund with the result that, while the put is outstanding, the Fund will no longer be treated as the owner of the security and the interest income derived with respect to the security will be treated as taxable income to the Fund.

                            NON-MUNICIPAL SECURITIES

    The Fund may invest in bonds and other debt securities of domestic issuers to the extent consistent with its investment objective and policies. The Fund may invest in U.S. Government, bank and corporate debt obligations, as well as asset-backed securities and repurchase agreements. The Fund will purchase such securities only when the Advisor believes that they would enhance the after tax returns of a shareholder of the Fund in the highest federal and California income tax brackets. Under normal circumstances, the Fund's holdings of non-municipal securities and securities of municipal issuers outside California will not exceed 35% of its total assets. A description of these investments appears below. See "Quality and Diversification Requirements." For information on short-term investments in these securities, see "Money Market Instruments."

    ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. The Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because the Fund will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Fund will have fewer assets with which to purchase income producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

    ASSET-BACKED SECURITIES. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which the Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

                            MONEY MARKET INSTRUMENTS

    The Fund may invest in money market instruments to the extent consistent with its investment objective and policies. Under normal circumstances, the Fund will purchase these securities to invest temporary cash balances or to maintain liquidity to meet withdrawals. However, the Fund may also invest in money market instruments as a temporary defensive measure taken during, or in anticipation of, adverse market conditions. A description of the various types of money market instruments that may be purchased by the Fund appears below. Also see "Quality and Diversification Requirements."

    U.S. TREASURY SECURITIES. The Fund may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

    ADDITIONAL U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage

Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations;
(ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

    BANK OBLIGATIONS. The Fund may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $1 billion in total and are organized under the laws of the United States or any state, (ii) foreign branches of these banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Fund may not invest in obligations of foreign branches of foreign banks. The Fund will not invest in obligations for which the Advisor, or any of its affiliated persons, is the ultimate obligor or accepting bank.

    COMMERCIAL PAPER. The Fund may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and Morgan acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by Morgan or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. Morgan has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by Morgan. Since master demand obligations typically are not rated by credit rating agencies, the Fund may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Advisor to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund does not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of Morgan to whom Morgan, in its capacity as a commercial bank, has made a loan.

    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the Advisor's credit guidelines. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Fund will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in the agreement plus accrued interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by the Fund may be delayed or limited.

    The Fund may make investments in other debt securities, including without limitation corporate bonds and other obligations described in this Statement of Additional Information.

                             ADDITIONAL INVESTMENTS


    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to the Fund until settlement takes place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund will maintain with Morgan, the Custodian, (see "Custodian and Transfer Agent.") a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, the Fund may be disadvantaged if the other party to the transaction defaults.


    INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by the Fund to the extent permitted under the 1940 Act or any order pursuant thereto. These limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company,
(ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, provided however, that the Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. The Fund has applied for exemptive relief from the SEC to permit the Fund to invest in affiliated investment companies. If the requested relief is granted, the Fund Portfolio would then be permitted to invest in affiliated funds, subject to certain conditions specified in the applicable order.

    The Securities and Exchange Commission ("SEC") has granted the Fund an exemptive order permitting it to invest its uninvested cash in any affiliated money market funds. The order sets the following conditions: (1) the Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisory fee from the Fund in an amount sufficient to offset any doubling up of investment advisory and shareholder servicing fees.

    REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for the Fund to be magnified. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, the Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. All forms of borrowing

(including reverse repurchase agreement and securities lending) are limited in the aggregate and may not exceed 33-1/3% of the Fund's total assets.

    LOANS OF PORTFOLIO SECURITIES. The Fund may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its respective investors. The Fund may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Fund will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and the Fund will not make any loans in excess of one year. The Fund will not lend its securities to any officer, Trustee, Member of the Advisory Board, officer, employee or other affiliate of the Fund, the Adviser or the Distributor, unless otherwise permitted by applicable law. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33-1/3% of the Fund's total assets.

    ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED SECURITIES. The Fund may not acquire any illiquid securities if, as a result thereof, more than 15% of the Fund's net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Fund. The price the Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

    The Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Trustees. The Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.

    As to illiquid investments, the Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

    SYNTHETIC VARIABLE RATE INSTRUMENTS. The Fund may invest in certain synthetic variable rate instruments. Such instruments generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par. Morgan will review the structure of synthetic variable rate instruments to identify credit and liquidity risks (including the conditions under which the right to tender the instrument would no longer be available) and will monitor those risks. In the event that the right to tender the instrument is no longer available, the risk to the Fund will be that of holding the long-term bond. In the case of some types of instruments credit enhancement is not provided, and if certain events, which may include (a) default in the payment of principal or interest on the underlying bond, (b) downgrading of the bond below investment grade or (c) a loss of the bond's tax exempt status, occur, then (i) the put will terminate and
(ii) the risk to the Fund will be that of holding a long-term bond.

                    QUALITY AND DIVERSIFICATION REQUIREMENTS

    The Fund is registered as a non-diversified investment company which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Thus, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, may be subject to greater risk with respect to its portfolio securities. The Fund, however, will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Taxes".

    It is the current policy of the Fund that under normal circumstances at least 90% of total assets will consist of securities that at the time of purchase are rated Baa or better by Moody's or BBB or better by Standard & Poor's. The remaining 10% of total assets may be invested in securities that are rated B or better by Moody's or Standard & Poor's. See "Below Investment Grade Debt" below. In each case, the Fund may invest in securities which are unrated, if in the Advisor's opinion, such securities are of comparable quality. Securities rated Baa by Moody's or BBB by Standard & Poor's are considered investment grade, but have some speculative characteristics. Securities rated Ba or B by Moody's and BB or B by Standard & Poor's are below investment grade and considered to be speculative with regard to payment of interest and principal. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Fund may continue to hold the investment.

    The Fund invests principally in a portfolio of "investment grade" tax exempt securities. An investment grade bond is rated, on the date of investment, within the four highest ratings of Moody's, currently Aaa, Aa, A and Baa or of Standard & Poor's, currently AAA, AA, A and BBB, while high grade debt is rated, on the date of the investment, within the two highest of such ratings. Investment grade municipal notes are rated, on the date of investment, MIG-1 or MIG-2 by Standard & Poor's or SP-1 and SP-2 by Moody's. Investment grade municipal commercial paper is rated, on the date of investment, Prime 1 or Prime 2 by Moody's and A-1 or A-2 by Standard & Poor's. The Fund may also invest up to 10% of its total assets in securities which are "below investment grade." Such securities must be rated, on the date of investment, B or better by Moody's or Standard & Poor's, or of comparable quality. The Fund may invest in debt securities which are not rated or other debt securities to which these ratings are not applicable, if in the opinion of the Advisor, such securities are of comparable quality to the rated securities discussed above. In addition, at the time the Fund invests in any commercial paper, bank obligation, repurchase agreement, or any other money market instruments, the investment must have received a short term rating of investment grade or better (currently Prime-3 or better by Moody's or A-3 or better by Standard & Poor's) or the investment must have been issued by an issuer that received a short term investment grade rating or better with respect to a class of investments or any investment within that class that is comparable in priority and security with the investment being purchased by the Fund. If no such ratings exists, the investment must be of comparable investment quality in the Advisor's opinion, but will not be eligible for purchase if the issuer or its parent has long term outstanding debt rated below BBB.

    BELOW INVESTMENT GRADE DEBT. Certain lower rated securities purchased by the Fund, such as those rated Ba or B by Moody's or BB or B by Standard & Poor's (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing higher coupons or interest rates than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that the Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Advisor's own credit analysis.

    Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately the Fund's portfolio securities for purposes of determining the Fund's net asset value. See Appendix A for more detailed information on these ratings.

    In determining suitability of investment in a particular unrated security, the Advisor takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

                        OPTIONS AND FUTURES TRANSACTIONS

    The Fund may purchase and sell (a) exchange traded and over-the-counter
(OTC) put and call options on fixed income securities, indexes of fixed income securities and futures contracts on fixed income securities and indexes of fixed income securities and (b) futures contracts on fixed income securities and indexes of fixed income securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

    The Fund may use futures contracts and options for hedging and risk management purposes. The Funds may not use futures contracts and options for speculation.

    The Fund may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge the Fund's investments against price fluctuations. Other strategies, including buying futures contracts and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the Fund's overall strategy in a manner deemed appropriate to the Advisor and consistent with the Fund's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

    The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase the Fund's return. While the use of these instruments by the Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Advisor applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower the Fund's return. Certain strategies limit the Fund's possibilities to realize gains as well as its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate.

    The Fund may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets. In addition, the Fund will not purchase or sell (write) futures contracts, options on futures contracts or commodity options for risk management purposes if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the net asset value of the Fund.

                                    OPTIONS

    PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. The Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exits. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If the Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

    The buyer of a typical put option can expect to realize a gain if the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

    The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

    SELLING (WRITING) PUT AND CALL OPTIONS. When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for the receipt of the premium, the Fund assumes the obligation to pay the strike price for the instrument underlying the option if the party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option the Fund has written, however, it must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

    If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

    Writing a call option obligates the Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

    The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

    OPTIONS ON INDEXES. The Fund may purchase or sell put and call options on any securities index based on securities in which the Fund may invest. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. The Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as index because the Fund's investments generally will not match the composition of an index.

    For a number of reasons, a liquid market may not exist and thus the Fund may not be able to close out an option position that it has previously entered into. When the Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.

    EXCHANGE TRADED AND OTC OPTIONS. All options purchased or sold by the Fund will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet the Advisor's creditworthiness standards. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, the Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

    Provided that the Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, the Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

                               FUTURES CONTRACTS

    When the Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When the Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Fund wishes to close out a particular position.

    When the Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

    The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when the Fund buys or sells a futures contract it will be required to deposit "initial margin" with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant (FCM). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. The Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for the Fund to close out its futures positions. Until it closes out a futures position, the Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of the Fund's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

    The Fund will segregate liquid assets in connection with its use of options and futures contracts to the extent required by the staff of the SEC. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

    OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and sell put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities.

    Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

    The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by the Fund are paid by the Fund into a segregated account, in the name of the FCM, as required by the 1940 Act and the SEC's interpretations thereunder.

    COMBINED POSITIONS. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

    CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

    Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

    LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

    POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, the Fund or the Advisor may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

    ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. Although the Fund will not be a commodity pool, certain derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such derivatives. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

    In addition, the Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

    SWAPS AND RELATED SWAP PRODUCTS. The Fund may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

    The Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. The Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

    Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

    The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event the Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by the Fund, payments by the parties will be exchanged on a "net basis", and the Fund will receive or pay, as the case may be, only the net amount of the two payments.

    The amount of the Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on the Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

    The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with portfolio security transactions. If the Advisor is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to the Fund or that the Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to the Fund.

    The Advisor will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

    The Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligations under the agreement.

    The Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Advisor. If a counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

    The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Advisor and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

    During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

    The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.

                                RISK MANAGEMENT

    The Fund may employ non-hedging risk management techniques. Examples of such strategies include synthetically altering the duration of its portfolio or the mix of securities in its portfolio. For example, if the Advisor wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long-term securities, it might cause the Fund to purchase futures contracts on long-term debt securities. Similarly, if the Advisor wishes to decrease exposure to fixed income securities or purchase equities, it could cause the Fund to sell futures contracts on debt securities and purchase futures contracts on a stock index. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

                       SPECIAL FACTORS AFFECTING THE FUND

    The Fund intends to invest a high proportion of its assets in municipal obligations in California Municipal Securities. Payment of interest and preservation of principal is dependent upon the continuing ability of California issuers and/or obligors of California Municipal Securities to meet their obligations thereunder.


    For further information concerning California Municipal Obligations, see Appendix B to this Statement of Additional Information. The summary set forth above and in Appendix B is based on information from the official statement issued by the State of California for its veterans general obligation bond issue on November 29, 2001. An official statement of California general obligation municipal obligations and does not purport to be complete.


                               PORTFOLIO TURNOVER


    The table below sets forth the Fund's portfolio turnover rate. A rate of 100% indicates that the equivalent of all of the Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent that net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Taxes" below. Investors should note that the Fund's fiscal year end was changed from April 30 to August 31 as of May 1, 2001.



    FUND--For the fiscal years ended April 30, 1999, 2000 and 2001: 40%, 87% and 55%, respectively. For the period May 1, 2001 through August 31, 2001 the rate was 29%.


                            INVESTMENT RESTRICTIONS

    The investment restrictions set forth below have been adopted by the Fund. Except as otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of
(a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.

    The Fund:

        1. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

        2. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

        3. May not borrow money, except to the extent permitted by applicable law;

        4. May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

        5. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate and (c) make direct investments in mortgages;

        6. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

        7. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

    NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The investment restrictions described below are not fundamental policies of the Fund and may be changed by its Trustees. These non-fundamental investment policies require that the Fund:

        (i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;
        (ii) May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules; and
        (iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

    Notwithstanding any other fundamental or non-fundamental investment restriction or policy, the Fund reserves the right, without the approval of shareholders, to invest all of its assets in another open-end registered investment company with substantially the same fundamental investment objective, restrictions and policies as the Fund.

                                    TRUSTEES

    The Trustees of the Trust are also the Trustees of the Fund. Their names, principal occupations during the past five years, addresses and dates of birth are set forth below:

    WILLIAM J. ARMSTRONG--Trustee; Retired; formerly Vice President and Treasurer, Ingersoll-Rand Company. Address: 287 Hampshire Ridge, Park Ridge, NJ 07656. His date of birth is December 4, 1941.

    ROLAND R. EPPLEY, JR.--Trustee; Retired; formerly President and Chief Executive Officer, Eastern States Bankcard Association, Inc. (1971--1988); Director, Janel Hydraulics, Inc.; formerly Director of The Hanover Funds, Inc. (open-end mutual funds). Address: 105 Coventry Place, Palm Beach Gardens, FL 33418. His date of birth is April 1, 1932.

    ANN MAYNARD GRAY--Trustee; Former President, Diversified Publishing Group and Vice President, Capital Cities/ABC, Inc. Ms. Gray is also a director of Duke Energy Corporation and Elan Corporation, plc. (pharmaceuticals). Address: 1262 Rockrimmon Road, Stamford, CT 06903. Her date of birth is August 22, 1945.

    MATTHEW HEALEY--Trustee and President of the Board of Trustees; Former Chief Executive Officer of certain trusts in the JPMorgan Fund Complex through April 2001. Address: Pine Tree Country Club Estates, 10286 Saint Andrews Road, Boynton Beach, FL 33436. His date of birth is August 23, 1937.

    FERGUS REID, III--Trustee and Chairman of the Board of Trustees; Chairman and Chief Executive Officer, Lumelite Corporation (plastics manufacturing), since September 1985; Trustee, Morgan Stanley Funds. Address: 202 June Road, Stamford, CT 06903. His date of birth is August 12, 1932.

    JAMES J. SCHONBACHLER--Trustee; Retired; Prior to September, 1998, Managing Director, Bankers Trust Company and Group Head and Director, Bankers Trust A.G., Zurich and BT Brokerage Corp. (financial services). Address: 3711 Northwind Court, Jupiter, FL 33477. His date of birth is January 26, 1943.

    LEONARD M. SPALDING*--Trustee; Retired; formerly Chief Executive Officer of Chase Mutual Funds Corp.; formerly President and Chief Executive Officer of Vista Capital Management (investment management); and formerly Chief Investment Executive of the Chase Manhattan Private Bank (investment management). Address:
2025 Lincoln Park Road, Springfield, KY 40069. His date of birth is July 20,
1935.

    H. RICHARD VARTABEDIAN--Trustee; Investment Management Consultant; formerly, Senior Investment Officer, Division Executive of the Investment Management Division of The Chase Manhattan Bank, N.A., 1980-1991. Address: P.O. Box 296, Beach Road, Hendrick's Head, Southport, ME 04576. His date of birth is
January 26, 1936.


    The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. The Board of Trustees of the Trust presently has Audit, Valuation, Investment, and Governance Committees. The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley and Reid and Ms. Gray. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met four times during the fiscal year ended August 31, 2001. The members of the Valuation Committee are Messrs. Healey (Chairman), Spalding, Schonbachler and Armstrong. The function of the Valuation Committee is to oversee the fair value of the Funds' portfolio securities as necessary. The members of the Investment Committee are Messrs. Spalding (Chairman), Vartabedian and Healey and Ms. Gray. The function of the Investment Committee is to oversee the Adviser's investment program. The members of the Governance Committee are Messrs. Vartabedian (Chairman), Schonbachler, Eppley and Reid. The function of the Governance Committee is to nominate trustees for the Board to consider and to address Trustee compensation issues.



    Each Trustee is currently paid an annual fee of $120,000 for serving as Trustee of the Funds and the JPMorgan Fund Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan Fund Complex, Mr. Reid is paid an additional $130,000. For his services as President of the Board of Trustees of the JPMorgan Fund Complex, Mr. Healey is paid an additional $40,000. For his services as the Chairman of the Governance Committee of the JPMorgan Fund Complex, Mr. Vartabedian is paid an additional $40,000. The Trustees may hold various other directorships unrelated to the JPMorgan Fund Complex.


------------------------
* Mr. Spalding is deemed to be an "interested person" due to his ownership of equity securities of affiliates of J.P. Morgan Chase & Co. ("J.P. Morgan Chase").

    Trustee compensation expenses paid by the Trust and the JPMorgan Fund Complex for the calendar year ended December 31, 2000 are set forth below.


                                           AGGREGATE
                                            TRUSTEE               PENSION OR
                                         COMPENSATION         RETIREMENT BENEFITS              TOTAL
PENSION OR                             PAID BY THE TRUST        ACCRUED BY THE         COMPENSATION PAID FROM
RETIREMENT BENEFITS                       DURING 2000        "FUND COMPLEX" (1)(2)       "FUND COMPLEX"(2)
-------------------                    -----------------    -----------------------    ----------------------
William J. Armstrong, Trustee                   NA                  $ 41,781                  $ 90,000
Roland R. Eppley, Jr., Trustee                  NA                  $ 58,206                  $ 91,000
Ann Maynard Gray, Trustee                     $112                        NA                  $ 75,000
Matthew Healey, Trustee (3)                   $112                        NA                  $ 75,000
Fergus Reid, III, Chairman                      NA                  $110,091                  $202,750
James J. Schonbachler, Trustee                $112                        NA                  $ 75,000
Leonard M. Spalding, Jr., Trustee*              NA                  $ 35,335                  $ 89,000
H. Richard Vartabedian, Trustee                 NA                  $ 86,791                  $134,350


                    *   Mr. Spalding is deemed to be an "interested person" due to his ownership of equity securities of J.P. Morgan Chase &
                        Company.
                  (1)   On February 22, 2001, the Board of Trustees voted to
                        terminate the Retirement Plan.
                  (2)   A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for
                        purposes of investment and investment services, or have a
                        common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Fund Complex
                        for which the Trustees serve includes 10 investment
                        companies.
                  (3)   Pierpont Group, Inc., which provided services to the former
                        J.P. Morgan Family of Funds, paid Mr. Healey, in his role as
                        Chairman of Pierpont Group, Inc., compensation in the amount of $200,000, contributed $25,500 to a defined contribution plan on his behalf and paid $18,400 in insurance premiums
                        for his benefit.


    The Trustees of the former Chase Vista Funds instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the board of trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser of certain former Chase Vista Funds and its affiliates (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee. On February 22, 2001, the Board of Trustees voted to terminate the Plan and in furtherance of this determination agreed to pay Trustees an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining $5.65 million was reimbursed by Morgan. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian received $1,027,673, $800,600, $2,249,437, $463,798 and $1,076,927, respectively, in connection with the termination. Each nominee has elected to defer receipt of such amount pursuant to the Deferred Compensation Plan for Eligible Trustees.


    The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the Adviser, the Administrator, or Distributor or any of their affiliates) may enter into agreements with the Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death.
Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian are the only Trustees who have elected to defer compensation under such plan.


    The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. To assist the Trustees in exercising their overall supervisory responsibilities, the Trust and the Portfolio had entered into a Fund Service Agreement with Pierpont Group, Inc. Pierpont Group, Inc. was organized in July 1989 to provide services for the former J.P. Morgan Family of Funds which was terminated on July 31, 2001 (formerly "the Pierpont Family of Funds"), and the Trustees were the equal and sole shareholders of Pierpont Group, Inc. The Trust paid Pierpont Group, Inc. a fee in an amount representing its reasonable costs in performing these services. As part of the overall integration and reorganization of certain trusts within the Fund Complex, the trusts have terminated their agreements with Pierpont Group, Inc. The Board of Trustees will instead look to counsel, auditors, Morgan and other service providers, as necessary.



    The aggregate fees paid to Pierpont Group, Inc. by the Fund for the fiscal years ended April 30, 1999, 2000 and 2001, were: $1,623, $1,452 and $1,880, for the fiscal year ended August 31, 2001: $1,023, respectively.


                                    OFFICERS

    The Trust's executive officers (listed below), other than the officers who are employees of the Adviser or one of its affiliates, are provided and compensated by J.P. Morgan Fund Distributors, Inc. (the "Distributor"), a subsidiary of The BYSIS Group, Inc. The officers conduct and supervise the business operations of the Trust. The Trust has no employees.

    The officers of the Trust, their principal occupations during the past five years and dates of birth are set forth below. The business address of each of the officers unless otherwise noted is 522 Fifth Avenue, New York, New York 10036.

    GEORGE GATCH; President. Managing Director, J.P. Morgan Investment Management Inc. Mr. Gatch is head of J.P. Morgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. He has held numerous positions throughout the firm in business management, marketing and sales. His date of birth is December 21, 1962.

    DAVID WEZDENKO; Treasurer; Vice President, J.P. Morgan Investment Management Inc. Mr. Wezdenko is the Chief Operating Officer for JPMorgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. Since joining J. P. Morgan Chase (or its predecessors) in 1996, he has held numerous financial and operations related positions supporting the J. P. Morgan pooled funds business. His date of birth is October 2, 1963.

    SHARON WEINBERG; Secretary. Vice President, J.P. Morgan Investment Management Inc. Ms. Weinberg is head of Business and Product Strategy for JPMorgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. Since joining J.P. Morgan Chase (or its predecessors) in 1996 in New York, she has held numerous positions throughout the asset management business in mutual funds marketing, legal, and product development. Her date of birth is June 15, 1959.

    MICHAEL MORAN; Vice President and Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Mr. Morgan is the Chief Financial Officer of JPMorgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. He has held various financial reporting roles in the Investment Management and Middle Market businesses at J.P. Morgan Chase (or its predecessors). His date of birth is July 14, 1969.

    STEPHEN UNGERMAN; Vice President and Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Mr. Ungerman is head of the Fund Services Group within Fund Administration. Prior to joining J.P. Morgan Chase (or its predecessors) in 2000, he held a number of senior management positions in Prudential Insurance Co. of America's asset management business, including Assistant General Counsel, Tax Director, and Co-head of Fund Administration Department. Mr. Ungerman was also the Assistant Treasurer of all mutual funds managed by Prudential. His date of birth is June 2, 1953.

    JUDY R. BARTLETT; Vice President and Assistant Secretary. Vice President and Assistant General Counsel, J.P. Morgan Investment Management Inc. since September 2000. From August 1998 through August 2000, Ms. Bartlett was an attorney at New York Life Insurance Company where she served as Assistant Secretary for the Mainstay Funds. From October 1995 through July 1998,
Ms. Bartlett was an associate at the law firm of Wilkie, Farr & Gallagher. Her date of birth is May 29, 1965.


    JOSEPH J. BERTINI; Vice President and Assistant Secretary. Vice President and Assistant General Counsel, J.P. Morgan Investment Management Inc. Prior to October of 1997, he was an attorney in the Mutual Fund Group at SunAmerica Asset Management Inc. His date of birth is November 4, 1965.

    PAUL M. DERUSSO; Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Mr. DeRusso has served in Funds Administration as Manager of the Budgeting and Expense Group for certain trusts of the JPMorgan Fund Complex since prior to 1996. His date of birth is December 3, 1954.

    LAI MING FUNG; Assistant Treasurer. Associate, J.P. Morgan Investment Management Inc. Ms. Fung serves in the Funds Administration Group as a Budgeting Analyst for the Budgeting and Expense Group. Prior to April 1999, she worked with Morgan Stanley Dean Witter as a Section Head in the Fund Accounting Group. Her date of birth is September 8, 1974.

    MARY SQUIRES; Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Ms. Squires has held numerous financial and operations positions supporting the J.P. Morgan Chase organization (or its predecessors). Her date of birth is January 8, 1955.

    NIMISH S. BHATT; Assistant Treasurer, Senior Vice President, Fund Administration and Financial Services, BISYS Investment Services, since November 2000; various positions held within BISYS prior thereto since 1996, including Vice President and Director of International Operations, Vice President of Financial Administration and Vice President of Tax. His address is 3435 Stelzer Road, Columbus, Ohio 43219. His date of birth is June 6, 1963.

    ARTHUR A. JENSEN; Assistant Treasurer, Vice President, Financial Services, BISYS Investment Services, since June 2001; formerly Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company. His address is 3435 Stelzer Road, Columbus, Ohio 43219. His date of birth is September 28, 1966.

    MARTIN R. DEAN; Assistant Treasurer. Vice President, Administration Services, BISYS Fund Services, Inc.; formerly Senior Manager, KPMG Peat Marwick (1987-1994). His address is 3435 Stelzer Road, Columbus, OH 43219. His date of birth is September 27, 1963.

    ALAINA METZ; Assistant Secretary. Chief Administrative Officer, BISYS Fund Services; formerly Supervisor, Blue Sky Department, Alliance Capital Management L.P. Her address is 3435 Stelzer Road, Columbus, OH 43219. Her date of birth is April 7, 1967.

    LISA HURLEY; Assistant Secretary. Executive Vice President and General Counsel, BISYS Fund Services, Inc.; formerly Counsel to Moore Capital Management and General Counsel to Global Asset Management and Northstar Investments Management. Her address is 90 Park Avenue, New York, NY 10016. Her date of birth is May 29, 1955.


    As of November 30, 2001, the officers and Trustees as a group owned less than 1% of the shares of the Fund.


                                 CODE OF ETHICS

    The Trust, the Advisor and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Fund. Such purchases, however, are subject to procedures reasonably necessary to prevent access persons from engaging in any unlawful conduct set forth in Rule 17j-1.

                               INVESTMENT ADVISER

    The Trust has retained JPMIM as investment advisor to provide investment advice and portfolio management services to the Fund. Subject to the supervision of the Trustees, the Advisor makes the

Fund's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Fund's investments. JPMIM, a wholly owned subsidiary of J.P. Morgan Chase & Co. Incorporated ("J.P. Morgan Chase"), is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which Morgan serves as trustee.

    J.P. Morgan Chase, through the Adviser and other subsidiaries, acts as investment adviser to individuals, governments, corporations, employee benefit plans, mutual funds and other institutional investors.

    J.P. Morgan Chase, a bank holding company organized under the laws of the State of Delaware was formed from the merger of J.P. Morgan & Co. Incorporated with and into the Chase Manhattan Corporation. J.P. Morgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor firms, has been in business for over a century.


    Prior to October 28, 1998, Morgan Guaranty Trust Company ("Morgan Guaranty") served as the Fund's investment advisor.


    The investment advisory services the Adviser provides to the Fund are not exclusive under the terms of the Advisory Agreement. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Fund. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Fund. See "Fund Transactions."

    The Fund is managed by employees of the Adviser who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of J.P. Morgan Chase or any personnel of other divisions of the Adviser or with any of its affiliated persons, with the exception of certain other investment management affiliates of J.P. Morgan Chase which execute transactions on behalf of the Fund.

    As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Adviser under the Investment Advisory Agreements, the Fund has agreed to pay the Adviser a fee, which is computed daily and may be paid monthly, equal to the annual rates of 0.30% of the Fund's average daily net assets shown below.


    The advisory fees paid by the Fund to Morgan Guaranty and JPMIM for the fiscal years ended April 30, 1999, 2000 and 2001, were: $200,927, $239,110 and
$420,095, respectively. For the period May 1, 2001 through August 31, 2001 the Advisory fee paid was $168,886. See the Fund's financial statements which are incorporated herein by reference.


    The Investment Advisory Agreement provides that it will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See "Distributor" below. The Investment Advisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Fund's Trustees, or by a vote of the holders of a majority of the Fund's outstanding voting securities, on 60 days' written notice to the Adviser and by the Adviser on 90 days' written notice to the Fund. See "Additional Information."


    Under separate agreements, Morgan also provides certain financial, fund accounting and administrative services to the Trust and shareholder services for the Trust. See "Administrator," "Custodian" and "Shareholder Servicing" below.

                                  DISTRIBUTOR

    J.P. Morgan Fund Distributors, Inc. (the "Distributor") serves as the Trust's exclusive distributor and holds itself available to receive purchase orders for each of the Fund's shares. In that capacity, Distributor has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and the Distributor. Under the terms of the Distribution Agreement between the Distributor and the Trust, the Distributor receives no compensation in its capacity as the Trust's distributor. The Distributor is a wholly owned indirect subsidiary of The BISYS Group, Inc. The Distributor currently provides administration and distribution services for a number of other investment companies.

    The Distribution Agreement shall continue in effect with respect to each of the Funds for a period of two years after execution only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or by its Trustees and (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees" and "Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, including a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of each Fund's outstanding shares as defined under "Additional Information," in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of Distributor are located at 1211 Avenue of the Americas, New York, NY 10036.


    Prior to April 10, 2001, Funds Distributor, Inc. ("FDI") served as the Trust's exclusive distributor.


                                 ADMINISTRATOR

    Pursuant to an Administration Agreement, with the Trust (the "Administration Agreement"), Morgan is the administrator of the Fund. Morgan provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund's independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. Morgan in its capacity as administrator does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.


    Morgan was formed on November 10, 2001 from the merger of Morgan Guaranty Trust Company of New York and The Chase Manhattan Bank.


    Under the Administration Agreement, Morgan is permitted to render administrative services to others. The Administration Agreement will continue in effect for two years and from year to year thereafter with respect to the Fund only if such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by a majority of the Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Administration Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Administration Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by a vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by Morgan on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Administration Agreement also provides that absent willful misfeasance, bad faith or gross negligence or reckless disregard in the performance of duties or under the agreement on the part of Morgan or its directors, officers or employees, the Trust shall indemnify Morgan against any claims that Morgan may incur based on any omissions in connection with services rendered to the Trust under the Administration Agreement.

    In consideration of the services provided by Morgan pursuant to the Administration Agreement, Morgan receives from the Fund a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of the average daily net assets over $25 billion. Morgan may voluntarily waive a portion of the fees payable to it with respect to the Fund on a month-to-month basis.

    Morgan may pay a portion of the fees it receives to BISYS Fund Services, L.P. for its services as the Fund's sub-administrator.


    Under a prior Co-Administration Agreement with the Trust, FDI served as the Trust's Co-Administrator. For its services under the Co-Administration Agreement, the Fund agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Fund was based on the ratio of its net assets to the aggregate net assets of the Trust and other investment companies subject to similar agreements with FDI. The administrative fees paid to FDI for the fiscal years ended April 30, 1999, 2000 and 2001, were: $747, $616 and $801, respectively. For the period May 1, 2001 through August 31, 2001 the fees paid were $26,246.



    The Trust, on behalf of the Fund, entered into an Administrative Services Agreement (the "Services Agreement") with Morgan Guaranty pursuant to which Morgan Guaranty was responsible certain administrative and related services provided to the Fund.



    Under the Services Agreement, the Fund agreed to pay Morgan Guaranty fees equal to its allocable share of an annual complex-wide charge. This charge was calculated daily based on the aggregate net assets of the Fund, the other series of the Trust and the Master Portfolios in accordance with the following annual schedule: 0.09% of the first $7 billion of their aggregate average daily net assets, and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by the Fund was determined by the proportionate share that its net assets bear to the total net assets of the Trust and certain other investment companies provided administrative services by Morgan.



    The fees paid to Morgan, as Services Agent, for the fiscal years ended April 30, 1999, 2000 and 2001 were: $36,727, $39,930 and $66,482, respectively.
For the period May 1, 2001 through August 31, 2001 the fees paid were $73,063.


                               DISTRIBUTION PLAN

    The Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of its Class A, B and C shares of the Fund as described in the Prospectuses, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in their respective Prospectuses. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each such class of shares of the Fund will be conducted generally by the JPMorgan Funds, and activities intended to promote one class of shares of the Fund may also benefit the Fund's other shares and other JPMorgan Funds.

    Class A Shares pay a Distribution Fee of up to 0.25% of average daily net assets and Class B and Class C shares pay a Distribution Fee of up to 0.75% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C shares of up to 4.00% and 1.00%, respectively, of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

    No class of shares of the Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of the Fund.

    Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average net asset values of Class A shares, or 0.25% annualized of the average net asset value of the Class B shares, or 0.75% annualized of the average net asset value of the Class C shares, maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B and Class C shares will be paid to broker-dealers beginning the 13th month following the purchase of such Class B or Class C shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a

Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C shares, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B or Class C shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. In determining whether to purchase Class B or Class C shares, investors should consider that compensation payments could continue until the Distributor has been fully reimbursed for the commissions paid on sales of Class B and Class C shares. However, the Fund's shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid.

    Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

    The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any agreement related to such Plan ("Qualified Trustees"). The Distribution Plan requires that the Distributor shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The selection and nomination of disinterested Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or, with respect to a particular class of the Fund, by vote of a majority of the outstanding voting shares of the class of the Fund to which it applies (as defined in the 1940 Act). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. The Fund will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

                          CUSTODIAN AND TRANSFER AGENT


    Pursuant to the Global Custody Agreement with the Trust, dated as of September 7, 2001, Morgan, 3 Metrotech Center, Brooklyn, New York 11245, serves as the Trust's custodian and fund accounting agent and is responsible for holding portfolio securities and cash and maintaining the books of account and records of the Fund's portfolio transaction. Prior to that time, The Bank of New York ("BONY") served as the Trust's custodian and fund accounting agent.


    DST Systems, Inc. ("DST") serves as the Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, DST is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

    Prior to April 26, 2001, State Street Bank and Trust Company ("State Street"), served as the Fund's transfer and dividend disbursing agent.

                             SHAREHOLDER SERVICING

    The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with Morgan pursuant to which Morgan acts as shareholder servicing agent for its customers and for other Fund investors who are customers of a Financial Professional. Under this agreement, Morgan is responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent; transmitting purchase and redemption orders to the Fund's transfer agent and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; monitoring the activities of the Fund's transfer agent; and providing other related services.

    The table below sets forth for each class of shares the shareholder servicing fees paid by the Fund to Morgan for the fiscal periods indicated.


    SELECT SHARES--For fiscal years ended April 30, 1999, 2000 and 2001:
$35,787, $36,500 and $62,870, respectively. For the period May 1, 2001 through August 31, 2001 the fees paid were $27,946.



    INSTITUTIONAL SHARES--For the fiscal years ended April 30, 1999, 2000 and 2001: $46,812, $65,103 and $114,884, respectively. For the period May 1, 2001 through August 31, 2001 the fees paid were $45,117.


    The Fund may be sold to or through financial intermediaries who are customers of Morgan ("financial professionals"), including financial institutions and broker-dealers, that may be paid fees by Morgan or its affiliates for services provided to their clients that invest in the Fund. See "Financial Professionals" below. Organizations that provide record keeping or other services to certain employee benefit or retirement plans that include the Fund as an investment alternative may also be paid a fee.

                            FINANCIAL PROFESSIONALS

    The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as Morgan or the financial professional's clients may reasonably request and agree upon with the financial professional.

    Financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction or other fee for their services. Such charges may vary among financial professionals and will not be remitted to the Fund or Morgan.

    The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's net asset value next calculated after they are so accepted.

                            INDEPENDENT ACCOUNTANTS

    The independent accountants of the Trust are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Fund, assists in the preparation and/or review of the Fund's federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation.

                                    EXPENSES

    In addition to the fees payable to JPMIM, Morgan, and the Distributor, under various agreements discussed under "Trustees," "Investment Advisor" and "Administrator" above, the Fund is responsible for usual and customary expenses associated with the Trust's operations. Such expenses include organization expenses, legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Trustees, registration fees under federal securities laws, extraordinary expenses, transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders, fees under state securities laws, custodian fees and brokerage expenses.

    Morgan has agreed that it will reimburse the Fund to the extent necessary to maintain the Fund's total operating expenses (which exclude interest, taxes and extraordinary expenses of the Fund) at the following annual rates of the Fund's average daily net assets for the periods indicated.

Institutional Shares........................       0.50% until September 7, 2004
Select Shares...............................       0.65% until September 7, 2004
Class A Shares..............................       0.60% until September 7, 2002

    The table below sets forth the fees and other expenses JPMIM and/or Morgan reimbursed under the expense reimbursement arrangement described above for the periods indicated.


    Select Shares -- For the fiscal years ended April 30, 1999, 2000 and 2001:
$31,561, $31,087 and $32,769, respectively. For the period May 1, 2001 through August 31, 2001 the amount was $10,826.



    Institutional Shares -- For the fiscal years ended April 30, 1999, 2000 and 2001: $118,189, $123,536 and $100,568, respectively. For the period May 1, 2001 through August 31, 2001 the amount was $30,650.


                      PURCHASES, REDEMPTIONS AND EXCHANGES


    The Fund has established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. If an investor's account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the Fund reserves the right to request that you buy more shares or close the investor's account. If the investor's account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out such account and send the proceeds to the address of record. DST, the funds' transfer agent (the "Transfer Agent") may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in Section 6 of the Account Application. The Telephone Exchange Privilege is not available if an investor was issued certificates for shares that remain outstanding.


    Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

    The Fund may, at its own option, accept securities in payment for shares. The securities delivered in such transaction are valued by the method described in "Net Asset Value" as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgement of the Adviser, appropriate investments for the Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund; (ii) be acquired by the Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities. The Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

    Subject to compliance with applicable regulations, the Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

    The Trust, on behalf of the Fund, reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows: (i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekend and holidays or when trading thereon is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Fund of, or evaluation of the net asset value of, its portfolio securities to be unreasonable, or (iv) for such other periods as the SEC may permit.

    Each investor in the Fund may add to or reduce its investment in the Fund on each day that the New York Stock Exchange is open for business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time) the value of each investor's interest in a Fund will be determined by multiplying the NAV of the Fund by the percentage representing that investor's share of the aggregate beneficial interests in the Fund. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Fund effected on such day and (ii) the denominator of which is the aggregate NAV of the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund as of such time on the following day the New York Stock Exchange is open for trading.

    The public offering price of Class A shares is the NAV plus a sales charge that varies depending on the size of the investor's purchase. The Fund receives the NAV. The sales charge is allocated between the investor's broker-dealer and the Fund's distributor as shown in the following table, except when the Fund's distributor, in its discretion, allocates the entire amount to the investor's broker-dealer.

    The broker-dealer allocation for Funds with a 4.50% sales charge on Class A shares is set forth below:


                                                                                           AMOUNT OF
                                                                 SALES CHARGE AS A        SALES CHARGE
                                                                   PERCENTAGE OF:         REALLOWED TO
                                                               ----------------------     DEALERS AS A
AMOUNT OF TRANSACTION AT                                       OFFERING    NET AMOUNT       % OF THE
OFFERING PRICE ($)                                              PRICE       INVESTED     OFFERING PRICE
------------------                                             --------    ----------    --------------
Under 100,000                                                    4.50         4.71            4.00
100,000 but under 250,000                                        3.75         3.90            3.25
250,000 but under 500,000                                        2.50         2.56            2.25
500,000 but under 1,000,000                                      2.00         2.04            1.75


    There is no initial sales charge on purchases of Class A shares of $1 million or more.

    At times the Fund's Distributor may reallow up to the entire sales charge to certain broker-dealers. In those instances, broker-dealers selling Class A shares of the Fund may be deemed to be underwriters under the Securities Act.

    The Fund's distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Fund's distributor may withhold such payments with respect to short-term investments.

    Investors may be eligible to buy Class A shares at reduced sales charges. Interested parties should consult their investment representative or the JPMorgan Funds Service Center for details about JPMorgan Funds' combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans and other plans. Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both JPMorgan and non-JPMorgan mutual funds. The money that is invested in JPMorgan Funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A shares for purposes of the discount privileges and programs described above.

    Investors in Class A shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in the Fund with purchases of Class A shares of any other Fund in the Trust (or if a Fund has only one class, shares of such Fund), excluding shares of any JPMorgan money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A shares during the 13-month period. All Class A or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.

    The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

    Class A shares of a Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) NAV or (ii) cost of any shares acquired and still held in the Fund, or any other JPMorgan Fund excluding any JPMorgan money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quantity Discount is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

    An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A shares of a Fund (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such
Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

    A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

    No initial sales charge will apply to the purchase of a Fund's Class A shares if (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the former Chase Vista Funds, (ii) one is investing through any qualified retirement plan with 50 or more participants or
(iii) one is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.

    Purchases of a Fund's Class A shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services.

    Purchases of a Fund's Class A shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

    Purchases of a Fund's Class A shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Fund's distributor or the JPMorgan Funds Service Center.


    A Fund may sell Class A shares without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of JPMorgan Chase, the Fund's Distributor and Transfer Agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Fund's Distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Fund's distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of JPMorgan Fund shares) and financial institution trust departments investing an aggregate of $1 million or more in the JPMorgan Funds.


    Shareholders of record of any JPMorgan Fund as of November 30, 1990 and certain immediate family members may purchase a Fund's Class A shares with no initial sales charge for as long as they continue to own Class A shares of any JPMorgan Fund, provided there is no change in account registration.

    Upon written request, Class A shareholders of a Fund have a one time privilege of reinstating their investment in the Fund at net asset value next determined subject to written request within 90 calendar days of the redemption. The reinstatement request must be accompanied by payment for the shares (not in excess of the redemption), and shares will be purchased at the next determined net asset value. Class B and Class C shareholders who have redeemed their shares and paid a contingent deferred sales charge ("CDSC") with such redemption may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B and Class C shares.

    Shareholders may exchange their shares in the Fund for shares of the same class in any other JPMorgan Fund that offers such share class. The shareholder will not pay a sales charge for such exchange. JPMorgan Chase may discontinue this exchange privilege at any time.

    The Fund reserves the right to limit the number of exchanges or to refuse an exchange. The Fund may charge an administration fee of $5 for each exchange if an investor makes more than 10 exchanges in a year or three in a quarter. Shareholders of other JPMorgan Funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Fund at net asset value.

    Under the Exchange Privilege, shares may be exchanged for shares of the same class of another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of a Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption rate, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

    The Fund's distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B shares and a commission of 1.00% of the offering price on sales of Class C shares. The distributor keeps the entire amount of any CDSC the investor pays.


    Under the advisory agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the adviser, the Fund and/or other accounts for which they exercise investment discretion an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if they determine in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either that particular transaction or their overall responsibilities to accounts over which they exercise investment discretion. Not all of such services are useful or of value in advising the Fund. The Adviser reports to the Board of Trustees regarding overall commissions paid by the Fund and their reasonableness in relation to the benefits to the Fund. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.


    The contingent deferred sales charge for Class B and Class C shares will be waived for certain exchanges and for redemptions in connection with a Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established.

    Class B shares automatically convert to Class A shares (and thus are then subject to the lower expenses borne by Class A shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares attributable to the Class B shares then converting. The conversion of Class B shares purchased on or after May 1, 1996, will be effected at the relative NAVs per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. The conversion of Class B shares purchased prior to May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase. If any exchanges of Class B shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. If the purchase of Class A Shares occurs within 90 days of the redemption of the B (or C) Shares, there is no initial sales charge (in an amount not in excess of their redemption proceeds). At the time of the conversion the NAV per share of the Class A shares may be higher or lower than the NAV per share of the Class B shares; as a result, depending on the relative NAVs per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.

    A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

    The Fund reserves the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

    Investors may incur a fee if they effect transactions through a broker or agent.

                          DIVIDENDS AND DISTRIBUTIONS

    The Fund declares and pays dividends and distributions as described under "Dividends and Distributions" in the prospectus.

    Dividends and capital gains distributions paid by the Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at Morgan or at his financial professional or, in the case of certain Morgan customers, are mailed by check in accordance with the customer's instructions. The Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

    If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                NET ASSET VALUE


    The Fund computes its net asset value once daily on Monday through Friday at the time stated in the Prospectuses. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Fund may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Fund's business days.



    The net asset value of the Fund is equal to the Fund's investments less the class's liabilities. The following is a discussion of the procedures used by the Fund in valuing its assets.



    The value of investments listed on a domestic or foreign securities exchange, including National Association of Securities Dealers Automated Quotations ("NASDAQ") is based on the last sale price on the exchange on which the security is principally traded (the "primary exchange"). If there has been no sale on the primary exchange on the valuation date, and the spread between bid and asked quotations on the primary exchange is less than or equal to 10% of the bid price for the security, the security shall be valued at the average of the closing bid and asked quotations on the primary exchange, except under certain circumstances, when the average of the closing bid and asked price is less than the last sales price of the local shares. Under all other circumstances (e.g. there is no last sale on the primary exchange, on the valuation date there are no bid and asked quotations on the primary exchange, or the spread between bid and asked quotations is greater than 10% of the bid price), the value of the security shall be the last sale price on the primary exchange up to five days prior to the valuation date unless, in the judgment of the Fund manager, material events or conditions since such last sale necessitate fair valuation of the security. With respect to securities otherwise traded in the over-the-counter market, the value shall be equal to the quoted bid price. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date.



    Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 p.m. New York time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges which is currently 4:15 p.m., New York time. Options and futures traded on foreign exchanges are valued at the last sale price available prior to the calculation of the Fund's net asset value.



    Fixed income securities with a maturity of 60 days or more, are generally valued using bid quotations generally readily available from and supplied daily by third party pricing services or brokers of comparable securities. If such prices are not supplied by the Fund's independent pricing services, such securities are priced in accordance with fair value procedures adopted by the Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to value from dealers; and general market conditions. Fixed income securities with a remaining maturity of less than 60 days are valued by the amortized cost method.



    Listed options on debt securities traded on U.S. option exchanges shall be valued at their closing price on such exchanges. Futures on debt securities and related options traded on commodities exchanges shall be valued at their closing price as of the close of such commodities exchanges, which is currently 4:15 p.m., New York time. Options and future traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of the Funds' net asset value. Non-listed OTC options and swaps shall be valued at the closing price provided by a counter party or third-party broker.



    Securities or other assets for which market quotations are not readily available (including certain illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Short-term investment(s) which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.



    Trading in securities on most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when the Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.


                                PERFORMANCE DATA

    From time to time, the Fund may quote performance in terms of yield, tax equivalent yield, actual distributions, total return or capital appreciation in reports, sales literature and advertisements published by the Trust. Current performance information for the Fund may be obtained by calling the number provided on the cover page of this Statement of Additional Information. See also the Prospectus.

    Comparative performance information may be used from time to time in advertising the Fund's shares, including appropriate market indices including the benchmarks indicated under "Investment Advisor" above or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

    The classes of shares of the Fund may bear different shareholder servicing fees and other expenses, which may cause the performance of a class to differ from the performance of another class. Performance quotations will be computed separately for each class of the Fund's shares. Any fees charged by an institution directly to its customers' accounts in connection with investments in the Fund will not be included in calculations of total return or yield.

    YIELD QUOTATIONS. Any current "yield" quotation for a class of shares of the Fund shall consist of an annualized hypothetical yield, carried at least to the nearest hundredth of one percent, based on a thirty calendar day period and shall be calculated by: (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result; and (c) multiplying the result by 2.

    Annualized tax-equivalent yield reflects the approximate annualized yield that a taxable investment must earn for shareholders at specified federal and California income tax levels to produce an after-tax yield equivalent to the annualized tax-exempt yield.


    The SEC yields of the Fund for the thirty-day period ended August 31, 2001 are as follows:



    SELECT SHARES: (August 31, 2001): 30-day yield: 3.30%; 30-day tax equivalent yield at 5.97%; tax rate: (44.76%).



    INSTITUTIONAL SHARES: (August 31, 2001): 30-day yield: 3.40%; 30-day tax equivalent yield at 6.15%; tax rate: (44.76%).


    TOTAL RETURN QUOTATIONS. The Fund may advertise "total return" and non-standardized total return data. The total return shows what an investment in the Fund would have earned over a specified period of time (one, five or ten years or since commencement of operations, if less) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. This method of calculating total return is required by regulations of the SEC. Total return data similarly calculated, unless otherwise indicated, over other specified periods of time may also be used. All performance figures are based on historical earnings and are not intended to indicate future performance.

    As required by regulations of the SEC, the average annual total return of the Fund for a period is computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions by the Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The average annual total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption.

    Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated.

    Historical performance for periods prior to the establishment of Select Shares of the Fund will be that of the Institutional Shares of the Fund and will be presented in accordance with applicable SEC staff interpretations. Such historical performance information may reflect operating expenses which were lower than those associated with holding Select Shares. Accordingly, the historical yield and historical returns for the Select Shares may be higher than would have occurred if an investment had been made during the indicated periods in Institutional Shares of the Fund.

    Below is set forth historical return information for the Fund for the periods indicated:


    SELECT SHARES: (August 31, 2001): Average annual total return, 1 year:
8.40%; average annual total return, 5 years: N/A; average annual total return, commencement of operations (April 21, 1997) to period end: 5.92%; aggregate total return, 1 year: 8.40%; aggregate total return, 5 years: N/A; aggregate total return, not annualized commencement of operations (April 21, 1997) to period end: 30.97%



    INSTITUTIONAL SHARES: (August 31, 2001): Average annual total return, 1 year: 8.61%; average annual total return, 5 years: N/A; average annual total return, commencement of operations (December 23, 1996) to period end: 6.05%; aggregate total return, 1 year: 8.61%; aggregate total return, 5 years: N/A; aggregate total return, commencement of operations (December 23, 1996) to period end: 31.71%.


    GENERAL. The Fund's performance will vary from time to time depending upon market conditions, the composition of the portfolio, and operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

    From time to time, the Fund may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for the Fund;
(5) descriptions of investment strategies for the Fund; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Fund; (7) comparisons of investment products (including the Fund) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of the Fund.

                             PORTFOLIO TRANSACTIONS

    The Advisor places orders for the Fund for all purchases and sales of portfolio securities, enters into repurchase agreements and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of the Fund. See "Investment Objective and Policies."

    Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

    Portfolio transactions for the Fund will be undertaken principally to accomplish the Fund's objective in relation to expected movements in the general level of interest rates. The Fund may engage in short-term trading consistent with its objective. See "Investment Objective and Policies -- Portfolio Turnover".

    In connection with portfolio transactions for the Fund, the Advisor intends to seek the best execution on a competitive basis for both purchases and sales of securities.


    Subject to the overriding objective of obtaining the best execution of orders, the Advisor may allocate a portion of the Fund's brokerage transactions to affiliates of the Advisor. Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. However, affiliated persons of the Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which the Advisor or an affiliate is a member or in a private placement in which the Advisor or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees of the Fund that either comply with rules adopted by the SEC or with interpretations of the SEC's staff.


    Investment decisions made by the Advisor are the product of many factors in addition to basic suitability for the particular fund or other client in question. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the same security. The Fund may only sell a security to other portfolios or accounts managed by the Advisor or its affiliates in accordance with procedures adopted by the Trustees.

    It also sometimes happens that two or more clients simultaneously purchase or sell the same security. On those occasions when the Advisor deems the purchase or sale of a security to be in the best interests of the Fund, as well as other clients including other Funds, the Advisor to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other clients in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Advisor in the manner it considers to be most equitable and consistent with the Advisor's fiduciary obligations to the Fund. In some instances, this procedure might adversely affect the Fund.

                              MASSACHUSETTS TRUST

    The Trust is a "Massachusetts business trust" of which the Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust's Declaration of Trust provides that the shareholders will not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, obligation, instrument or undertaking made on behalf of the Fund will contain a provision to the effect that the shareholders are not personally liable thereunder.

    Effective January 1, 1998, the name of the Trust was changed from "JPM Series Trust" to "J.P. Morgan Series Trust"; the name of the Fund was changed from "California Bond Fund" to "J.P. Morgan California Bond Fund"; and the names of the shares changed from "JPM Pierpont Shares" and "JPM Institutional Shares" to "Select Shares" and "Institutional Shares", respectively. The Trust's Declaration of Trust further provides that no Trustee, officer, employee, or agent of the Trust is liable to the Fund or to a shareholder, and that no Trustee, officer, employee, or agent is liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons ("disabling conduct"). It also provides that all third persons must look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. The Trust's Declaration of Trust provides that a Trustee, officer, employee, or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund, except liabilities arising from disabling conduct.

    The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

                             DESCRIPTION OF SHARES

    The Trust is an open-end management investment company organized as a Massachusetts business trust in which the Fund represents a separate series of shares of beneficial interest. See "Massachusetts Trust."

    The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares of any series without changing the proportionate beneficial interest of each shareholder in the Fund.

    Each share represents an equal proportional interest in the Fund with each other share of the same class. Upon liquidation of the Fund, holders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. Shares of the Fund have no preemptive or conversion rights. The rights of redemption and exchange are described in the Prospectus and elsewhere in this Statement of Additional Information.

    The shareholders of the Trust are entitled to one full or fractional vote for each dollar or fraction of a dollar invested in shares. Subject to the 1940 Act, the Trustees have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration, subject to certain removal procedures, and to appoint their own successors, provided, however, that immediately after such appointment, the requisite majority of the Trustees must have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

    Shareholders of the Trust have the right, upon the declaration in writing or vote of shareholders whose shares represent two-thirds of the net asset value of the Trust, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the shareholders whose shares represent 10% of the net asset value of the Trust. The Trustees are also required, under certain circumstances, to assist shareholders in communicating with other shareholders.

    For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see the Prospectus.

                                  TAX MATTERS

    The following is only a summary of certain additional material tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in each Prospectus are not intended as substitutes for careful tax planning.

                QUALIFICATION AS A REGULATED INVESTMENT COMPANY

    The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Additionally, the Fund intends to remain qualified as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income and its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

    In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to stock or securities loans, gains from the sale or other disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

    In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U. S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and (2) no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.


    The Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See "Investment Objective and Policies." Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require the Fund to "mark to market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). The Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.



    The Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in obligations such as zero coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at majority over its issue price) or securities having market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such security immediately after it was acquired), if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to an on-performing investment. Any such income would be treated as income earned by the Fund and therefore would be subject to the Distribution Requirement. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount security, all or a portion of any deduction for any interest expenses incurred to purchase or hold such a security may be deferred until such security is sold or otherwise disposed.


    If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders.

                   EXCISE TAX ON REGULATED INVESTMENT COMPANY

    A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending
November 30 or December 31, for its taxable year (a "taxable year election"))(Tax-exempt interest on municipal obligations is not subject to the excise tax). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

    The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

                               FUND DISTRIBUTIONS

    The Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will not qualify for the 70% dividends received deduction for corporate shareholders of the Fund.

    The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend", it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

    The maximum rate of tax on long-term capital gains of individuals is generally 20% with respect to capital assets held for more than 12 months and 18% with respect to capital assets with a holding period of more than 5 years beginning after December 31, 2000.

    Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

    The Fund intends to qualify to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Fund's taxable year at least 50% of its total assets consists of tax-exempt municipal obligations. Distributions from the Fund will constitute exempt-interest dividends to the extent of its tax-exempt interest income (net of expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of the Fund are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax ("AMT") in certain circumstances and may have other collateral tax consequences as discussed below. Distributions by the Fund of any investment company taxable income or of any net capital gain will be taxable to shareholders as discussed above.

    AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. Exempt-interest dividends derived from certain "private activity" municipal obligations issued after August 7, 1986 will generally constitute an item of tax preference includable in AMTI for both corporate and non-corporate taxpayers. In addition, exempt-interest dividends derived from all municipal obligations, regardless of the date of issue, must be included in adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

    Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder's gross income and subject to federal income tax. Further, a shareholder of the Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of the Fund. Moreover, a shareholder who is (or is related to) a "substantial user" of a facility financed by industrial development bonds held by the Fund will likely be subject to tax on dividends paid by the Fund which are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institution, property and casualty insurance companies and foreign corporations engaged in a trade or commerce in the United States. Prospective investors should consult their own tax advisers as to such tax consequences.

    Net investment income that may be received by the Fund from source within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

    Distributions by the Fund that do not constitute ordinary income dividends, exempt-interest dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

    Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

    In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

    Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

    The Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder's federal income tax liability provided the appropriate information is furnished to the IRS.

                          SALE OR REDEMPTION OF SHARES

    A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares.


    For federal income tax purposes, the Fund had a capital loss carryforward for the fiscal year ended August 31, 2001 of $96,463, which will expire in 2009.


                              FOREIGN SHAREHOLDERS

    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U. S. trade or business carried on by such shareholder.

    If the income from the Fund is not effectively connected with a U. S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U. S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U. S. federal income tax on gains realized on the sale of shares of the Fund, exempt-interest dividends, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

    If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to our shareholders and any gains realized upon the sale of shares of the Fund will be subject to U.
S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

    In the case of foreign non-corporate shareholders, the Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of the Fund by an individual foreign shareholder will not be subject to U.S. Federal gift tax, but the value of shares of the Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate treaty.

                          STATE AND LOCAL TAX MATTERS

    Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Most states provide that a RIC may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U. S. government securities (such as U. S. Treasury obligations). Thus, for residents of these states, distributions derived from the Fund's investment in certain types of U. S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by the respective shareholders themselves. Certain states, however, do not allow a RIC to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U. S. government securities unless the RIC holds at least a required amount of U. S. government securities. Accordingly, for residents of these states, distributions derived from the Fund's investment in certain types of U. S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U. S. government securities directly. Shareholders' dividends attributable to the Fund's income from repurchase agreements generally are subject to state and local income taxes, although statutes and regulations vary in their treatment of such income. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U. S. government securities. To the extent that the Fund invests to a substantial degree in U. S. government securities which are subject to favorable state and local tax treatment, shareholders of the Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities. Rules of state and local taxation of ordinary income dividends and capital gain dividends from RICs may differ from the rules for U. S. federal income taxation in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

                               PRINCIPAL HOLDERS


    As of November 30, 2001, there were no persons who owned of record 5% or more of the outstanding JPMorgan California Bond Fund-Institutional Shares(1), and the following persons owned of record 5% or more of the outstanding Select and Class A Shares of the Fund:



CLASS OF SHARES    NAME AND ADDRESS                                    PERCENTAGE OWNERSHIP
---------------    ----------------                                    --------------------
JPMORGAN           MGT CO OF NEW YORK AS AGENT FOR                             5.51%
CALIFORNIA BOND    ANN FAY BARRY
FUND-SELECT        ATTN: SPECIAL PRODUCTS
SHARES(2)          500 STANTON CHRISTIANA RD
                   NEWARK DE 19713-2107

CLASS OF SHARES    NAME AND ADDRESS                                    PERCENTAGE OWNERSHIP
---------------    ----------------                                    --------------------
                   MGT CO OF NEW YORK AS AGENT FOR
                   R B KITAL
                   ASSET ALLOCATION
                   ATTN: SPECIAL PRODUCTS
                   500 STANTON CHRISTIANA ROAD
                   NEWARK DE 19713-2107

                   MORGAN GUARANTY TRUST COMPANY OF                           11.32%
                   NEW YORK AS AGENT FOR GILLIAN S. FULLER IRA
                   ATTN: SPECIAL PRODUCTS
                   500 STANTON CHRISTIANA RD
                   NEWARK DE 19713-2107

                   MGT OF NEW YORK AS AGENT FOR                                6.49%
                   CHRISTOPHER & ELIZABETH MULLIN
                   JTWROS
                   ATTN: SPECIAL PRODUCTS
                   500 STANTON CHRISTIANA RD
                   NEWARK DE 19713-2107
                   CHARLES SCHWAB & CO INC                                    17.82%
                   SPECIAL CUSTODY ACCOUNT FOR
                   BENEFIT OF CUSTOMERS
                   ATTN: MUTUAL FUNDS
                   101 MONTGOMERY ST
                   SAN FRANCISCO CA 94104-4122

JPMORGAN           BALSA & CO                                                 11.03%
CALIFORNIA         MUTUAL FUNDS UNIT 16 HCB 340
INTERMEDIATE       PO BOX 2558
TAX FREE FUND,     HOUSTON TX 77252-2558
CLASS A(3)

                   BALSA & CO.                                                13.48%
                   MUTUAL FUNDS UNIT 16 HCB 340
                   PO BOX 2558
                   HOUSTON TX 77252-2558

JPMORGAN           MGT CO OF NEW YORK AS AGENT FOR                             8.18%
CALIFORNIA BOND    W F STEPHENS FBO JW SEFFON JR
FUND               ATTN: SPECIAL PRODUCTS
INSTITUTIONAL      500 STANTON CHRISTIANA ROAD
SHARES             NEWARK, DE 19713-2107



                  (1)   On September 7, 2001, all issued and outstanding shares of the JPMorgan California Bond Fund-Institutional Shares were renamed Institutional Class shares of the California Bond
                        Fund.
                  (2)   On September 7, 2001, all issued and outstanding shares of the JPMorgan California Bond Fund-Select Shares were renamed
                        Select Class shares of the California Bond Fund.
                  (3)   On September 7, 2001, all Class A shares of the JPMorgan
                        California Intermediate Tax Free Fund were renamed Class A shares of the California Bond Fund.


                             ADDITIONAL INFORMATION

    Telephone calls to the Fund, Morgan or a Financial Professional as shareholder servicing agent may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act and the Trust's and the Portfolio's registration statements filed under the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The registration statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

    Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.

    No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Fund or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer by the Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

                              FINANCIAL STATEMENTS


    The financial statements and the report thereon of PricewaterhouseCoopers LLP are incorporated herein by reference to the Fund's August 30, 2001 annual report filing made with the SEC on November 2, 2001 (Accession Number 0000912057-01-537405). These financial statements are available without charge upon request by calling JPMorgan Funds Service Center at (800) 348-4782 for the Class A and Select Shares and (800) 766-7722 for the Institutional Shares.

                                   APPENDIX A

                        DESCRIPTION OF SECURITY RATINGS
                               STANDARD & POOR'S
                         CORPORATE AND MUNICIPAL BONDS

    AAA--Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

    AA--Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

    A--Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB--Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

    BB--Debt rated BB are regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

    B--An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC--An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC--An obligation rated CC is currently highly vulnerable to nonpayment.

    C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

                     COMMERCIAL PAPER, INCLUDING TAX EXEMPT

    A--Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

    A-1--This designation indicates that the degree of safety regarding timely payment is very strong.

    A-2--This designation indicates that the degree of safety regarding timely payment is satisfactory.

    A-3--This designation indicates that the degree of safety regarding timely payment is adequate.

                          SHORT-TERM TAX-EXEMPT NOTES

    SP-1--The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

    SP-2--The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

                                    MOODY'S

                         CORPORATE AND MUNICIPAL BONDS

    Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

    A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                     COMMERCIAL PAPER, INCLUDING TAX EXEMPT

    PRIME-1-- Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

                --  Leading market positions in well established industries.
                --  High rates of return on funds employed.
                -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.
                -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
                -- Well established access to a range of financial markets and assured sources of alternate liquidity.

    PRIME-2-- Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    PRIME-3-- Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                          SHORT-TERM TAX EXEMPT NOTES

    MIG-1-- The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

    MIG-2-- MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

                                   APPENDIX B

       ADDITIONAL INFORMATION CONCERNING CALIFORNIA MUNICIPAL SECURITIES


    The following information is a summary of special factors affecting investments in California Municipal Securities. It does not purport to be a complete description and is based on information drawn from the Official Statement issued by the State of California (the "State") for its public bond issue on November 29, 2001. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.



                  RECENT DEVELOPMENTS REGARDING STATE FINANCES



    The tragic events of September 11, 2001 have resulted in increased uncertainty regarding the economic and revenue outlook for the State. Past experience suggests that shocks to American society of far lesser severity have resulted in a temporary loss in consumer and business confidence and a reduction in the rate of economic growth. Information released by the Administration in November 2001 indicated that the State's economy had been slowing prior to September 11, particularly in the high technology sector centered in the Silicon Valley and in the construction sector. The State's economy showed further weakness after that date, and the prospects of a prompt recovery were dimmed as a result of the attacks. Earlier projections were that the State's economy would start to rebound beginning in early 2002, but it now appears likely there will be continued weakness until at least the first half of next year. Nevertheless, the Administration reported that the California economy continued to outperform the nation as a whole.



    The slowdown in the California economy, combined with the weakness in the stock market, has resulted in a dramatic decline in General Fund revenues compared to the estimates made at the time of the enactment of the 2001-02 Fiscal Year Budget Act (the "2001 Budget Act"). The Department of Finance has reported that, based on preliminary estimates, General Fund revenues measured on a budgetary basis (including accruals) were $614 million below projections for May and June, 2001. For the first four months of the 2001-02 Fiscal Year (July-October), agency cash receipts (excluding accruals) were $827 million below projections. Personal income tax receipts represent $698 million of the current fiscal year shortfall, reflecting weakness in both withholding and estimated tax payments, which include payments relating to capital gains and stock option activity. In addition to reduced revenues, after enactment of the 2001 Budget Act, the Legislature enacted and the Governor signed into law several additional spending bills or tax cuts with an estimated $95 million impact on the General Fund in 2001-02.



    In October 2001, in response to the weak revenue results, the Governor announced a hiring freeze covering most State positions and directed State agencies to make cuts in operating expenses totaling at least $150 million in 2001-02 expenditures. The Governor also asked agencies to prepare for cuts of up to 15 percent in expenditures in the 2002-03 fiscal year budget. Most of these actions do not apply to public safety and certain other mandated expenditures.



    In further response to the revenue shortfalls, on November 14, 2001 the Governor issued a letter to all State departments and agencies instituting immediate action to further reduce expenditures in the 2001-02 fiscal year. Pending action by the Legislature to cut expenditures, which the Governor will propose in a special session of the Legislature which he will convene in January 2002, the Governor directed agencies to immediately freeze spending on a specified list of programs and projects totaling almost $2.25 billion (including the actions he directed in October). These program cuts and reversions cover almost all areas of State spending, including State operations, aid to local governments and capital outlay. The Governor stated that he had excluded from spending cuts expenditures which could provide short-term stimulus to the State economy.



    On November 14, 2001, the Legislative Analyst released a report containing her budget estimates for the period 2001-02 through 2006-07. Included in this report was an estimate that, due to the economic slowdown and a projected severe drop in capital gains and stock option activity, General Fund revenues for the 2001-02 fiscal year would be approximately $68.3 billion, or about $6.8 billon lower than the estimate made for the 2002 Budget Act. The Administration will provide an update of its revenue projections for the 2001-02 and 2002-03 fiscal years when the Governor's Proposed Budget for

2002-03 is released in January 2002. Both the Department of Finance and the Administration predict that a sharp drop in revenues will occur.


                      RECENT DEVELOPMENTS REGARDING ENERGY

               DEPARTMENT OF WATER RESOURCES POWER SUPPLY PROGRAM


    In mid-2000, wholesale electricity prices in California began to rise, swiftly and dramatically. Retail electricity rates permitted to be charged by California's three investor-owned utilities were frozen by California law at the time. The resulting shortfall between revenues and costs adversely affected the creditworthiness of the Utilities and their ability to purchase electricity.



    Shortages of electricity available within the service areas of California's utilities have resulted in the need to implement rotating electricity blackouts, affecting millions of Californians, on several occasions since the start of 2001. Following the first incidence of such blackouts in January 2001, the Governor proclaimed a state of emergency to exist in California under the California Emergency Services Act on the basis that the electricity available from California's Utilities was insufficient to prevent widespread and prolonged disruption of electric service in California. The Governor directed the State Department of Water Resources ("DWR") to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency. The Governor's proclamation under the Emergency Services Act was followed by the enactment of legislation authorizing the DWR power supply program described below and related orders of the California Public Utilities Commission ("CPUC").



    The DWR began selling electricity to 10 million retail electric customers in California in January 2001. Retail customers are also served by three investor-owned utilities, Pacific Gas and Electric Company ("PG&E"), Southern California Edison Company ("SCE") and San Diego Gas & Electric Company ("SDG&E") (collectively called the "Utilities"). The DWR purchases power from wholesale suppliers under long-term contracts and in short-term and spot market transactions. Electricity purchased by the DWR is delivered to retail customers through the transmission and distribution systems of the Utilities, and payments from retail customers are collected for the DWR by the Utilities pursuant to servicing arrangements ordered by the CPUC.



    The DWR's power supply program has been financed by unsecured loans from the General Fund of the State, ("State Loans"), net proceeds from secured loans from banks and other financial institutions ("Interim Loans"), plus retail customer payments received by DWR. As of October 31, 2001, the DWR had, since the start of the program on January 17, 2001, committed to spend approximately
$11.5 billion, of which $6.1 billion was to be funded through State Loans, $4.1 billion through Interim Loans, and $2.7 billion was to be paid from retail customer payments received by the DWR. As of October 31, 2001, approximately $1.4 billion of proceeds from the Interim Loans had not been contractually encumbered and was available for future power supply program commitments. In addition, the DWR expects to continue to receive revenues from power sales to retail customers that will also be available for future power supply program commitments.



    The DWR projects that its available funds as of November 29, 2001, and projected revenues appear to be sufficient to finance the power supply program on an ongoing basis. However, this projection is based in part on the assumption that timely and favorable CPUC action will be taken to establish the portion of rates charged to retail customers for electricity sold by the DWR. The DWR request to the CPUC is described below under Retail Electric Rates.



    The terms of the agreement governing the Interim Loans requires principal of the Interim Loans to be repaid in eleven quarterly installments beginning on April 30, 2002. Interest is payable at variable rates tied to market indices. Principal and interest are payable solely from revenues from electricity sales and other funds of the power supply program after payment of power purchase costs and other operating expenses of the power supply program. The Interim Loans are not a general obligation of the State and accordingly are not backed or payable by the State General Fund. The DWR and the CPUC did not enter into a rate agreement by October 31, 2001, resulting in an event of noncompliance under the loan agreement that required interest rate increases which are included in the DWR's funding projections. Although the loan agreement contains covenants and requirements that the DWR may not be able to satisfy, such as requirements for CPUC action that are beyond its control, a violation of the terms of the Interim Loans does not result in an acceleration of payments of principal and interest. The loan agreement does, however, require interest rate increases that are included in the DWR's projections referenced above.



    The Interim Loans were arranged in anticipation of the proposed sale of DWR revenue bonds, with the net proceeds from the revenue bonds being used first, to repay the Interim Loans and second, to repay the State Loans and provide working capital to the power supply program. The timing of the revenue bond sale is uncertain, as explained below. The DWR's current revenue requirement (described below under Retail Electric Rates) is projected to be sufficient to pay scheduled debt service on the Interim Loans until at least mid-2003. The DWR's ability to make all future payments of principal and interest on the Interim Loans if the DWR is not able to secure a timely sale of the revenue bonds may depend upon additional rate increases thereafter. The DWR plans to repay the State Loans from the sale of the DWR revenue bonds.



    Pursuant to the initial financing arrangements included in the Power Supply Act, the DWR is authorized to issue up to $13.4 billion aggregate principal amount of revenue bonds to finance and refinance the power supply program. The revenue bonds will be limited obligations of the DWR payable solely from revenues and other funds held under the revenue trust bond indenture after provision for payment of electrical purchases and other operating expenses of the power supply program is made. Completion of the DWR bond sales has been delayed by a number of factors, including potential legal challenges and the CPUC proceedings described below under Retail Electric Rates. These delays have moved the earliest potential bond sale date to 2002, and as of November 29, 2001, there was no proposed schedule for the sale.



    The DWR's Power Supply Program is designed to cover the shortfall between the amount of electricity required by retail customers and the amount of electricity furnished to the customers by the Utilities until December 31, 2002. After December 31, 2002, and until the DWR revenue bonds are retired, the DWR will sell electricity purchased under its long-term contracts to retail customers. Under current law, however, the DWR is not authorized to provide the balance of any shortfall. The Administration and the CPUC are developing plans to have the Utilities purchase the residual shortfall after the DWR is no longer authorized to do so. In the alternative, it is possible that the power supply program will be extended through legislation or that another State agency will be authorized to implement a successor program.


                             RETAIL ELECTRIC RATES


    Under the California Public Utilities Code, the retail rates of the Utilities are established by the CPUC. The CPUC has authorized substantial rate increases in 2001, but has not yet set the respective rates for the DWR and the Utilities. Under the Power Supply Act, the DWR must establish, revise and notify the CPUC of its revenue requirements for sales of electricity and repayment of the DWR bonds at least annually, and more frequently as required. In August, the DWR submitted its revised revenue requirement to the CPUC. On August 21, 2001, Pacific Gas and Electric ("PG&E") filed PACIFIC GAS & ELECTRIC COMPANY V. THE CALIFORNIA DEPARTMENT OF WATER RESOURCES, ET. AL., contesting the DWR determination that its revenue requirement is just and reasonable without a public hearing. The DWR is vigorously defending this case. On October 19, 2001, the DWR issued a draft updated revenue requirement and held a public hearing. In November 2001, the DWR updated its revenue requirement filing with the CPUC, and is awaiting CPUC action thereon.



    The Power Supply Act authorizes, but does not require, the DWR and the CPUC to enter into a rate agreement pertaining to the DWR charges. A proposed order approving such a rate agreement between the DWR and the CPUC was rejected by the CPUC on October 2, 2001. The Administration is studying this action and considering its options.



    On September 6, 2001, the CPUC adopted servicing agreements between the DWR and SDG&E and SCE, and a servicing order as to DWR and PG&E pertaining to the delivery of DWR-purchased electricity to customers through the transmission and distribution systems of the Utilities and the collection of payments for the DWR from customers by the Utilities. PG&E applied to the CPUC for and was denied a rehearing of the servicing agreement decision pertaining to it. PG&E has challenged the servicing agreement decision in Bankruptcy court. See "Litigation--Pacific Gas and Electric Bankruptcy and Related Adversary Proceedings" below.



    On September 20, 2001, the CPUC adopted a decision suspending the right of additional customers to elect to purchase electricity from suppliers other than the DWR and the Utilities until the DWR is no longer a supplier of electricity. Applications for rehearing of the order regarding customer choice have been denied by the CPUC. Petitions for writs of review of the customer choice decision have been filed with the California Supreme Court. The Power Supply Act establishes an expedited appeal process, and it is expected that, if accepted by the Court, this matter will be heard within the first quarter of 2002. Also pending before the CPUC are questions regarding the implementation of this customer choice decision, including the date by which the affected customers must have exercised their election, and what, if any, exit fees may be imposed upon customers choosing other suppliers.



    The timing of CPUC approvals or the effective dates of those approvals may be affected by the PG&E lawsuit referred to above or appeals or litigation brought by the Utilities, consumer groups or other interested parties. Although under State law, appeals and litigation of CPUC actions related to the power supply program must be granted an expedited appeal process, there can be no assurance that any such appeals or litigation will not delay the issuance of the DWR's revenue bonds or the implementation of the DWR's rates.



    A number of lawsuits and regulatory proceedings have been commenced concerning various aspects of the current energy situation. These include disputes over rates set by the CPUC; responsibility for the electricity and natural gas purchases made by the Utilities and the California Independent Systems Operator ("ISO"); continuing contractual obligations of certain small independent power generators; and antitrust and fraud claims against various parties. These actions do not seek a judgment against the State's General Fund, and in some cases neither the State nor the DWR is even a party to these actions. However, these cases may have an impact on the price or supply of energy in California.


                     EXECUTIVE AND LEGISLATIVE INITIATIVES


    In response to its energy problems, the Governor has stated that the State is focusing its efforts in three main areas: (1) increasing the energy supply through expedited plant construction and other sources of power generation;
(2) decreasing energy demand and increasing efficiency; and (3) entering into long-term energy contracts rather than relying upon the spot market. While the State expects these measures to avoid power disruptions to customers and maintain lower wholesale power prices, ultimately facilitating the financial recovery of the Utilities, the situation remains fluid and subject to numerous risks and uncertainties. There can be no assurance that there will not be future disruptions or related developments that could adversely affect the State's economy, and by turn the State's revenues, or the health, safety or comfort of its citizens.


                                   LITIGATION


    A number of lawsuits have been filed concerning various aspects of the current energy situation. These include disputes over rates set by the CPUC; responsibility for electricity and natural gas purchases made by the Utilities and the California Independent System Operator; continuing contractual obligations of certain small power generators; and antitrust and fraud claims against various parties. Adverse rulings in certain of these matters, even where neither the State nor the DWR is a party, may affect the price or supply of energy in California.


                                 STATE FINANCES

                               THE BUDGET PROCESS

    The State's fiscal year begins on July 1 and ends on June 30. The State operates on a budget basis, using a modified accrual system of accounting, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred.

    The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). Under State law, the annual proposed Governor's Budget cannot provide for projected expenditures in excess of projected revenues and balances available from prior fiscal years. Following the submission of the Governor's Budget, the Legislature takes up the proposal.

    Under the State Constitution, money may be drawn from the Treasury only through an appropriation made by law. The primary source of the annual expenditure authorizations is the Budget Act as approved by the Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature. The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.


    Appropriations also may be included in legislation other than the Budget Act. Bills containing appropriations (except for K-12 and community college (together, "K-14") education) must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Bills containing K-14 education appropriations require a simple majority vote. Continuing appropriations, available without regard to fiscal year, also may be provided by statute or the State Constitution. There is litigation pending concerning the validity of such continuing appropriations. See "Litigation" below.


    Funds necessary to meet an appropriation need not be in the State Treasury at the time such appropriation is enacted; revenues may be appropriated in anticipation of their receipt.

                                THE GENERAL FUND

    The moneys of the State are segregated into the General Fund and over 900 special funds, including bond, trust and pension funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. The General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

                  THE SPECIAL FUND FOR ECONOMIC UNCERTAINTIES


    The Special Fund for Economic Uncertainties ("SFEU") is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the State Controller as necessary to meet cash needs of the General Fund. The State Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. At the time of signing of the 2000 Budget Act, on July 26, 2001, the Department of Finance projected the SFEU would have a balance of about
$2.6 billion at June 30, 2002.


                             INTER-FUND BORROWINGS


    Inter-fund borrowing has been used for many years to meet temporary imbalances of receipts and disbursements in the General Fund. As of June 30, 2001, the General Fund had no outstanding loans from the SFEU, General Fund special accounts or other special funds.


    At the November 1998 election, voters approved Proposition 2. This proposition requires the General Fund to repay loans made from certain transportation special accounts (such as the State Highway Account) at least once per fiscal year, or up to 30 days after adoption of the annual budget act. Since the General Fund may reborrow from the transportation accounts soon after the annual repayment is made, the proposition is not expected to have any adverse impact on the State's cash flow.

                                 WELFARE REFORM


    The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (P.L. 104-193, the "Law") fundamentally reformed the nation's welfare system. The Law includes provisions to: (1) convert Aid to Families with Dependent Children ("AFDC") from an entitlement program to a block grant titled Temporary Assistance for Needy Families ("TANF"), with time limits on TANF recipients, work requirements and other changes; (ii) deny certain federal welfare and public benefits to legal noncitizens

(subsequent federal law has amended this provision), allow states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally deny almost all benefits to illegal immigrants; and (iii) makes changes in the Food Stamp program, including to reduce maximum benefits and impose work requirements. The block grant formula under the Law is operative through federal fiscal year 2002.



    Chapter 270, Statutes of 1997 embodies California's response to the federal welfare reforms. Effective January 1, 1998, California Work Opportunity and Responsibility to Kids ("CalWORKs") replaces the former AFDC and Greater Avenues to Independence programs. Consistent with the Law, CalWORKs contains new time limits on the receipt of welfare aid, both lifetime as well as current period. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements. Administration of the new CalWORKs program is largely at the county level, and counties are given financial incentives for success in this program.



    The 2000-01 CalWORKs budget reflects California's success in meeting the federally-mandated work participation requirements for federal fiscal years 1997, 1998, and 1999. Having met that goal, the federally-imposed maintenance-of-effort ("MOE") level for California was reduced from 80 percent of the federal fiscal year 1994 baseline expenditures for the former AFDC program ($2.9 billion) to 75 percent ($2.7 billion). It is expected that California will continue to meet the work participation goal in federal fiscal year 2000 and beyond. Recently the State successfully appealed a federal decision that California did not meet the 1997 work participation requirement. As a result, the State's General Fund expenditures in the CalWORKs program were reduced on a one-time basis by an additional $153.9 million to reflect the lower MDE requirement for 2000-01, saving a corresponding amount for use in other programs.



    In addition, California received a TANF High Performance Bonus award of $36.1 million in 2000-01. This one-time bonus is awarded to states for their successes in moving welfare recipients to work and sustaining their participation in the workforce.



    In 2001-02, California will continue to meet, but not exceed, the federally-required $2.7 billion combined State and county MOE requirement. The Governor's Budget proposes total CaIWORKs-related expenditures of $7.3 billion for 2001-02, including child care transfer amounts for the Department of Education and the general TANF Block Grant reserve.


                               LOCAL GOVERNMENTS


    The primary units of local government in California are the counties, ranging in population from 1,200 in Alpine County to over 9,800,000 in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails and public safety in unincorporated areas. There also are about 475 incorporated cities and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services.



    In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990's, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-14 education districts by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services.



    The 2001 Budget Act and related legislation provide significant assistance to local governments, including $357 million for various local public safety programs, including the Citizens' Option for Public Safety ("COPS") program to support local front-line law enforcement, sheriffs' departments for jail construction and operations, and district attorneys for prosecution, $154 million for deferred maintenance of local streets and roads, $60 million in assistance for housing, $209 million for mental health and social services and $34 million for environmental protection. In addition, legislation was enacted in 1999 to provide annual relief to cities based on 1997-98 costs of jail booking and processing fees paid to counties. For 2001-02, cities will receive approximately $38 million in booking fees. For 2001-02, the Administration proposes to reduce funding for local law enforcement technology grants, but to provide $232.6 million for the COPS and county juvenile justice crime prevention programs.



    Historically, local governments provided the majority of funding for the State's trial court system. In 1997, legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source, and relieve fiscal pressure on the counties. As a result, the county general purpose contribution for court operations was reduced by $415 million and cities have retained $68 million in fine and penalty revenue previously remitted to the State. In 2001-02, the State's trial court system will receive approximately $1.7 billion in State resources and $47.5 million in resources from counties.


    The entire statewide welfare system has been changed in response to the change in federal welfare law enacted in 1996. Under the CaIWORKs program, counties are given flexibility to develop their own plans, consistent with State law, to implement the program and to administer many of its elements, and their costs for administrative and supportive services are capped at the 1996-97 levels. Counties are also given financial incentives if, at the individual county level or statewide, the CaIWORKs program produces savings associated with specified standards. Counties will still be required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs.

                           STATE APPROPRIATIONS LIMIT

    The State is subject to an annual appropriations limit imposed by
Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

    Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.


    There are various types of appropriations excluded from the Appropriations Limit. For example, debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may also be exceeded in cases of emergency.



    The State's Appropriations Limit in each year is based on the Limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility for providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college ("K-14") districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 districts and refunds to taxpayers.


    The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.


    The following table shows the State's Appropriations Limit for 1997-98 through 2001-02. Because of the extraordinary surge of revenues in 1999-00, the State has exceeded its Appropriations Limit by $975 million in that year. As of the enactment of the 2001 Budget Act, the Department of Finance projects the State's Appropriations Limit for 2000-01 will be $2.089 billion and $9.819 billion under the Appropriations Limit in fiscal years 2000-1 and 2001-02, respectively. Since the excess revenues are calculated over a two-year period, there are no excess revenues for the combined 1999-00 and 2000-01 fiscal years.



                                     STATE APPROPRIATIONS LIMIT
                                             (MILLIONS)
-----------------------------------------------------------------------------------------------------
                                                                   FISCAL YEARS
                                             --------------------------------------------------------
                                             1997-98     1998-99     1999-00     2000-01      2001-2
                                             --------    --------    --------    --------    --------
State Appropriations Limit...............    $ 44,778    $ 47,573    $ 50,673    $ 54,073    $ 59,318
Appropriations Subject to Limit..........     (40,743)    (43,777)    (51,648)    (51,984)    (49,499)
                                             --------    --------    --------    --------    --------
Amount (Over)/Under Limit................    $  4,035    $  3,796    $   (975)   $  2,089*   $  9,819*
                                             ========    ========    ========    ========    ========


--------------

                    *   Estimated/Projected

SOURCE: State of California, Department of Finance.

                                 PROPOSITION 98


    On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (as modified by Proposition 111, which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-89 fiscal year, implementing Proposition 98, determined the K-14 schools' funding guarantee under Test 1 to be 40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. However, that percent has been adjusted to approximately 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.



    Proposition 98 permits the Legislature, by two-thirds vote of both Houses with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.


    During the recession in the early 1990s, General Fund revenues were less than originally projected for several years, so that the original
Proposition 98 appropriations were higher than the minimum percentage provided in the law. The Legislature designated the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements with the intention the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlement. As a result, per-pupil Proposition 98 funding remained appropriately $4,200 between fiscal years 1991-92 and 1993-94.

    In 1992, a lawsuit titled CALIFORNIA TEACHERS' ASSOCIATION V. GOULD was filed, challenging the validity of these off-budget loans. A settlement of the lawsuit in 1996 requires both the State and K-14 schools to share in the repayment of $1.76 billion prior years' emergency loans to schools. The State is repaying $935 million by forgiveness, while schools will repay $825 million. The State's share of the repayment is reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment is reflected as part of the appropriations and counts toward satisfying the Proposition 98 guarantee or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact.


    Substantially increased General Fund revenues in the fiscal years 1994-95 through 2000-01 have resulted in significant increases in the level of Proposition 98 appropriations budgeted for those years. Because of the State's increasing revenues, per-pupil funding at the K-12 level has grown by more than 58 percent since 1991-92, to an estimated $6,678 per pupil in 2000-01. Since the release of the Governor's Budget in January 2001, the projected level of revenue available to the State for fiscal year 2001-02 has declined precipitously. The revenue projection for 2001-02 indicates a decline of approximately $4.3 billion. This drop in revenue has changed the calculation of the General Fund share of the minimum K-14 funding level from approximately $30.9 billion to approximately $27.9 billion. However, despite this decline in the calculated minimum guarantee, the 2001 Budget Act funds K-14 education at more than $3.9 billion above the minimum level and less than three percent under the level proposed in the Governor's Budget released in January 2001. Total funding for K-14, including prior year adjustments due to census changes, yields a funding level of more than $45.4 billion or $7,002 per pupil at the K-12 level--an increase of nearly six percent in just the last year. The Budget funds new initiatives to improve achievement in low performing schools, advance technology in high schools, enhance school accountability, provide increased professional development in reading and mathematics and expand principal training. See "Current State Budget" for further discussion of education funding.


                     PRIOR FISCAL YEARS' FINANCIAL RESULTS

    Following a severe recession beginning in 1990, the State's financial condition improved markedly during the fiscal years starting in 1995-96, due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing occurred over the end of the last five fiscal years.

    The economy grew strongly during the fiscal years beginning in 1995-96, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97, $2.4 billion in 1997-98, $1.7 billion in 1998-99, and $8.2 billion in 1999-2000) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97 and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures.


    The 2001-02 Governor's Budget released on January 10, 2001, provided revised 2000-01 revenue and expenditure estimates, which estimates were subsequently updated on May 14, 2001 and again at the time of adoption of the 2001 Budget Act in July 2001. This estimate will be updated when the Governor's 2002-03 Budget is released on January 10, 2002. See Recent Developments Regarding State Finances above. Expenditures in 2000-01 were estimated to be $80.1 billion, about $1.3 billion above the Budget Act estimates. The Department of Finance estimated in the 2001 Budget Act that the June 30, 2001 SFEU balance, the budget reserve, would be approximately $6.3 billion, a substantial increase over the 2000 Budget Act estimate of $1.78 billion. This reserve has been virtually entirely used to provide advance to support the DWR power purchase program without the need for the General Fund to seek internal or external borrowing for that purpose. See Recent Developments Regarding Energy above.


                              CURRENT STATE BUDGET


    THE DISCUSSION BELOW OF THE FISCAL YEAR 2001-02 BUDGET IS BASED ON ESTIMATES AND PROJECTIONS OF REVENUES AND EXPENDITURES FOR THE CURRENT FISCAL YEAR AND MUST NOT BE CONSTRUED AS STATEMENTS OF FACT. THESE ESTIMATES AND PROJECTIONS ARE BASED UPON VARIOUS ASSUMPTIONS AS UPDATED IN THE 2001 BUDGET ACT, WHICH MAY BE AFFECTED BY NUMEROUS FACTORS, INCLUDING FUTURE ECONOMIC CONDITIONS IN THE STATE AND THE NATION, AND THERE CAN BE NO ASSURANCE THAT THE ESTIMATES WILL BE ACHIEVED. SEE RECENT DEVELOPMENTS REGARDING STATE FINANCES ABOVE.

                           FISCAL YEAR 2001-02 BUDGET



    BACKGROUND. The 2001-02 Governor's Budget, released January 10, 2001, estimated 2001-02 General Fund revenues and transfers to be about $79.4 billion and proposed $82.9 billion in expenditures, utilizing a portion of the surplus expected from 2000-01. The Governor proposed budget reserves in 2001-02 of $2.4 billion, including $500 million for unplanned litigation costs.



    The May Revision to the 2001-02 Governor's Budget disclosed a reversal of the recent General Fund financial trend, as a result of the slowdown in economic growth in the State starting in the first quarter of 2001 and, most particularly, the steep drop in stock market levels since early 2000. The 2001 Budget Act projects General Fund revenues in 2001-02 will be about $75.1 billion, a drop of $2.9 billion from revised 2000-01 estimates and $4.3 billion below the estimate in the 2001-02 Governor's Budget. Most of the drop is attributed to the personal income tax, which reflects both slower job and wage growth and a severe decline in capital gains and stock option income. Lower corporate earnings are projected to result in a drop in the corporate income tax, while sales taxes are projected to increase slightly.



    The Governor vetoed almost $500 million General Fund expenditures from the Budget passed by the Legislature. The spending plan for 2001-02 included General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. This could be accomplished without serious program cuts because such a large part of the 2000 Budget Act comprised one-time expenditures. The spending plan utilized more than half of the budget surplus as of June 30, 2001, but still left a projected balance in the SFEU at June 30, 2002 of the $2.6 billion, the largest appropriated reserve in State history. The 2001 Budget Act assumed that, during the course of the fiscal year, the $6.1 billion advanced by the General Fund to the Department of Water Resources for power purchases would be repaid with interest. See "Recent Developments Regarding Energy" above.



    FISCAL YEAR 2001 BUDGET ACT. The Fiscal Year 2001 Budget Act was signed by the Governor on July 26, 2001, almost four weeks after the start of the fiscal year.



    The 2001 Budget Act also included Special Fund expenditures of $21.3 billion and Bond Fund expenditures of $3.2 billion. The State issued $5.7 billion of revenue anticipation notes on October 4, 2001 as part of its cash management program. An updated estimate of fiscal year 2001-02 revenues and expenditures will be included in the Governor's 2002-03 Budget, to be released on January 10, 2002. See Recent Developments Regarding State Finances.



    Some of the major features of the 2001 Budget Act were the following:



        1. Proposition 98 per pupil spending was increased by 4.9 percent to $7,002. Total General Fund spending of $32.4 billion for K-12 education fully funds enrollment and cost of living increases and also provides additional funding for a number of student improvement and teacher training programs, energy cost assistance, and high-tech high schools.



        2. Higher education funding was increased to allow for enrollment increases at both the University of California and the California State University system with no fee increases. Additional funding was also provided for 3 percent student growth at community colleges.



        3. Health, welfare and social services generally were fully funded for anticipated caseload growth. The 2001 Budget Act adopted an Administration proposal to utilize $402 million of tobacco litigation settlement payments to fund certain health programs.



        4. In addition to $4.3 billion of continuing tax relief, the 2001 Budget Act contained about $125 million in new General Fund tax relief, primarily for senior citizens property tax assistance and certain new tax credits aimed at rural areas and agricultural equipment. As noted above, the Legislature modified the law permitting a 0.25 percent cut in the state sales tax rate if the General Fund reserve exceeds three percent of revenues in the current fiscal year. This change was not expected to impact the 2001-02 fiscal year.



        5. The 2001 Budget Act altered the six-year transportation funding plan started in the 2000-01 fiscal year. The Legislature postponed for two years the transfer of sales taxes on gasoline to support transportation programs, and this transfer will take place during the 2003-04 to 2007-8 fiscal years. As a result, $2.5 billion of these sales tax revenues will remain in the General Fund over the 2001-02 and 2002-03 fiscal years. To allow all current projects to remain on schedule through 2002-03, the legislation authorized certain internal loans from other transportation accounts. Part of the Budget Act compromise was an agreement to place on the March 2002 statewide ballot a constitutional amendment which would make permanent, after 2007-08, the dedication of sales taxes on gasoline to transportation purposes.



        6. The 2001 Budget Act provided significant assistance to local governments including $232.6 million for the COPS and county juvenile justice crime prevention programs, $209 million for mental health and social services, $154 million for street and road maintenance, $124 million for various public safety programs and $34 million for environmental protection.



                             ECONOMY AND POPULATION


                                  INTRODUCTION

    California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. Since 1994, California's economy has been performing strongly after suffering a deep recession between 1990-93.

    Fuel and other energy prices have risen sharply in recent months. The State Department of Finance notes that the State and national economies are much more energy-efficient than during the energy crises of the 1970s and early 1980s, and that, adjusted for inflation, motor fuel prices are still 20 percent below the 1981 level. See "Recent Developments Regarding Energy" above.

                           POPULATION AND LABOR FORCE

    The State's July 1, 2000 population of over 34 million represented over 12 percent of the total United States population.

    California's population is concentrated in metropolitan areas. As of the April 1, 1990 census, 97 percent resided in the 25 Metropolitan Statistical Areas in the State. As of July 1, 2000, the 5-county Los Angeles area accounted for 48 percent of the State's population, with over 16.0 million residents, and the 10-county San Francisco Bay Area represented 21 percent, with a population of over 7.0 million.

    The following table shows California's population data for 1994 through 2000.


                                       POPULATION 1994-00
-------------------------------------------------------------------------------------------------
                                          % INCREASE                     % INCREASE    CALIFORNIA
                                             OVER          UNITED           OVER        AS % OF
                          CALIFORNIA      PRECEDING        STATES        PRECEDING       UNITED
YEAR                     POPULATION(A)       YEAR       POPULATION(A)       YEAR         STATES
----                     -------------    ----------    -------------    ----------    ----------
1994                      32,155,000         0.5%        260,327,000        1.0%          12.4%
1995                      32,291,000         0.4         262,803,000        1.0           12.3
1996                      32,501,000         0.7         265,229,000        0.9           12.3
1997                      32,985,000         1.5         267,784,000        1.0           12.3
1998                      33,387,000         1.2         270,248,000        0.9           12.4
1999                      33,934,000         1.6         272,691,000        0.9           12.4
2000                      34,480,000         1.6         275,130,000        0.9           12.5


--------------

                  (a)   Population as of July 1.

SOURCE: U.S. figures from U.S. Department of Commerce, Bureau of the Census; California figures from State of California, Department of Finance.

    The following table presents civilian labor force data for the resident population, age 16 and over, for the years 1993 to 2000.

                               LABOR FORCE
                                1993-2000
-------------------------------------------------------------------------
                           LABOR FORCE TRENDS           UNEMPLOYMENT
                              (THOUSANDS)                 RATE (%)
                         ----------------------    ----------------------
                          LABOR                                   UNITED
YEAR                      FORCE      EMPLOYMENT    CALIFORNIA     STATES
----                     --------    ----------    ----------    --------
1993                      15,360       13,918         9.4%         6.9%
1994                      15,450       14,122         8.6          6.1
1995                      15,412       14,203         7.8          5.6
1996                      15,512       14,392         7.2          5.4
1997                      15,947       14,943         6.3          4.9
1998                      16,337       15,368         5.9          4.5
1999                      16,597       15,732         5.2          4.2
2000                      17,091       16,246         4.9          4.0

--------------
SOURCE: State of California, Employment Development Department.

               EMPLOYMENT, INCOME, CONSTRUCTION AND EXPORT GROWTH

    The following table shows California's nonagricultural employment distribution and growth for 1990 and 2000.

                                PAYROLL EMPLOYMENT BY MAJOR SECTOR
                                           1990 AND 2000
---------------------------------------------------------------------------------------------------
                                                                                  % DISTRIBUTION
                                                            EMPLOYMENT                  OF
                                                           (THOUSANDS)              EMPLOYMENT
                                                       --------------------    --------------------
INDUSTRY SECTOR                                          1990        2000        1990        2000
---------------                                        --------    --------    --------    --------
Mining.............................................        38.9        23.3         0.3%        0.2%
Construction.......................................         605       733.6         4.8         5.1
Manufacturing
  Nondurable Goods.................................       720.6       726.5         5.7         5.0
  High Technology..................................         686       513.9         5.4         3.5
  Other Durable goods..............................       690.3       703.8         5.5         4.8
Transportation and Utilities.......................       623.9       745.6         4.9         5.1
Wholesale and Retail Trade.........................     3,002.2     3,300.8        23.7        22.7
Finance, Insurance and Real Estate.................       824.6       823.2         6.5         5.7
Services...........................................     3,395.3     4,626.8        26.8        31.9
Government
  Federal..........................................       362.1       274.4         2.9         1.9
  State and Local..................................     1,712.7     2,046.9        13.5        14.1
                                                       --------    --------    --------    --------
TOTAL
NONAGRICULTURAL....................................    12,661.9    14,518.8         100%        100%
                                                       ========    ========    ========    ========

--------------

SOURCE: State of California, Employment Development Department and State of California, Department of Finance.

    The following tables show California's total and per capita income patterns for selected years.


               TOTAL PERSONAL INCOME 1993-99(A)
                          CALIFORNIA
---------------------------------------------------------------
                                                     CALIFORNIA
                                                        % OF
YEAR                     MILLIONS     % CHANGE(B)       U.S.
----                     ---------    -----------    ----------
1993                     $714,107         1.8%          12.8%
1994(c)                   735,104         2.9           12.5
1995                      771,470         4.9           12.5
1996                      812,404         5.3           12.4
1997                      861,557         6.1           12.4
1998                      931,627         8.1           12.6
1999                      997,293         7.0           12.8
2000                     1,094,770        9.8           13.2


--------------


                  (a)   Historical personal income series revised by BEA, September
                        24, 2001.
                  (b)   Change from prior year.
                  (c)   Reflects Northridge earthquake, which caused an estimated
                        $15 billion drop in personal income.


Note: Omits income for government employees overseas.

SOURCE: U.S. Department of Commerce, Bureau of Economic Analysis (BEA).

                              PER CAPITA PERSONAL INCOME 1993-99(A)
-------------------------------------------------------------------------------------------------
                                                                                       CALIFORNIA
                                                            UNITED                        % OF
YEAR                       CALIFORNIA      % CHANGE         STATES         % CHANGE       U.S.
----                     --------------    --------    ----------------    --------    ----------
1993                     $       22,927       0.9%     $         21,718       3.0%        105.6%
1994(c)                          23,473       2.4                22,581       4.0         104.8
1995                             24,496       4.4                23,562       4.3         104.0
1996                             25,563       4.4                24,651       4.6         103.7
1997                             26,759       4.7                25,374       5.0         103.4
1998                             28,280       5.7                27,322       5.6         103.5
1999                             29,910       5.8                28,542       4.5         104.8

--------------


                  (a)   Historical personal income series revised by BEA, released
                        May 17, 2000 and September 12, 2000.
                  (b)   Change from prior year.
                  (c)   Reflects Northridge earthquake, which caused an estimated
                        $15 billion drop in personal income.



Note: Omits income for government employees overseas.


SOURCE: U.S. Department of Commerce, Bureau of Economic Analysis (BEA); State of California, Department of Finance.


                                   LITIGATION

    The State is a party to numerous legal proceedings. The following are the more significant lawsuits pending against the State, as reported by the Office of the Attorney General.

    On June 24, 1998, plaintiffs in HOWARD JARVIS TAXPAYERS ASSOCIATION ET AL.
V. KATHLEEN CONNELL filed a complaint for certain declaratory and injunctive relief challenging the authority of the State Controller to make payments from the State Treasury in the absence of a state budget. On July 21, 1998, the trial court issued a preliminary injunction prohibiting the State Controller from paying moneys from the State Treasury for fiscal year 1998-99, with certain limited exceptions, in the absence of a state budget. The preliminary injunction, among other things, prohibited the State Controller from making any payments pursuant to any continuing appropriation. On July 22 and 27, 1998, various employee unions which had intervened in the case appealed the trial court's preliminary injunction and asked the Court of Appeal to stay the preliminary injunction. On July 28, 1998, the Court of Appeal granted the unions' requests and stayed the preliminary injunction pending the Court of Appeal's decision on the merits of the appeal. On August 5, 1998, the Court of Appeal denied the plaintiffs' request to reconsider the stay. Also on July 22, 1998, the State Controller asked the California Supreme Court to immediately stay the trial court's preliminary injunction and to overrule the order granting the preliminary injunction on the merits. On July 29, 1998, the Supreme Court transferred the State Controller's request to the Court of Appeal. The matters are now pending before the Court of Appeal. Briefs have been submitted; no date has yet been set for oral argument.


    In January of 1997, California experienced major flooding with preliminary estimates of property damage of approximately $1.6 to $2.0 billion. In
MCMAHON V. STATE, a substantial number of plaintiffs have joined suit against the State, local agencies, and private companies and contractors seeking compensation for the damages they suffered as a result of the 1997 flooding. After various pre-trial proceedings, the State filed its answer to the plaintiffs' complaint in January of 2000. No trial date has been set. The State is vigorously defending the action.



    The State is involved in a lawsuit related to contamination at the Stringfellow toxic waste site. In UNITED STATES, CALIFORNIA V. J B. STRINGFELLOW, JR., ET AL., the State is seeking recovery for past costs of cleanup of the site, a declaration that the defendants are jointly and severally liable for future costs, and an injunction ordering completion of the cleanup. However, the defendants have filed a counterclaim against the State for alleged negligent acts, resulting in significant findings of liability against the State as owner, operator, and generator of wastes taken to the site. The State has appealed the rulings. Present estimates of the cleanup range from $400 million to $600 million. Potential State liability falls within this same range. However, all or a portion of any judgment against the State could be satisfied by recoveries from the State's insurance carriers. The State has filed a suit against certain of these carriers. The trial on the coverage action is not expected to begin until 2002.



    The State is a defendant in PATERNO V. STATE OF CALIFORNIA, a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The trial court found liability in inverse condemnation and awarded damages of $500,000 to a sample of plaintiffs. The State's potential liability to the remaining plaintiffs ranges from $800 million to $1.5 billion. In 1992, the State and plaintiffs filed appeals. In
August 1999, the Court of Appeal issued a decision reversing the trial court's judgment against the State and remanding the case for retrial on the inverse condemnation cause of action. The California Supreme Court denied plaintiffs' petition for review. After a four month trial and consideration of plaintiff's objections to the court's Intended Decision, the court ruled that plantiffs take nothing from defendants.



    In COUNTY OF SAN BERNARDINO V. STATE DEPARTMENT OF HEALTH SERVICES and BARLOW RESPIRATORY HOSPITAL V. STATE DEPARTMENT OF HEALTH SERVICES, which are being tried together in state court, plaintiffs seek mandamus relief requiring the State to retroactively increase outpatient Medi-Cal reimbursement rates. Plaintiffs in ORTHOPEDIC HOSPITAL V. BELSHE, a federal court action, seek the same relief on a prospective basis. Plaintiffs in the state court action have estimated that the retroactive damages could exceed $500 million. Should prospective relief be granted, the State's costs could increase by more than $100 million per year in future years. The State is vigorously defending these cases. The trial in the COUNTY OF SAN BERNARDINO and BARLOW cases is scheduled to have three phases: law, fact and remedy phases. The state court litigation has been stayed pending settlement negotiations which have resulted in settlement of all three cases for $350 million in retroactive payments and a 30 percent increase in reimbursement rates beginning July 1, 2001, with 3.33 percent increases in each of the following three years. This settlement is subject to approval by the United States Department of Health and Human Services, Health Care Financing Administration and authorization of federal financial participation.



    The State is involved in three refund actions, CALIFORNIA ASSN. OF RETAIL TOBACCONISTS (CART), ET AL. V. BOARD OF EQUALIZATION, ET AL., CIGARETTES CHEAPER!, ET AL. V. BOARD OF EQUALIZATION, ET AL. and MCLANE/ SUNEAST, ET
AL. V. BOARD OF EQUALIZATION, ET AL., that challenge the constitutionality of Proposition 10, which the voters passed in 1998 to establish the Children and Families Commission and local county commissions and to fund early childhood development programs. CART and CIGARETTES CHEAPER! allege that Proposition 10, which increases the excise tax on tobacco products, violates 11 sections of the California Constitution and related provisions of law. McLane/Suneast challenges only the "double tax" aspect of Proposition 10. Trial of these three consolidated cases commenced on September 15, 2000, and concluded on November 15, 2000. A final statement of decision issued on December 7, 2000, and judgment in favor of all defendants as to all 30 consolidated counts was entered on January 9, 2001. The McLane/Suneast and U.S. Tobacco plaintiffs timely appealed all "double tax" issues, and the CART plaintiffs and Cigarettes Cheaper! plaintiffs timely appealed these and all other issues. Due to the facial challenge, there is exposure as to the entire $750 million per year collected under Proposition 10 together with interest, which could amount to several billion dollars by the time the case is finally resolved.



    In FORCES ACTION PROJECT ET AL. V. STATE OF CALIFORNIA ET AL., various smokers rights groups challenge the tobacco settlement as it pertains to California, Utah and the City and County of San Francisco. Plaintiffs assert a variety of constitutional challenges, including that the settlement represents an unlawful tax on smokers. Motions to dismiss by all defendants, including the tobacco companies, were eventually converted to summary judgment motions by the court and heard on September 17, 1999. On January 5, 2000, the court dismissed the complaint for lack of subject matter jurisdiction because the plaintiffs lacked standing to sue. The court also concluded that the plaintiffs' claims against the State and its officials are barred by the 11th Amendment. On August 15, 2001, the Ninth Circuit Court of Appeals affirmed the district court's dismissal of plaintiff's claims but remanded the case to the district court to rule on whether plaintiffs should be allowed to amend their complaint to make a claim for injunctive relief under the federal antitrust laws. Plaintiffs have filed a motion to amend their complaint. The motion will be heard on December 18, 2001.



    ARNETT V. CALIFORNIA PUBLIC EMPLOYEES RETIREMENT SYSTEM, ET. AL. was filed by seven former employees of the State of California and local agencies, seeking back wages, damages and injunctive relief. Plaintiffs are former public safety members who began employment after the age of 40 and are recipients of Industrial Disability Retirement ("IDR") benefits. Plaintiffs contend that the formula which determines the amount of IDR benefits violates the federal Age Discrimination in Employment Act of 1967 ("ADEA"). Plaintiffs contend that, but for their ages at hire, they would receive increased monthly IDR benefits similar to their younger counterparts who began employment before the age of 40. CalPERS has estimated the liability to the State as approximately $315.5 million were the plaintiffs to prevail. The District Court dismissed the complaint for failure to state a claim. On August 17, 1999, the Ninth Circuit Court of Appeals reversed the District Court's dismissal of the complaint. The State sought further review in the United States Supreme Court. On January 11, 2000, the United States Supreme Court in Kimel v. Florida Board of Regents, held that Congress did not abrogate the sovereign immunity of the states when it enacted the ADEA. Thereafter, on January 18, 2000, the Supreme Court granted the petition for writ of certiorari in ARNETT, vacated the judgment of the Ninth Circuit, and remanded the case to the Ninth Circuit for further proceedings consistent with KIMEL. In turn, the Ninth Circuit remanded the case to the District Court. Thereafter, the EEOC intervened in this action. In
December 2000, the State filed a motion for summary judgment based on sovereign immunity and constitutional grounds. Prior to a ruling on that motion, the plaintiffs and State defendants reached a partial settlement of the ADEA claim and are now in the process of forming a class action proceeding to address issues pertaining to local public entities. No trial date is set.



    On March 30, 2000, a group of students, parents, and community based organizations brought suit, on behalf of the school children of the Los Angeles Unified School District, against the State Allocation Board ("SAB"), the State Office of Public School Construction ("OPSC") and a number of State officials (GODINEZ, ET AL. V. DAVIS, ET AL.) in the Superior Court in the County of Los Angeles. The lawsuit principally alleges SAB and OPSC have unconstitutionally and improperly allocated new public school construction funds to local school districts for new public school construction as authorized by the Class Size Reduction Kindergarten-University Public Education Facilities Bond Act (hereafter referred to as "Proposition 1A"). Plaintiffs seek only prospective relief, alleging that the current SAB method of allocating new construction funds is neither reasonable nor fair to large, urban school districts. The plaintiffs allege the present allocation method does not dispense new construction funds on a priority of greatest need basis. On December 13, 2000, the parties reached an agreement under which plaintiffs and intervenors agree that the regulations adopted by the SAB at its meeting of that date, adequately address the needs of LAUSD. Assuming no future substantive changes in the regulations, the lawsuit will not go forward and will eventually be dismissed. On or about December 8, 2000, a related lawsuit was filed in Sacramento County Superior Court by the Coalition for Adequate School Housing ("CASH"). That case has since been transferred to Los Angeles County Superior Court. CASH seeks a writ of mandate against the SAB to prevent the distribution of new school construction funds according to the newly adopted regulations. CASH seeks distribution of the new school construction funds on a first come, first served basis. The SAB has filed an answer. The CASH petition was denied on September 25, 2001 and the court ordered the action dismissed in its entirety. The Attorney General is of the opinion that neither the Godinez nor the CASH lawsuit affects the validity of any State bonds, nor the authority of the State to issue bonds under the current authorization granted by the finance committees.



    In CHARLES DAVIS V. CALIFORNIA HEALTH AND HUMAN SERVICES AGENCY, the plaintiff has brought a class action under a number of federal acts, including the Americans with Disabilities Act, seeking declaratory and injunctive relief, alleging that persons who are institutionalized with disabilities at a San Francisco run 1,200 bed skilled nursing facility (Laguna Honda) who require long term care should be assessed as to whether they can be treated at home or in community-based facilities, and then provided appropriate care. The State has filed an answer. The City and County of San Francisco, co-defendants, filed a motion to dismiss which was in part granted based upon new case law. Plaintiffs filed an amended complaint. At this early stage in the proceedings, it is difficult to assess the financial impact of a judgment against the State. However, should the plaintiff prevail, the State's liability could exceed $400 million. The State is vigorously defending this action.



    In STEPHEN SANCHEZ, ET AL. V. GRANTLAND JOHNSON ET AL., the plaintiffs have brought a class action in Federal District Court for the Northern District of California, seeking declaratory and injunctive relief, alleging, in part, that provider rates for community-based services for developmentally disabled individuals are discriminatory under the Americans with Disabilities Act, and violate the Social Security Act, the Civil Rights Act and the Rehabilitation Act, because they result in unnecessary institutionalization of developmentally disabled persons. The State has filed a responsive pleading and is vigorously contesting this case. At this early stage in the proceedings, it is difficult to assess the financial impact of a judgment against the State. However, should the plaintiffs prevail, the State's liability could exceed $400 million.


                 CERTAIN LITIGATION RELATING TO ENERGY MATTERS

    ACTIONS SEEKING COMPENSATION FOR BLOCK FORWARD CONTRACTS COMMANDEERED BY THE GOVERNOR


    The California Power Exchange ("Power Exchange") has filed a claim with the State Victim Compensation and Government Claims Board (the "Board") seeking compensation from the State as a result of the commandeering by the Governor under Executive Orders of certain block forward power purchase contracts from Pacific Gas and Electric Company ("PG&E") in February 2001. The claim asserts the value of the PG&E contracts to be approximately $380.2 million. The State disputes the amount of this claim. In addition, PG&E has filed claims with the Board seeking unspecified amounts of compensation in the form of damages resulting from the commandeering of the block forward contracts. Both PG&E and the Power Exchange have filed for protection under Section 11 of the federal Bankruptcy Code. Southern California Edison Company ("SCE") has agreed to withdraw its claim against the State, upon finalization of the SCE and PUC settlement. Consequently, SCE's claim has been severed from, and will no longer be considered along with the other claims in, the consolidated proceedings.



    As of August 17, 2001, the Board had received approximately 30 additional claims from power producers and generators each of which is claiming an interest in the commandeered block forward contracts. The Power Exchange amended its original March 16, 2001 claim to include claims on behalf of all market participants for whose benefit the Power Exchange claimed the right to liquidate the commandeered block forward contracts referred to in its original claim. The administrative law judge selected by the Board to try the matter has found that the Power Exchange has identified and is representing all parties properly before the Board. The Board has scheduled argument on the value of the block forward contracts for February 27, 2002. However, the PX, PG&E and several power generators have objected to the Board proceedings, claiming that the Board no longer has jurisdiction over the parties because, INTER ALIA, the State waived its administrative remedies by filing a declaratory relief action in superior court. They have stated their intent to challenge the jurisdiction of the Board in the coordinated case which includes the State's declaratory relief action and three inverse condemnation actions discussed below.



    In addition to the administrative action before the Board, the State was served with three inverse condemnation complaints arising from the Governor's commandeering of the block forward contracts.

PACIFIC GAS AND ELECTRIC COMPANY V. THE STATE OF CALIFORNIA was filed in San Francisco County Superior Court on July 16, 2001. California Power Exchange Corporation v. State of California and Reliant Energy Services, Inc. v. The State of California were filed in Los Angeles County Superior Court on July 20, 2001. Each plaintiff seeks unspecified amounts as just compensation and related damages for the alleged taking of their respective competing claims to the block forward contracts resulting from the Governor's commandeering. The State has filed demurrers to the complaints in each of the actions.



    The People of the State of California, acting by and through DWR, have also filed a declaratory relief action in Sacramento Superior Court (PEOPLE OF THE STATE OF CALIFORNIA V. ACN ENERGY INC., ET AL. (No. 01A505497)) seeking declaration regarding the extent of the State's liability, if any, for damages or compensation arising from the Governor's commandeering of the block forward contracts and a declaration that any entity that has not filed a claim with the Board is barred from claiming damages in any other action. Defendant Duke Energy has filed a Notice of Removal to federal district court. DWR has petitioned for removal to state court. The petition will be heard January 14, 2001.



    In September 2001, the State filed motions for relief from automatic stay in the Power Exchange and PG&E bankruptcies. On October 1, 2001, the Official Committee of Participant Creditors of the State, the Power Exchange, PG&E, and Reliant Energy Services, Inc. stipulated, among other things, to orders in the Power Exchange and PG&E bankruptcy actions granting relief from the automatic stay to the extent necessary to permit the prosecution and defense to final judgment of any actions or claims as to whether, how much, and to whom the State may be adjudged to pay, if anything, for the actions taken pursuant to the Executive Orders, including specifically the three inverse condemnation actions and the declaratory relief action. The parties to the stipulation also agreed to coordination of the State's declaratory relief action and the three inverse condemnation actions in a single coordinated case. On October 12, 2001, the coordination motion judge determined that coordination was appropriate and designated Sacramento County Superior Court for assignment to a coordination trail judge.


    THE IMPACT OF AN ADVERSE DECISION IN ONE OR MORE OF THE FOLLOWING CASES MAY AFFECT POWER COSTS IN CALIFORNIA, INCLUDING THOSE BORNE BY THE CALIFORNIA DEPARTMENT OF WATER RESOURCES (THE "DEPARTMENT" OR "DWR") POWER SUPPLY PROGRAM.


        ACTIONS CONTESTING DWR'S REVENUE REQUIREMENT AND POWER CONTRACTS



    See the discussion above under "CPUC Action" relating to PACIFIC GAS AND ELECTRIC COMPANY V. THE CALIFORNIA DEPARTMENT OF WATER RESOURCES, ET AL.(Sacramento County Superior Court).



    The CPUC has filed with the Federal Energy Regulatory Commission ("FERC") protests as to the reasonableness of several of the long-term contracts pursuant to which DWR has been purchasing power for sale to customers. The California Electricity Oversight Board ("CEOG") has also filed a protest as to the reasonableness of one of the DWR long-term contracts. The CEOB is a state board responsible for, among other things, representing the State before FERC. Should these contracts be determined by FERC to not be just and reasonable, it could result in a change to the rates or the terms and conditions of those contracts.



    In CARBONEAU V. STATE OF CALIFORNIA ET AL., filed on November 9, 2001 in Sacramento Superior Court, plaintiff alleges that he intends to bring suit as the representative of a class of persons who have suffered rate increases as a result of power contracts entered into between the State and certain power companies. The plaintiff makes factual allegations that include, among others, allegations that certain named defendants who participated in the contract process had conflicts of interest. The plaintiff pleads, among other things, that in negotiating these power contracts defendants engaged in unfair business practices and violated anti-trust laws and the Consumer Legal Remedies Act. Plaintiff seeks declaratory and injunctive relief as well as damages, with a main objective being to have all electricity contracts entered into by the DWR since January 2001 declared void as against public policy. Such declaration could delay the issuances of DWR revenue bonds or the acquisition of other financing.



         ACTION REQUIRING DWR TO PAY FOR POWER ORDERED FOR PG&E AND SCE



    FERC has exclusive jurisdiction over the wholesale electric power market in the United States and the rates, terms, and conditions of service of the California Independent Systems Operator ("ISO"), the operator of the high-voltage system transmission system in California that supplies power to California utilities. FERC adopted a mitigation program for the California energy market in mid-2001 with the objective of ensuring just and reasonable wholesale electricity prices. One element of the program is that generators are required to offer to sell electricity to the ISO. Pursuant to the ISO's tariff, all of its utility customers must be creditworthy. PG&E and SCE do not meet the creditworthiness requirements, and DWR has been serving as the creditworthy party backing purchases of the net short power supply for PG&E and SCE. DWR has not been making payments to the ISO for a portion of those purchases because neither invoices nor adequate invoice backup information had been provided to DWR. Resulting delays in payments to generators by the ISO have prompted FERC proceedings, and a FERC order issued on November 7, 2001 (FERC Docket Nos. ER01-3013 and ER01-889-002), stated that FERC's must-offer requirement assumes a must-pay requirement and directed the ISO to require payment of overdue amounts from DWR within three months. On November 20, 2001, the ISO submitted to DWR an invoice which the ISO represented as being for all amounts past due from the ISO, in the amount of $956 million. DWR previously set aside approximately $1 billion (and may set aside additional funds) to pay for the net short power supply in dispute.



    ACTION CHALLENGING THE GOVERNOR'S AUTHORITY TO COMMANDEER BLOCK FORWARD CONTRACTS



    In DUKE ENERGY TRADING AND MARKETING V. DAVIS, ET AL. (U.S. District Court, C.D. Cal.), the plaintiff challenges the Governor's orders commandeering SCE and PG&E block forward market contracts held by the Power Exchange on the ground that the orders violated the Supremacy Clause and other constitutional provisions. Duke Energy seeks a temporary restraining order ("TRO") and injunction barring the Governor from taking any action against Duke Energy under the authority of the Executive Orders and a declaration that Duke Energy has no obligation to deliver power under the block forward contracts. On April 30, 2001, the U.S. District Court granted Governor Davis' motion to dismiss plaintiff's complaint based on Eleventh Amendment immunity and denied plaintiff's motions for partial summary judgment. On September 20, 2001, the United States Court of Appeals for the Ninth Circuit, in a 2-1 opinion, reversed the district court's judgment. The Court found that the EX PARTE YOUNG exception to the Eleventh Amendment applied and that the Governor's interference with the block forward contracts' security provisions was preempted by the federal scheme established by FERC. Accordingly, the Court remanded the case to the district court with instructions that judgment be entered in favor of Duke Energy and that an appropriately tailored injunction against Governor Davis' commandeering orders be entered. On October 11, 2002, the Governor filed a petition for rehearing en banc. The monetary impact of a final adverse decision is unknown.


    PACIFIC GAS AND ELECTRIC BANKRUPTCY AND RELATED ADVERSARY PROCEEDINGS


    On April 6, 2001, PG&E filed a voluntary Chapter 11 bankruptcy petition in U.S. Bankruptcy Court for the Northern District of California in San Francisco (IN RE PACIFIC GAS AND ELECTRIC, U.S. Bankruptcy Court, N.D. Cal.). The State has filed numerous claims as a creditor of PG&E, including but not limited to, claims for income and property taxes, regulatory fees, fines and penalties and environmental claims.



    DWR has filed administrative claims for post-petition purchases of electricity on PG&E's behalf, arising from the sale of electric energy or services for the customers of PG&E for the period April 7, 2001, through June 30, 2001, in an estimated amount of approximately $179 million. Claims for amounts due for July and beyond, if any, may be filed. DWR has also filed claims for pre-petition power-related matters in the estimated amount of approximately $225 million.



    On September 20, 2001, PG&E filed its plan of reorganization. The plan seeks an extensive restructuring of PG&E's business and the transfer of certain of its assets, including its electric and gas transmission assets, to newly created limited liability companies. The plan states that PG&E will seek to establish conditions to PG&E's resumption of its responsibility for the power currently being provided its customers by DWR, and a ruling to prohibit it from accepting an assignment of any of DWR's long-term power purchase contracts. The hearing on the disclosure statement of the plan is tentatively set for December 19, 2001.



    On April 9, 2001, PG&E filed an adversary proceeding in the bankruptcy court seeking declaratory and injunctive relief against the California Public Utilities Commission and its current Commissioners in their respective capacity (collectively "CPUC") to prevent the CPUC from implementing or enforcing any order that requires PG&E to make certain transfers between certain regulatory accounts which track PG&E revenues and costs. PG&E asserts that such an order would have the effect of extending the rate freeze presently in effect, and delaying the time when PG&E can seek rates sufficient to recover its costs of obtaining power. On June 1, 2001, the bankruptcy judge denied PG&E's motion for preliminary injunction ruling that
(1) sovereign immunity applies to the CPUC, but not to the Commissioners and
(2) the automatic stay does not apply to the challenged actions of the Commissioners because those actions constitute an exercise of the CPUC's police and regulatory power. Cross-appeals have been taken to the U.S. District Court, in PACIFIC GAS AND ELECTRIC COMPANY (PG&E V CPUC) U.S. Bankruptcy Court, Northern District of California, San Francisco Division, No. 0130923(DM). The parties have filed a stipulated briefing schedule with the court, which provides for briefs to be filed during the remaining months of 2001.



    On September 26, 2001, PG&E sought an order from the bankruptcy court authorizing PG&E to decline to comply with a CPUC order to enter into and implement the "Servicing Agreement" with DWR which provides that PG&E will supply distribution and billing services to allow DWR to deliver its power to retail end users and receive payment therefore. PG&E contends that CPUC order is tantamount to a diversion of the assets of the bankrupt estate which would be detrimental to the estate and its reorganization efforts. A hearing on the matter is set January 3, 2002.



                       OTHER ENERGY-RELATED BANKRUPTCIES



    SCE has previously indicated that it might seek bankruptcy law protection. On October 2, 2001, SCE and the CPUC announced the proposed settlement of certain pending legislation which is intended to allow SCE to recover from ratepayers a substantial portion of its accumulated debts. A consumer group has appealed that decision. The group's motions for stay of judgment pending appeal have been denied by both the district court (upon remand) and the appellate court. Oral argument in the appeal is currently scheduled for March 2002.



    The Power Exchange filed for protection under Chapter 11 of the Bankruptcy Code on March 9, 2001 (U.S. Bankruptcy Court, Central District of California, No. LA01-16577-ES). The Power Exchange formerly served as an independent, non-profit entity responsible for administering the wholesale electricity market in California during the period when the Utilities were required to sell all output of their retained power supply resources to the Power Exchange and make all purchases of electric energy needed to serve their retail end use customers from the Power Exchange. After a December 2000 FERC order permitting the Utilities to purchase and sell other than through the Power Exchange, Power Exchange operations slowed dramatically. The Power Exchange suspended trading in its power markets on January 31, 2001. On November 14, 2001, participating creditors filed a disclosure statement and a plan of reorganization for the Power Exchange.

Part C - Other Information

                               ITEM 23. EXHIBITS.

(a) Declaration of Trust.(1)

(a)(1) Amendment No. 1 to Declaration of Trust, Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest.(2)

(a)(2) Amendment No. 2 to Declaration of Trust, Second Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest.(4)

(a)(3) Amendment No. 3 to Declaration of Trust, Third Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest.(6)

(a)(4) Amendment No. 4 to Declaration of Trust, Fourth Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest.(8)

(a)(5) Amendment No. 5 to Declaration of Trust, Fifth Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest.(10)

(a)(6) Amendment No. 6 to Declaration of Trust, Sixth Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest.(14)

(a)(7) Amendment No. 7 to Declaration of Trust, Seventh Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest.(16)

(a)(8) Amendment No. 8 to Declaration of Trust, Eighth Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest.(16)

(a)(9) Amendment No. 9 to Declaration of Trust, Ninth Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest. (16)

(a)(10) Amendment No. 10 to Declaration of Trust, Tenth Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest.(15)

(b) Restated By-Laws.(2)

(b)(1) Amendment to Restated By-Laws.(12)

(b)(2) Amendment No. 2 to Restated By-Laws. (12)

(d) Form of Investment Advisory Agreement between Registrant and J.P.Morgan Investment Management Inc. (21)

(e)(1) Form of Distribution Agreement between Registrant and Funds Distributor, Inc. ("FDI").(2)

(e)(2) Form of Distribution Agreement between Registrant and J.P. Morgan Fund Distributors, Inc.(18)

(g) Form of Custodian Contract between Registrant and The Chase Manhattan Bank. (22)

(h)(1) Form of Administration Agreement between Registrant and Morgan Guaranty Trust Company of New York. (20)

(h)(2) Transfer Agency Agreement between Registrant and DST Systems, Inc. (20)

(h)(3) Form of Shareholder Servicing Agreement between Registrant and Morgan Guaranty Trust Company of New York. (20)

(i)    Opinion of Nixon Peabody LLP. (19)

 (j)   Consent of Auditor, filed herein.

(l) Form of Purchase agreement with respect to Registrant's initial shares.(2)

(m)    12b-1 Distribution Plan. (20)

(n)    Rule 18f-3 Multi-Class Plan. (21)

(p)(1) Code of Ethics for the Registrant. (13)

(p)(2) Amended Code of Ethics for J.P. Morgan Fund Distributors, Inc. (21)

(p)(3) Amended Code of Ethics. (16)

(p)(4) Codes of Ethics for Registrant, (22)

(p)(5) Codes of Ethics for Advisers, (22)

(99)(a) Powers of Attorney for: William J. Armstrong, Roland R. Eppley, Jr., George Gatch, Ann Maynard Gray, Matthew Healey, Fergus Reid, III, James J. Schonbachler, Leonard M. Spalding, Richard Vartabedian and David Wezdenko. (21)

--------------------------------------------------------------------------------

(1) Incorporated herein from Registrant's registration statement on Form N-1A as filed on August 29, 1996 (Accession No. 0000912057-96-019242).

(2) Incorporated herein from Registrant's registration statement on Form N-1A as filed on November 8, 1996 (Accession No. 0001016964-96-000034).

(4) Incorporated herein from Registrant's registration statement on Form N-1A as filed on June 19, 1997 (Accession No.0001016964-97-000117).

(5) Incorporated herein from Registrant's registration statement on Form N-1A as filed on October 21, 1997 (Accession No.0001042058-97-000005).

(6) Incorporated herein from Registrant's registration statement on Form N-1A as filed on January 2, 1998 (Accession No.0001041455-98-000012).

(8) Incorporated herein from Registrant's registration statement on Form N-1A as filed on July 28, 1998 (Accession No.0001041455-98-000039).

(9) Incorporated herein from Registrant's registration statement on Form N-1A as filed on August 25, 1998 (Accession No.0001041455-98-000054).

(10) Incorporated herein from Registrant's registration statement on Form N-1A as filed on December 31, 1998 (Accession No. 0001041455-98-000099).

(11) Incorporated herein from Registrant's registration statement on Form N-1A as filed on February 1, 1999 (Accession No.0000899681-99-000024).

(12) Incorporated herein from Registrant's registration statement on Form N-1A as filed on February 28, 2000 (Accession Number 0001041455-00-000052).

(13) Incorporated herein from Registrant's registration statement on Form N-1A as filed on April 17, 2000 (Accession Number 0001041455-00-00096).

(14) Incorporated herein from Registrant's registration statement on Form N-1A as filed on July 31, 2000 (Accession Number 0001016937-00-000008).

(15) Incorporated herein from Registrant's registration statement on Form N-1A as filed on December 11, 2000 (Accession Number 0000912057-00-053000).

(16) Incorporated herein from Registrant's registration statement on Form N-1A as filed on February 28, 2001 (Accession Number 0001005477-01-001650).

(17) Incorporated herein from Registrant's registration statement on Form N-1A as filed on March 30, 2001 (Accession Number 0000912057-01-505951).

(18) Incorporated herein from Registrant's registration statement on Form N-1A as filed on April 20, 2001 (Accession Number 0000912057-01-509686).

(19) Incorporated herein from Registrant's registration statement on Form N-1A as filed on May 16, 2001 (Accession Number 0000912057-01-516549).

(20) Incorporated herein from Registrant's registration statement on Form N-1A as filed August 28, 2001 (Accession Number 0000912057-01-530531).

(21) Incorporated herein from Registrant's registration statement on Form N-1A as filed September 7, 2001 (Accession Number 0000912057-01-531615).

(22) Incorporated herein from Registrant's registration statement on Form N-1A as filed November 19, 2001 (Accession Number 0000912057-01-540458)

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

Not applicable.

ITEM 25. INDEMNIFICATION.

Reference is made to Section 5.3 of Registrant's Declaration of Trust and
Section 5 of Registrant's Distribution Agreement.

Registrant, its Trustees and officers are insured against certain expenses in connection with the defense of claims, demands, actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suite or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

The business of J.P. Morgan is summarized in the Prospectus constituting Part A of this Registration Statement, which is incorporated herein by reference. The business or other connections of each director and officer of J. P. Morgan is currently listed in the investment advisor registration on Form ADV for J.P. Morgan (File No. 801-21011).

ITEM 27.  PRINCIPAL UNDERWRITERS.

     (a) J.P. Morgan Fund Distributors, Inc. (the "Distributor") is the principal underwriter of the Registrant's shares.

     J.P. Morgan Fund Distributors, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. J.P. Morgan Fund Distributors is located at 1211 Avenue of the Americas, New York, New York 10036. J.P. Morgan Fund Distributors is a wholly-owned subsidiary of The BISYS Group, Inc.

     J.P. Morgan Fund Distributors, Inc. acts as principal underwriters for the following investment companies:

Fleming Mutual Fund Group, Inc.
J.P. Morgan Funds
J.P. Morgan Institutional Funds
J.P. Morgan Series Trust
J.P. Morgan Series Trust II
Mutual Fund Group
Mutual Fund Investment Trust
Mutual Fund Master Investment Trust
Mutual Fund Select Group
Mutual Fund Select Trust
Mutual Fund Trust
Mutual Fund Variable Annuity Trust
Growth and Income Portfolio

     (b) The following is a list of the executive officers, directors and partners of J.P. Morgan Fund Distributors, Inc.

                           POSITION AND OFFICES                     POSITION AND OFFICES
NAME AND ADDRESS            WITH DISTRIBUTOR                           WITH REGISTRANT
----------------            --------------------                    --------------------
Lynn J. Mangum                 Chairman                                    None
90 Park Ave.
New York, NY 10016

Margaret Warner Chambers       Vice President                              None
90 Park Ave.
New York, NY 10016

Charles Linn Booth             Vice President/Compliance                   None
3435 Stelzer Road               Officer
Columbus, OH 43219

Dennis Sheehan                 Director                                    None
90 Park Ave.
New York, NY 10016

Kevin J. Dell                  Secretary                                   None
90 Park Ave.
New York, NY 10016

Edward S. Forman               Assistant Secretary                         None
90 Park Ave.
New York, NY 10016

Olu T. Lawal                   Fin/Op                                      None
90 Park Ave.
New York, NY 10016

Patrick William McKeon         Vice President/Chief Compliance Officer     None
90 Park Ave.
New York, NY 10016

William J. Tomko               President                                   None
3435 Stelzer Road
Columbus, OH 43219

(c) Not applicable

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended the "1940 Act"),and the Rules thereunder will be maintained at the offices of:

     JP Morgan Chase Bank: 3 Metrotech Center, Brooklyn, New York 11245 and J.P. Morgan Investment Management Inc.: 60 Wall Street, New York, New York 10260-0060, 9 West 57th Street, New York, New York 10019 or 522 Fifth Avenue, New York, New York 10036 (records relating to its functions as shareholder servicing agent, administrative, services agent and custodian and fund accounting agent).

     DST Systems, Inc.: 210 W. 10th Street, Kansas City, MO 64105 (records relating to its functions as transfer agent).

     J.P. Morgan Fund Distributors, Inc.: 1211 Avenue of the Americas, New York, New York 10036 (records relating to its functions as distributor and sub-administrator).

ITEM 29. MANAGEMENT SERVICES.

     Not applicable.

ITEM 30. UNDERTAKINGS.

     (a) If the information called for by Item 5A of Form N-1A is contained in the latest annual report to shareholders, the Registrant shall furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

     (b) The Registrant undertakes to comply with Section 16(c) of the 1940 Act as though such provisions of the 1940 Act were applicable to the Registrant, except that the request referred to in the second full paragraph thereof may only be made by shareholders who hold in the aggregate at least 10% of the outstanding shares of the Registrant, regardless of the net asset value of shares held by such requesting shareholders.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and State of New York on the 20th day of December, 2001.

                                             J.P. MORGAN SERIES TRUST


By: /s/ George Gatch                            /s/ David Wezdenko
    ---------------------------                 -----------------------------
George Gatch                                        David Wezdenko
President                                           Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on December 20, 2001.


Fergus Reid, III*
------------------------------
Fergus Reid, III
Trustee and Chairman

William J. Armstrong*
------------------------------
William J. Armstrong
Trustee

Roland R. Eppley, Jr.*
------------------------------
Roland R. Eppley, Jr.
Trustee

Ann Maynard Gray*
------------------------------
Ann Maynard Gray
Trustee

Matthew Healey*
-----------------------------
Matthew Healey
Trustee

James J. Schonbachler*
------------------------------
James J. Schonbachler
Trustee

Leonard M. Spalding, Jr.*
------------------------------
Leonard M. Spalding, Jr.

H. Richard Vartabedian*
------------------------------
H. Richard Vartabedian
Trustee

*By      /s/ David Wezdenko
         ---------------------------
         David Wezdenko
         Attorney-in-Fact